Exhibit 10.4

INTERCREDITOR AGREEMENT

by and among

ROYAL BANK OF CANADA,

as ABL Agent,

ROYAL BANK OF CANADA,

as Term Agent,

and each Junior Agent from time to time party hereto

Dated as of December 13, 2013

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INTERCREDITOR AGREEMENT

THIS INTERCREDITOR AGREEMENT (as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time pursuant to the terms hereof, this “Agreement”) is entered into as of December 13, 2013 by and among (a) ROYAL BANK OF CANADA (“Royal Bank”), in its capacities as administrative agent and collateral agent (together with its successors and permitted assigns in such capacities, the “ABL Agent”) for (i) the financial institutions, lenders and investors party from time to time to the ABL Credit Agreement referred to below (such financial institutions, lenders and investors together with their respective successors and permitted assigns and transferees, including any letter of credit issuers under the ABL Credit Agreement, the “ABL Lenders”), (ii) any ABL Cash Management Affiliates (as defined below) and (iii) any ABL Hedging Affiliates (as defined below) (such ABL Cash Management Affiliates and ABL Hedging Affiliates, together with the ABL Agent and the ABL Lenders and any other secured parties under any ABL Credit Agreement, the “ABL Secured Parties”), (b) Royal Bank, in its capacities as administrative agent and collateral agent (together with its successors and permitted assigns in such capacities, the “Term Agent”) for (i) the financial institutions, lenders and investors party from time to time to the Term Credit Agreement referred to below (such financial institutions, lenders and investors, together with their respective successors and permitted assigns and transferees, the “Term Lenders”) and (ii) any Term Hedging Affiliates (as defined below) (such Term Cash Management Affiliates and Term Hedging Affiliates, together with the Term Agent and the Term Lenders and any other secured parties under any Term Credit Agreement, the “Term Secured Parties”) and (c) each Junior Agent that from time to time becomes a party hereto pursuant to Section 7.6.

RECITALS

A. Pursuant to that certain Credit Agreement dated as of November 14, 2013 by and among NORCRAFT COMPANIES, L.P., a Delaware limited partnership (the “Borrower”), NORCRAFT INTERMEDIATE HOLDINGS, L.P., a Delaware limited partnership (“Intermediate Holdings”), the ABL Guarantors (as hereinafter defined) party thereto, the ABL Lenders and the ABL Agent (as such agreement may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “ABL Credit Agreement”), the ABL Lenders have agreed to make certain loans and other financial accommodations to or for the benefit of the Borrower.

B. Pursuant to certain guaranties provided under the ABL Credit Agreement (as the same may be amended, supplemented, restated and/or otherwise modified, collectively, the “ABL Guaranty”) by each of the ABL Guarantors in favor of the ABL Secured Parties, the ABL Guarantors have agreed to guarantee the payment of the Borrower’s obligations under the ABL Documents (as hereinafter defined).

C. As a condition to the effectiveness of the ABL Credit Agreement and to secure the obligations of the Borrower and the ABL Guarantors (the Borrower, the ABL Guarantors and each other direct or indirect subsidiary or parent of the Borrower or any of their affiliates that is now or hereafter becomes a party to any ABL Document, collectively, the “ABL Credit Parties”) under and in connection with the ABL Documents, the ABL Credit Parties have granted to the ABL Agent (for the benefit of the ABL Secured Parties) Liens on the Collateral.

D. Pursuant to that certain Credit Agreement dated as of the date hereof by and among the Borrower, Intermediate Holdings, the Term Guarantors (as hereinafter defined) party thereto, the Term Lenders and the Term Agent (as such agreement may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Term Credit Agreement”), the Term Lenders have agreed to make certain loans to the Borrower.

E. Pursuant to certain guaranties provided under the Term Credit Agreement (as the same may be amended, supplemented, restated and/or otherwise modified, collectively (collectively, the “Term Guaranty”) by each of the Term Guarantors in favor of the Term Secured Parties, the Term Guarantors have agreed to guarantee the payment of the Borrower’s obligations under the Term Documents (as hereinafter defined).

F. As a condition to the effectiveness of the Term Credit Agreement and to secure the obligations of the Borrower and the Term Guarantors (the Borrower, the Term Guarantors and each other direct or indirect subsidiary or parent of the Borrower or any of its affiliates that is now or hereafter becomes a party to any Term Document, collectively, the “Term Credit Parties”) under and in connection with the Term Documents, the Term Credit Parties have granted to the Term Agent (for the benefit of the Term Secured Parties) Liens on the Collateral.

G. Pursuant to this Agreement, the Borrower may, from time to time, designate certain additional Indebtedness of any Credit Party as “Junior Secured Indebtedness” by executing and delivering a Junior Secured Indebtedness Designation and by complying with the procedures set forth in Section 7.6 hereof, and the holders of such Junior Secured Indebtedness and any other applicable Junior Secured Party shall thereafter constitute “Junior Secured Parties,” and any Junior Agent for any such Junior Secured Parties shall thereafter constitute a “Junior Agent,” for all purposes under this Agreement.

H. Each of the ABL Agent (on behalf of the ABL Secured Parties) and the Term Agent (on behalf of the Term Secured Parties) and, by their acknowledgment hereof, the ABL Credit Parties and the Term Credit Parties, desire to agree to the relative priority of Liens on the Collateral and certain other rights, priorities and interests as provided herein.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1

DEFINITIONS

Section 1.1 UCC Definitions. The following terms which are defined in the Uniform Commercial Code are used herein as so defined: Account, Chattel Paper, Commercial Tort Claim, Commodity Account, Commodity Contract, Deposit Account, Document, Electronic Chattel Paper, Equipment, Financial Asset, Fixtures, General Intangible, Instrument, Inventory, Investment Property, Letter-of-Credit Right, Money, Payment Intangible, Promissory Note, Records, Security, Securities Account, Security Entitlement, Supporting Obligation and Tangible Chattel Paper.

Section 1.2 Other Definitions. Subject to Section 1.1 hereof, as used in this Agreement, the following terms shall have the meanings set forth below:

“ABL Affected Collateral” shall have the meaning set forth in Section 3.6(a) hereof.

“ABL Agent” shall have the meaning assigned to that term in the introduction to this Agreement and shall include any successor thereto as well as any Person designated as the “Agent”, “Administrative Agent”, “Collateral Agent”, “Trustee” or “Collateral Trustee” or similar term under any ABL Credit Agreement, and, in the case of each of the foregoing, shall include their respective successors and permitted assigns and transferees.

“ABL Cash Management Affiliate” shall mean any ABL Cash Management Bank that is owed ABL Cash Management Obligations by an ABL Credit Party and which ABL Cash Management Obligations are secured by Liens granted under one or more ABL Collateral Documents, together with their respective successors, assigns and transferees.

“ABL Cash Management Bank” shall mean, as of any date of determination, any Person that is an ABL Lender or an Affiliate of an ABL Lender on such date, whether or not such Person subsequently ceases to be an ABL Lender or an Affiliate of an ABL Lender.

“ABL Cash Management Obligations” shall mean obligations owed by the Borrower or any Subsidiary to any ABL Cash Management Bank in respect of or in connection with any Cash Management Services.

“ABL Collateral Documents” shall mean all “Security Documents” or similar term as defined in any ABL Credit Agreement, and all other security agreements, mortgages, deeds of trust and other collateral documents executed and delivered in connection with any ABL Credit Agreement, in each case as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“ABL Credit Agreement” shall have the meaning assigned to such term in the recitals to this Agreement and shall include any one or more other agreements, indentures or facilities extending the maturity of, consolidating, restructuring, refunding, replacing or refinancing all or any portion of the ABL Obligations, whether by the same or any other agent, trustee, lender, group of lenders, creditor or group of creditors and whether or not increasing the amount of any Indebtedness that may be incurred or issued thereunder.

“ABL Credit Parties” shall have the meaning assigned to that term in the recitals to this Agreement.

“ABL Deposit and Securities Accounts” means all Deposit Accounts, Securities Accounts, collection accounts and lockbox accounts (and all related lockboxes) of the Credit Parties (other than the Term Loan Priority Accounts).

“ABL Documents” shall mean any ABL Credit Agreement, any ABL Guaranty, any ABL Collateral Document, all Cash Management Services between the Borrower or any Subsidiary and any ABL Cash Management Affiliate, any ABL Hedging Agreement between any ABL Credit Party or any Subsidiary and any ABL Hedging Affiliate, any other ancillary agreement as to which any ABL Secured Party is a party or a beneficiary and all other agreements, instruments, documents and certificates, now or hereafter executed by or on behalf of any ABL Credit Party or any of its respective Subsidiaries or Affiliates, and delivered to the ABL Agent or any other ABL Secured Party, in connection with any of the foregoing or any ABL Credit Agreement, in each case as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“ABL Guarantors” shall mean the collective reference to (i) Intermediate Holdings and each Subsidiary of the Borrower other than any Excluded Subsidiary and (ii) any other Person who becomes a guarantor under any ABL Guaranty. The term “ABL Guarantors” shall include all “Guarantors” under and as defined in the ABL Credit Agreement.

“ABL Guaranty” shall have the meaning assigned to that term in the recitals to this Agreement and shall also include any other guaranty made by an ABL Guarantor guaranteeing, inter alia, the payment and performance of any ABL Obligations.

“ABL Hedge Bank” shall mean any Person that is an Agent, a Lender or a Joint Bookrunner under the ABL Credit Agreement or an Affiliate of any of the foregoing on the Effective Date or at the time it enters into an ABL Hedging Agreement, in its capacity as a party thereto, whether or not such Person subsequently ceases to be an Agent, a Lender or an Affiliate of any of the foregoing.

“ABL Hedging Affiliate” shall mean any ABL Hedge Bank that has entered into an ABL Hedging Agreement with an ABL Credit Party, with the obligations of such ABL Credit Party thereunder being secured by one or more ABL Collateral Documents, together with its successors, assigns and transferees.

“ABL Hedging Agreement” means any “Hedging Agreement” as defined in the ABL Credit Agreement.

“ABL Lenders” shall have the meaning assigned to that term in the introduction to this Agreement, as well as any Person designated as a “Lender” or similar term under any ABL Credit Agreement.

“ABL Obligations” shall mean any and all obligations of every nature of each ABL Credit Party from time to time owed to the ABL Secured Parties, or any of them, under, in connection with, or evidenced or secured by any ABL Document, including, without limitation, all “Secured Obligations” or similar term as defined in any ABL Credit Agreement and whether for principal, interest (including interest which, but for the filing of a petition in bankruptcy with respect to such ABL Credit Party, would have accrued on any ABL Obligation, whether or not a claim is allowed against such ABL Credit Party for such interest in the related bankruptcy proceeding), reimbursement of amounts drawn under letters of credit, payments for early termination of ABL Hedging Agreements (to the extent constituting Secured Obligations, as defined in the ABL Credit Agreement), fees, expenses, indemnification or otherwise, and all other amounts owing or due under the terms of any ABL Document.

“ABL Priority Collateral” shall mean all Collateral consisting of the following (including for the avoidance of doubt, any such assets that, but for the application of Section 552 of the Bankruptcy Code (or any similar provision of any foreign Debtor Relief Laws), would be ABL Priority Collateral):

(1) all Accounts, other than Accounts which constitute identifiable proceeds of Term Priority Collateral;

(2) cash, Money and cash equivalents;

(3) all (x) Deposit Accounts (other than Term Loan Priority Accounts) and Money and all cash, checks, other negotiable instruments, funds and other evidences of payments properly held therein, including intercompany indebtedness between or among the Credit Parties or their Affiliates, to the extent owing in respect of ABL Priority Collateral, (y) Securities Accounts (other than Term Loan Priority Accounts), Security Entitlements and Securities credited to such a Securities Account (other than Equity Interests) and (z) Commodity Accounts (other than Term Loan Priority Accounts) and Commodity Contracts credited thereto, and, in each case, all cash, Money, cash equivalents, checks and other property properly held therein or credited thereto (other than Equity Interests); provided, however, that to the extent that identifiable proceeds of Term Priority Collateral are deposited in any such Deposit Accounts or Securities Accounts, such identifiable proceeds shall be treated as Term Priority Collateral;

(4) all Inventory;

(5) to the extent relating to, evidencing or governing any of the items referred to in the preceding clauses (1) through (4) constituting ABL Priority Collateral, all Documents, General Intangibles (including all rights under contracts), Instruments (including Promissory Notes), Chattel Paper (including Tangible Chattel Paper and Electronic Chattel Paper), Intellectual Property and Commercial Tort Claims; provided that to the extent any of the foregoing also relates to Term Priority Collateral, only that portion related to the items referred to in the preceding clauses (1) through (4) shall be included in the ABL Priority Collateral;

(6) to the extent relating to any of the items referred to in the preceding clauses (1) through (5) constituting ABL Priority Collateral, all Supporting Obligations and Letter-of-Credit Rights; provided that to the extent any of the foregoing also relates to Term Priority Collateral only that portion related to the items referred to in the preceding clauses (1) through (5) shall be included in the ABL Priority Collateral;

(7) all books and Records relating to the items referred to in the preceding clauses (1) through (6) constituting ABL Priority Collateral (including all books, databases, customer lists, engineer drawings, and Records, whether tangible or electronic, which contain any information relating to any of the items referred to in the preceding clauses (1) through (6) constituting ABL Priority Collateral); and

(8) all collateral security and guarantees, products or Proceeds of or with respect to any of the foregoing items referred to in the preceding clauses (1) through (7) constituting ABL Priority Collateral and all cash, Money, cash equivalents, insurance proceeds, Instruments, Securities and Financial Assets received as Proceeds of any of the foregoing items referred to in the preceding clauses (1) through (7) and this clause (8) constituting ABL Priority Collateral (“ABL Priority Proceeds”).

“ABL Recovery” shall have the meaning set forth in Section 5.3(a) hereof.

“ABL Secured Parties” shall have the meaning assigned to that term in the introduction to this Agreement.

“Affiliate” shall mean, when used with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

“Agent(s)” means, individually, the ABL Agent, the Term Agent or any Junior Agent and, collectively, means the ABL Agent, the Term Agent and any Junior Agent.

“Agreement” shall have the meaning assigned to that term in the introduction to this Agreement.

“Bankruptcy Code” shall mean Title 11 of the United States Code, as now or hereafter in effect or any successor thereto.

“Borrower” shall have the meaning assigned to that term in the introduction to this Agreement.

“Business Day” shall mean any day that is not a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to remain closed (or are in fact closed).

“Capitalized Leases” means all leases that have been or are required to be, in accordance with GAAP recorded as capitalized leases; provided that for all purposes hereunder the amount of obligations under any Capitalized Lease shall be the amount thereof accounted for as a liability in accordance with GAAP.

“Cash Management Services” means any agreement or arrangement to provide cash management services, including treasury, depository, overdraft, credit card processing, credit or debit card, purchase card, electronic funds transfer and other cash management arrangements.

“Collateral” shall mean all Property now owned or hereafter acquired by the Borrower or any Guarantor in or upon which a Lien is granted or purported to be granted to any ABL Agent, any Term Agent or any Junior Agent under any of the ABL Collateral Documents, the Term Collateral Documents or the Junior Documents, together with all rents, issues, profits, products and Proceeds thereof.

“Control” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and the terms “Controlling” and “Controlled” shall have meanings correlative thereto.

“Control Collateral” shall mean any Collateral consisting of any Certificated Security (as defined in Section 8–102 of the Uniform Commercial Code), Investment Property, Deposit Account, Instruments and any other Collateral as to which a Lien may be perfected through possession or control by the secured party, or any agent therefor.

“Copyrights” shall mean, collectively, with respect to the Credit Parties, all copyrights (whether statutory or common law, whether established or registered in the United States or any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished) and all copyright registrations and applications made by a Credit Party, in each case, whether now owned or hereafter created or acquired by or assigned to a Credit Party, together with any and all (i) rights and privileges arising under applicable law with respect to a Credit Party’s use of such copyrights, (ii) reissues, renewals, continuations and extensions thereof and amendments thereto, (iii) income, fees, royalties, damages, claims and payments now or hereafter due and/or payable with respect thereto, including damages and payments for past, present or future infringements thereof, (iv) rights corresponding thereto throughout the world and (v) rights to sue for past, present or future infringements thereof.

“Credit Documents” shall mean the ABL Documents, the Term Documents and the Junior Documents.

“Credit Parties” shall mean the ABL Credit Parties, the Term Credit Parties and the Junior Credit Parties.

“Debtor Relief Laws” shall mean the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

“Designated Junior Agent” means the Junior Agent under the first Series of Junior Obligations designated as Junior Secured Indebtedness pursuant to Section 7.6; provided, that at such time such Junior Obligations cease to be the only Junior Secured Indebtedness under this Agreement, by delivery of written notice to each Senior Agent and the Borrower hereunder, the Junior Majority Agents may from time to time designate another Junior Agent as the “Designated Junior Agent” for purposes hereof.

“DIP Financing” shall have the meaning set forth in Section 6.1(a) hereof.

“Discharge of ABL Obligations” shall mean the time at which all the ABL Obligations (other than (i) contingent indemnification and reimbursement obligations as to which no claim has been asserted by the Person entitled thereto, (ii) Secured Obligations (as defined in the ABL Credit Agreement) under ABL Hedging Agreements and (iii) obligations in respect of Cash Management Services to the extent such obligations are Secured Obligations (as defined in the ABL Credit Agreement)) have been paid in full in cash, all Letters of Credit (as defined in the ABL Credit Agreement) have expired or been terminated (other than Letters of Credit for which other arrangements reasonably satisfactory to the ABL Agent and each applicable Issuer (as defined in the ABL Credit Agreement) have been made) and all Commitments (as defined in the ABL Credit Agreement) have been terminated.

“Discharge of Junior Obligations” shall mean, with respect to any Series of Junior Obligations, the time at which all the Junior Obligations of such Series (other than contingent indemnification and reimbursement obligations as to which no claim has been asserted by the Person entitled thereto) have been paid in full in cash and all commitments to extend credit under the Junior Documents for such Series of Junior Obligations have been terminated.

“Discharge of Senior Obligations” shall mean the Discharge of ABL Obligations and Discharge of Term Obligations.

“Discharge of Term Obligations” shall mean the time at which all the Term Obligations (other than (i) contingent indemnification and reimbursement obligations as to which no claim has been asserted by the Person entitled thereto and (ii) Secured Obligations (as defined in the Term Credit Agreement) under Term Hedging Agreements) have been paid in full in cash and all Commitments (as defined in the Term Credit Agreement) have been terminated.

“Domestic Subsidiary” shall mean any Subsidiary that is organized or existing under the laws of the United States, any state thereof or the District of Columbia.

“Effective Date” shall have the meaning assigned to such term under the ABL Credit Agreement or the Term Credit Agreement, as applicable.

“Enforcement Notice” shall mean a written notice delivered by either the ABL Agent or the Term Agent to the other announcing that an Enforcement Period has commenced.

“Enforcement Period” shall mean the period of time following the receipt by either the ABL Agent or the Term Agent of an Enforcement Notice from the other and continuing until the earliest of (a) in the case of an Enforcement Period commenced by the Term Agent, the Discharge of Term Obligations, (b) in the case of an Enforcement Period commenced by the ABL Agent, the Discharge of ABL Obligations, or (c) the ABL Agent or the Term Agent (as applicable) terminates, or agrees in writing to terminate, the Enforcement Period.

“Equity Interest” shall mean, with respect to any Person, any and all shares, interests, participations or other equivalents, including membership interests (however designated, whether voting or nonvoting), of equity of such Person, including, if such Person is a partnership, partnership interests (whether general or limited) and any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of property of, such partnership, whether outstanding on the date hereof or issued after the Effective Date, but excluding debt securities convertible or exchangeable into such equity.

“Event of Default” shall mean an “Event of Default” or similar term under and as defined in any ABL Credit Agreement, any Term Credit Agreement or the Junior Agreement relating to any Series of Junior Obligations, as applicable.

“Excluded Subsidiary” means (a) with respect to ABL Guarantors, any “Excluded Subsidiary” or similar term under and as defined in any ABL Credit Agreement and (b) with respect to the Term Guarantors, any “Excluded Subsidiary” or similar term under and as defined in any Term Credit Agreement.

“Exercise Any Secured Creditor Remedies” or “Exercise of Secured Creditor Remedies” shall mean, except as otherwise provided in the final sentence of this definition:

(a) the taking by any Secured Party of any action to enforce or realize upon any Lien, including the institution of any foreclosure proceedings or the noticing of any public or private sale pursuant to Article 9 of the Uniform Commercial Code or other applicable law;

(b) the exercise by any Secured Party of any right or remedy provided to a secured creditor on account of a Lien under any of the Credit Documents, under applicable law, in an Insolvency Proceeding or otherwise, including the election to retain any of the Collateral in satisfaction of a Lien;

(c) the taking of any action by any Secured Party or the exercise of any right or remedy by any Secured Party in respect of the collection on, set off against, marshaling of, injunction respecting or foreclosure on the Collateral or the Proceeds thereof;

(d) the appointment on the application of a Secured Party, of a receiver, receiver and manager or interim receiver of all or part of the Collateral;

(e) the sale, lease, license or other disposition of all or any portion of the Collateral by private or public sale conducted by any Secured Party or any other means at the direction of any Secured Party permissible under applicable law;

(f) the exercise of any other right of a secured creditor under Part 6 of Article 9 of the Uniform Commercial Code or under provisions of similar effect under other applicable law; and

(g) the exercise by any Secured Party of any voting rights relating to any Equity Interest included in the Collateral.

For the avoidance of doubt, none of the following shall be deemed to constitute an Exercise of Any Secured Creditor Remedies or an Exercise of Secured Creditor Remedies: (i) the filing of a proof of claim in any Insolvency Proceeding or the seeking of adequate protection by any Senior Secured Party, (ii) the exercise of rights by the ABL Agent upon the occurrence of a Cash Dominion Period (as defined in any ABL Credit Agreement), including, without limitation, the notification of account debtors, depository institutions or any other Person to deliver proceeds of ABL Priority Collateral to the ABL Agent, (iii) the consent by the ABL Agent to a store closing sale, going out of business sale or other disposition by any Credit Party of any of the ABL

Priority Collateral, (iv) the reduction of advance rates or sub-limits by the ABL Agent and the ABL Lenders, (v) the change in eligibility criteria for components of the borrowing base under the ABL Credit Agreement by the ABL Agent and the ABL Lenders or (vi) the imposition of Reserves (as defined in the ABL Credit Agreement) by the ABL Agent.

“Foreign Subsidiary” shall mean a Subsidiary that is organized under the laws of a jurisdiction other than the United States, any state thereof or the District of Columbia.

“GAAP” shall have the meaning assigned to that term in the Term Credit Agreement.

“Goodwill” shall mean, collectively, with respect to each Credit Party, the goodwill connected with such Credit Party’s business including all goodwill connected with (i) the use of and symbolized by any Trademark or Intellectual Property License with respect to any Trademark in which such Credit Party has any interest, (ii) all know-how, trade secrets, customer and supplier lists, proprietary information, inventions, methods, procedures, formulae, descriptions, compositions, technical data, drawings, specifications, name plates, catalogs, confidential information and the right to limit the use or disclosure thereof by any Person, pricing and cost information, business and marketing plans and proposals, consulting agreements, engineering contracts and such other assets which relate to such goodwill and (iii) all product lines of such Credit Party’s business.

“Governmental Authority” shall mean the government of the United States or any other nation, or of any political subdivision thereof, whether state, provincial or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union, the European Central Bank or the Organization for Economic Co-operation and Development).

“Guarantor” shall mean any of the ABL Guarantors, the Term Guarantors or Junior Guarantors.

“Indebtedness” shall have the meaning provided in the ABL Credit Agreement and the Term Credit Agreement as in effect on the date hereof.

“Insolvency Proceeding” shall mean (a) any case, action or proceeding before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors or other similar arrangement in respect of a Person’s creditors generally or any substantial portion of a Person’s creditors; in each case covered by clauses (a) and (b) undertaken under any Debtor Relief Laws.

“Intellectual Property” shall mean, collectively, the Patents, Trademarks, Copyrights, Intellectual Property Licenses and Goodwill.

“Intellectual Property Licenses” shall mean, collectively, with respect to each Credit Party, all license and distribution agreements with, and covenants not to sue, any other party with respect to any Patent, Trademark or Copyright or any other patent, trademark or copyright, whether such Credit Party is a licensor or licensee, distributor or distributee under any such license or distribution agreement, together with any and all (i) renewals, extensions, supplements and continuations thereof, (ii) income, fees, royalties, damages, claims and payments now and hereafter due and/or payable thereunder and with respect thereto including damages and payments for past, present or future infringements or violations thereof, (iii) rights to sue for past, present and future infringements or violations thereof and (iv) other rights to use, exploit or practice any or all of the Patents, Trademarks or Copyrights or any other patent, trademark or copyright.

“Intermediate Holdings” shall have the meaning assigned to that term in the introduction to this Agreement.

“Junior Agent” shall mean any one or more agents, trustees or other representatives for or of any one or more Junior Lenders under any Junior Agreement and shall include any successor thereto as well as any Person designated as an “Agent,” “Administrative Agent,” “Collateral Agent,” “Trustee” or any similar agent or representative under any Junior Agreement, and, in the case of each of the foregoing, shall include their respective successors and permitted assigns and transferees.

“Junior Agreement” shall mean (a) any agreement, instrument and document under which any Junior Secured Indebtedness is or may be incurred, including without limitation any credit agreement, loan agreement, indenture or other financing agreement, in each case as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms of such agreement, instrument or document, as applicable and this Agreement, and (b) if designated by the Borrower, shall include any one or more other agreements, indentures or facilities extending the maturity of, consolidating, increasing, restructuring, refunding, replacing or refinancing all or any portion of the Junior Obligations, whether by the same or any other agent, trustee, lender, group of lenders, creditor or group of creditors and whether or not increasing the amount of any Indebtedness that may be incurred or issued thereunder

“Junior Collateral Documents” shall mean all “Security Documents” or similar term as defined in any Junior Agreement, and all other security agreements, mortgages, deeds of trust and other collateral documents executed and delivered by one or more Junior Credit Parties in connection with any Junior Agreement, in each case as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“Junior Credit Party” shall mean the Borrower, the Junior Guarantors and each direct or indirect subsidiary or parent of the Borrower or any of its affiliates that hereafter becomes a party to any Junior Document, and any other Person who becomes a guarantor under any of the Junior Guaranties.

“Junior Documents” shall mean, with respect to any Series of Junior Secured Indebtedness hereunder, any Junior Agreement, any Junior Guaranty, any Junior Collateral Document, any other ancillary agreement as to which any Junior Secured Party is a party or a beneficiary and all other agreements, instruments, documents and certificates, now or hereafter executed by or on behalf of any Junior Credit Party or any of its respective Subsidiaries or Affiliates, and delivered to the Junior Agent or any other Junior Secured Party, in connection with any of the foregoing or any Junior Agreement, in each case as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“Junior Effective Date” shall have the meaning set forth in Section 7.6.

“Junior Guarantor” shall mean any Person who becomes a guarantor under any Junior Guaranty.

“Junior Guaranty” shall mean, with respect to any Series of Junior Obligations, any guaranty made by a Junior Guarantor guaranteeing, inter alia, the payment and performance of such Junior Obligations.

“Junior Lenders” shall mean one or more financial institutions, lenders and investors party from time to time to any Junior Agreement, as well as any Person designed as a “Lender” or similar term under any Junior Agreement, together with their respective successors and permitted assigns and transferees.

“Junior Majority Agents” means the Junior Agent or Junior Agents representing a majority of the then aggregate principal amount of Junior Obligations.

“Junior Obligations” shall mean any and all obligations of every nature of each Junior Credit Party from time to time owed to the Junior Secured Parties or any of them, under, in connection with, or evidenced or secured by any Junior Document, including, without limitation, all “Obligations” or similar term as defined in any Junior Agreement and whether for principal, interest (including interest which, but for the filing of a petition in bankruptcy with respect to such Junior Credit Party, would have accrued on any Junior Obligation, whether or not a claim is allowed against such Junior Credit Party for such interest in the related bankruptcy proceeding), fees, expenses, indemnification or otherwise, and all other amounts owing or due under the terms of any Junior Document, as amended, restated, modified, renewed, refunded, replaced or refinanced in whole or in part from time to time.

“Junior Secured Indebtedness” shall mean any Junior Specified Indebtedness that (1) is permitted to be secured by a Lien (as hereinafter defined) on the Collateral ranking junior to, or not expressly required to be pari passu with, the Lien securing the Senior Obligations by

(a) prior to the Discharge of ABL Obligations, any negative covenant or other provision restricting Liens contained in any ABL Credit Agreement or any other ABL Document then in effect;

(b) prior to the Discharge of Term Obligations, any negative covenant or other provision restricting Liens contained in any Term Credit Agreement or any other Term Document then in effect; and

(c) prior to the Discharge of Junior Obligations with respect to any Series of Junior Obligations, any negative covenant restricting Liens contained in the Junior Agreement for such Series of Junior Obligations then in effect; and

(2) is designated as “Junior Secured Indebtedness” by the Borrower pursuant to a Junior Secured Indebtedness Designation and in compliance with the procedures described in Section 7.6.

As used in this definition of “Junior Secured Indebtedness,” the term “Lien” shall have the meaning set forth (x) for purposes of the preceding clause (1)(a), prior to the Discharge of ABL Obligations, in any ABL Credit Agreement then in effect, (y) for purposes of the preceding clause (1)(b), prior to the Discharge of Term Obligations, in any Term Credit Agreement then in effect, and (c) for purposes of the preceding clause (1)(c), prior to the Discharge of Junior Obligations, with respect to any Series of Junior Obligations, in the Junior Agreement for such Series of Junior Obligations then in effect.

“Junior Secured Indebtedness Designation” shall mean a certificate of the Borrower with respect to Junior Secured Indebtedness substantially in the form of Exhibit B attached hereto.

“Junior Secured Indebtedness Joinder” shall mean a joinder agreement executed by one or more Junior Agents in respect of the Junior Secured Indebtedness subject to a Junior Secured Indebtedness Designation, on behalf of one or more Junior Secured Parties in respect of such Junior Secured Indebtedness, substantially in the form of Exhibit C attached hereto.

“Junior Secured Parties” shall mean any Junior Agent, any Junior Lender and any other secured parties under any Junior Credit Agreement.

“Junior Shared Collateral” shall mean, at any time, Collateral in which the holders of Senior Obligations under at least one Senior Agreement and the holders of Junior Obligations under at least one Junior Agreement (or their Agents) hold a security interest at such time (or, in the case of the Senior Agreements, are deemed pursuant to Article 2 to hold a security interest). If, at any time, any portion of the Collateral under one or more Senior Agreements does not constitute Collateral under one or more Junior Agreements, then such portion of such Collateral shall constitute Junior Shared Collateral only with respect to the Junior Agreement(s) for which it constitutes Collateral and shall not constitute Junior Shared Collateral for any Junior Agreement which does not have a security interest in such Collateral at such time.

“Junior Specified Indebtedness” shall mean any Indebtedness (as hereinafter defined) that is or may from time to time be incurred by any Credit Party in compliance with

(a) prior to the Discharge of ABL Obligations, any negative covenant or other provision restricting Indebtedness contained in any ABL Credit Agreement or any other ABL Document then in effect;

(b) prior to the Discharge of Term Obligations, any negative covenant or other provision restricting Indebtedness contained in any Term Credit Agreement or any other Term Document then in effect; and

(c) prior to the Discharge of Junior Obligations with respect to any Series of Junior Obligations, any negative covenant restricting Liens contained in the Junior Agreement for such Series of Junior Obligations then in effect.

As used in this definition of “Junior Specified Indebtedness,” the term “Indebtedness” shall have the meaning set forth (x) for purposes of the preceding clause (a), prior to the Discharge of ABL Obligations, in any ABL Credit Agreement then in effect, (y) for purposes of the preceding clause (b), prior to the Discharge of Term Obligations, in any Term Credit Agreement then in effect, and (z) for purposes of the preceding clause (c), prior to the Discharge of Junior Obligations, with respect to any Series of Junior Obligations, in the Junior Agreement for such Series of Junior Obligations then in effect. In the event that any Indebtedness as defined in any such Credit Document shall not be Indebtedness as defined in any other such Credit Document, but is or may be incurred in compliance with such other Credit Document, such Indebtedness shall constitute Junior Specified Indebtedness for purposes of such other Credit Document.

“Lenders” means, collectively, all of the ABL Lenders, the Term Lenders and the Junior Lenders.

“Lien” shall mean, with respect to any property, (a) any mortgage, deed of trust, lien, pledge, encumbrance, claim, charge, assignment, hypothecation, security interest or encumbrance of any kind or any arrangement to provide priority or preference or any filing of any financing statement under the UCC or any other similar notice of lien under any similar notice or recording statute of any Governmental Authority, including any easement, right-of-way or other encumbrance on title to Real Property, in each of the foregoing cases whether voluntary or imposed by law, and any agreement to give any of the foregoing; (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such property; and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

“Lien Priority” shall mean with respect to any Lien of the ABL Secured Parties, the Term Secured Parties or any Junior Secured Parties in the Collateral, the order of priority of such Lien as specified in Section 2.1 hereof.

“Other Liabilities” means ABL Cash Management Obligations and Secured Obligations (as defined in the ABL Credit Agreement) in respect of any ABL Hedging Agreement.

“Party” shall mean the ABL Agent, the Term Agent or any Junior Agent, and “Parties” shall mean all of the Agents.

“Patents” shall mean, collectively, with respect to the Credit Parties, all patents issued or assigned to, and all patent applications and registrations made by, a Credit Party (whether established or registered or recorded in the United States or any other country or any political subdivision thereof), together with any and all (i) rights and privileges arising under applicable law with respect to a Credit Party’s use of any patents, (ii) inventions and improvements described and claimed therein, (iii) reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof and amendments thereto, (iv) income, fees, royalties, damages, claims and payments now or hereafter due and/or payable thereunder and with respect thereto including damages and payments for past, present or future infringements thereof, (v) rights corresponding thereto throughout the world and (vi) rights to sue for past, present or future infringements thereof.

“Permitted Junior Secured Refinancing Debt” shall mean any “Permitted Junior Secured Refinancing Debt” as defined in the Term Credit Agreement, the ABL Credit Agreement or any Junior Agreement, as applicable.

“Permitted Pari Passu Secured Refinancing Debt” shall mean any “Permitted Pari Passu Secured Refinancing Debt” as defined in the Term Credit Agreement, the ABL Credit Agreement or any Junior Agreement, as applicable.

“Permitted Refinancing” shall mean any “Permitted Refinancing” as defined in the Term Credit Agreement, the ABL Credit Agreement or any Junior Agreement, as applicable.

“Person” shall mean any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Priority Collateral” shall mean the ABL Priority Collateral or the Term Priority Collateral, as applicable.

“Proceeds” shall mean (a) all “proceeds,” as defined in Article 9 of the Uniform Commercial Code, with respect to the Collateral, and (b) whatever is recoverable or recovered when any Collateral is sold, exchanged, collected, or disposed of, whether voluntarily or involuntarily.

“Property” shall mean any right, title or interest in or to property or assets of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible and including Equity Interests or other ownership interests of any Person and whether now in existence or owned or hereafter entered into or acquired, including all Real Property.

“Purchase Date” shall have the meaning set forth in Section 3.8(a) hereof.

“Purchase Notice” shall have the meaning set forth in Section 3.8(a) hereof.

“Purchase Option Event” shall have the meaning set forth in Section 3.8(a) hereof.

“Purchasing Creditors” shall have the meaning set forth in Section 3.8(a) hereof.

“Real Property” shall mean, collectively, all right, title and interest (including any leasehold, mineral or other estate) in and to any and all parcels of or interests in real property owned, leased or operated by any Person, whether by lease, license or other means, together with, in each case, all easements, hereditaments and appurtenances relating thereto, all improvements and appurtenant fixtures and equipment, all general intangibles and contract rights and other property and rights incidental to the ownership, lease or operation thereof.

“Replacement Agent” shall have the meaning set forth in Section 3.8(d) hereof.

“Royal Bank” shall have the meaning assigned to that term in the introduction to this Agreement.

“Secured Parties” shall mean the ABL Secured Parties, the Term Secured Parties and the Junior Secured Parties.

“Senior Agent(s)” means, individually, prior to the Discharge of ABL Obligations with respect to any matters relating solely to the ABL Priority Collateral, the ABL Agent and, with respect to all other matters (including Collateral other than ABL Priority Collateral) and, after the Discharge of ABL Obligations, with respect to the ABL Priority Collateral, the Term Agent, and, collectively, means both the ABL Agent and the Term Agent.

“Senior Agreement” shall mean any ABL Credit Agreement and any Term Credit Agreement, individually.

“Senior Collateral” shall mean all Property now owned or hereafter acquired by the Borrower or any Guarantor in or upon which a Lien is granted or purported to be granted to the ABL Agent or the Term Agent under any of the ABL Collateral Documents or the Term Collateral Documents, together with all rents, issues, profits, products and Proceeds thereof.

“Senior Collateral Documents” shall mean the ABL Collateral Documents and the Term Collateral Documents, collectively.

“Senior Debt Documents” shall mean the ABL Documents and the Term Documents, collectively.

“Senior Lenders” shall mean the ABL Lenders and the Term Lenders, collectively.

“Senior Obligations” shall mean the ABL Obligations and the Term Obligations, collectively.

“Senior Secured Parties” shall mean the ABL Secured Parties and the Term Secured Parties, collectively.

“Series” shall mean (a) with respect to the Junior Secured Parties, each of the Junior Secured Parties that becomes subject to this Agreement after the date hereof that are represented by a common Agent (in its capacity as such for such Junior Secured Parties) and (b) with respect to any Junior Obligations, each of the Junior Obligations incurred pursuant to any Junior Agreement, which, pursuant to any Junior Secured Indebtedness Joinder, are to be represented hereunder by a common Agent (in its capacity as such for such Junior Obligations).

“Subsidiary” shall mean, with respect to any Person (the “parent”) at any date, (i) any Person the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, (ii) any other corporation, limited liability company, association or other business entity of which securities or other ownership interests representing more than 50% of the voting power of all Equity Interests entitled (without regard to the occurrence of any contingency) to vote in the election of the board of directors (or similar governing body) thereof are, as of such date, owned, controlled or held by the parent and/or one or more subsidiaries of the parent, (iii) any partnership (a) the sole general partner or the managing general partner of which is the parent and/or one or more subsidiaries of the parent or (b) the only general partners of which are the parent and/or one or more subsidiaries of the parent and (iv) any other Person that is otherwise Controlled by the parent and/or one or more subsidiaries of the parent. Unless the context requires otherwise, “Subsidiary” refers to a Subsidiary of Borrower.

“Term Agent” shall have the meaning assigned to that term in the introduction to this Agreement and shall include any successor thereto as well as any Person designated as the “Agent”, “Administrative Agent”, “Collateral Agent”, “Trustee”, “Collateral Trustee” or similar term under any Term Credit Agreement, and, in the case of each of the foregoing, shall include their respective successors and permitted assigns and transferees.

“Term Cash Proceeds Notice” shall mean a written notice delivered by the Term Agent to the ABL Agent (a) stating that an Event of Default has occurred and is continuing under any Term Document and specifying the relevant Event of Default and (b) stating that certain cash proceeds which may be deposited in an ABL Deposit and Securities Account constitute Term Priority Collateral, and reasonably identifying the amount of such proceeds and specifying the origin thereof.

“Term Collateral Documents” shall mean all “Security Documents” or similar term as defined in any Term Credit Agreement, and all other security agreements, mortgages, deeds of trust and other collateral documents executed and delivered by one or more Term Credit Parties in connection with any Term Credit Agreement, in each case as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“Term Credit Agreement” shall have the meaning assigned to that term in the recitals to this Agreement and shall include any one or more other agreements, indentures or facilities extending the maturity of, consolidating, increasing (including by means of any Incremental Equivalent Debt (as defined in the Term Credit Agreement) or any Permitted Refinancing thereof), restructuring, refunding, replacing or refinancing all or any portion of the Term Obligations, whether by the same or any other agent, trustee, lender, group of lenders, creditor or group of creditors and whether or not increasing the amount of any Indebtedness that may be incurred or issued thereunder.

“Term Credit Parties” shall have the meaning assigned to that term in the recitals to this Agreement.

“Term Documents” shall mean any Term Credit Agreement, any Term Guaranty, any Term Collateral Document, any Term Hedging Agreements between any Term Credit Party or any Subsidiary and any Term Hedging Affiliate, any other ancillary agreement as to which any Term Secured Party is a party or a beneficiary and all other agreements, instruments, documents and certificates, now or hereafter executed by or on behalf of any Term Credit Party or any of its respective Subsidiaries or Affiliates, and delivered to the Term Agent or any other Term Secured Party, in connection with any of the foregoing or any Term Credit Agreement, in each case as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“Term Guarantors” shall mean the collective reference to (i) Intermediate Holdings and each Subsidiary of the Borrower, other than any Excluded Subsidiary and (ii) any other Person who becomes a guarantor under any Term Guaranty. The term “Term Guarantors” shall include all “Guarantors” under and as defined in the Term Credit Agreement.

“Term Guaranty” shall have the meaning assigned to that term in the recitals to this Agreement and shall also include any other guaranty made by a Term Guarantor guaranteeing, inter alia, the payment and performance of any Term Obligations.

“Term Hedge Agreement” means any “Hedge Agreement” as defined in the Term Credit Agreement.

“Term Hedge Bank” shall mean any Person that is an Agent, a Lender or a Joint Bookrunner under the Term Credit Agreement or an Affiliate of any of the foregoing on the Effective Date or at the time it enters into a Term Hedging Agreement, in its capacity as a party thereto, whether or not such Person subsequently ceases to be an Agent, a Lender or an Affiliate of any of the foregoing.

“Term Hedging Affiliate” shall mean any Term Hedge Bank that has entered into a Term Hedging Agreement with a Term Credit Party, with the obligations of such Term Credit Party thereunder being secured by one or more Term Collateral Documents, together with its successors, assigns and transferees (even if such Term Hedge Bank subsequently ceases to be an agent or lender, as applicable, under the Term Credit Agreement for any reason).

“Term Hedging Agreement” means any “Hedging Agreement” as defined in the Term Credit Agreement.

“Term Lenders” shall have the meaning assigned to that term in the introduction to this Agreement, as well as any Person designated as a “Lender” or similar term under any Term Credit Agreement.

“Term Loan Priority Accounts” means any Deposit Accounts or Securities Accounts, in each case that are intended to contain Term Priority Collateral or identifiable proceeds of the Term Priority Collateral (it being understood that any property in such Deposit Accounts or Securities Accounts which is not Term Priority Collateral or identifiable proceeds of Term Priority Collateral shall not be Term Priority Collateral solely by virtue of being on deposit in any such Deposit Account or Securities Account).

“Term Obligations” shall mean any and all obligations of every nature of each Term Credit Party from time to time owed to the Term Secured Parties or any of them, under, in connection with, or evidenced or secured by any Term Document, including, without limitation, all “Secured Obligations” or similar term as defined in any Term Credit Agreement and whether for principal, interest (including interest which, but for the filing of a petition in bankruptcy with respect to such Term Credit Party, would have accrued on any Term Obligation, whether or not a claim is allowed against such Term Credit Party for such interest in the related bankruptcy proceeding), payments for early termination of Term Hedging Agreements (to the extent constituting Secured Obligations, as defined in the Term Credit Agreement), fees, expenses, indemnification or otherwise, and all other amounts owing or due under the terms of any Term Document, as amended, restated, modified, renewed, refunded, replaced or refinanced in whole or in part from time to time.

“Term Priority Collateral” shall mean all Collateral consisting of the following (including for the avoidance of doubt, any such assets that, but for the application of Section 552 of the Bankruptcy Code (or any similar provision of any foreign Debtor Relief Laws) would be Term Priority Collateral):

(1) all Equipment, Fixtures, Real Property, intercompany indebtedness between or among the Credit Parties or their Affiliates, except to the extent constituting ABL Priority Collateral, and Investment Property (other than any Investment Property described in clauses 3(y) and 8 of the definition of ABL Priority Collateral);

(2) except to the extent constituting ABL Priority Collateral, all Instruments, Intellectual Property, Commercial Tort Claims, Documents and General Intangibles;

(3) Term Loan Priority Accounts; provided, however, that to the extent that identifiable proceeds of ABL Priority Collateral are deposited in any such Term Loan Priority Accounts, such identifiable proceeds shall be treated as ABL Priority Collateral;

(4) all other Collateral, other than the ABL Priority Collateral (including ABL Priority Proceeds); and

(5) all collateral security and guarantees, products or Proceeds of or with respect to any of the foregoing items referred to in the preceding clauses (1) though (4) constituting Term Priority Collateral and all cash, Money, cash equivalents, insurance proceeds, Instruments, Securities and Financial Assets received as Proceeds of any of the foregoing items referred to in the preceding clauses (1) through (4) and this clause (5) constituting Term Priority Collateral, other than the ABL Priority Collateral (“Term Priority Proceeds”).

“Term Recovery” shall have the meaning set forth in Section 5.3(b) hereof.

“Term Secured Parties” shall have the meaning assigned to that term in the introduction to this Agreement.

“Trademarks” shall mean, collectively, with respect to the Credit Parties, all trademarks (including service marks), slogans, logos, certification marks, trade dress, uniform resource locations (URL’s), domain names, corporate names and trade names, whether registered or unregistered, owned by or assigned to a Credit Party and all registrations and applications for the foregoing (whether statutory or common law and whether established or registered in the United States or any other country or any political subdivision thereof), together with any and all (i) rights and privileges arising under applicable law with respect to a Credit Party’s use of any trademarks, (ii) reissues, continuations, extensions and renewals thereof and amendments thereto, (iii) income, fees, royalties, damages and payments now and hereafter due and/or payable thereunder and with respect thereto, including damages, claims and payments for past, present or future infringements thereof, (iv) rights corresponding thereto throughout the world and (v) rights to sue for past, present and future infringements thereof.

“Uniform Commercial Code” or “UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York; provided that, if by reason of mandatory provisions of law, perfection, or the effect of perfection or non perfection or the priority of a security interest in any Collateral or the availability of any remedy hereunder is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, “Uniform Commercial Code” means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non perfection or priority or availability of such remedy, as the case may be.

“Use Period” means the period commencing on the date that the ABL Agent or an agent acting on its behalf (or an ABL Credit Party acting with the consent of the ABL Agent) commences the liquidation and sale of the ABL Priority Collateral in a manner as provided in Section 3.6 hereof (having theretofore furnished the Term Agent with an Enforcement Notice) and ending 180 days thereafter. If any stay or other order that prohibits any of the ABL Agent, the other ABL Secured Parties or any ABL Credit Party (with the consent of the ABL Agent) from commencing and continuing to Exercise Any Secured Creditor Remedies or from liquidating and selling the ABL Priority Collateral has been entered by a court of competent jurisdiction, such 180-day period shall be tolled during the pendency of any such stay or other order and the Use Period shall be so extended.

Section 1.3 Rules of Construction. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the term “including” is not limiting and shall be deemed to be followed by the phrase “without limitation,” and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Article, section, subsection, clause, schedule and exhibit references herein are to this Agreement unless otherwise specified. Any reference in this Agreement to any agreement, instrument, or document shall include all alterations, amendments, changes, restatements, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, restatements, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). Any reference herein to any Person shall be construed to include such Person’s successors and assigns. Except as otherwise provided herein, any reference herein to the repayment in full of an obligation shall mean the payment in full in cash of such obligation, or in such other manner as may be approved in writing by the requisite holders or representatives in respect of such obligation.

ARTICLE 2

LIEN PRIORITY

Section 2.1 Priority of Liens.

(a) Subject to the order of application of proceeds set forth in sub-clauses (b) and (c) of Section 4.1 hereof, notwithstanding (i) the date, time, method, manner, or order of grant, attachment or perfection (including any defect or deficiency or alleged defect or deficiency in any of the foregoing) of any Liens granted to the ABL Secured Parties in respect of all or any portion of the Collateral, of any Liens granted to the Term Secured Parties in respect of all or any portion of the Collateral or of any Liens granted to the Junior Secured Parties in respect of all or any portion of the Collateral and regardless of how any such Lien was acquired (whether by grant, statute, operation of law, subrogation or otherwise), (ii) the order or time of filing or recordation of any document or instrument for perfecting the Liens in favor of the ABL Agent, the Term Agent or Junior Agent (or ABL Secured Parties, Term Secured Parties or Junior Secured Parties) in any Collateral, (iii) any provision of the Uniform Commercial Code, Debtor Relief Laws or any other applicable law, or of the ABL Documents, the Term Documents or the Junior Documents, (iv) whether the ABL Agent, the Term Agent or any Junior Agent, in each case, either directly or through agents, holds possession of, or has control over, all or any part of the Collateral, (v) the date on which the ABL Obligations, the Term Obligations or the Junior Obligations are advanced or made available to the Credit Parties, (vi) the fact that any such Liens in favor of the ABL Agent or the ABL Lenders, the Term Agent or the Term Lenders or any Junior Agent or any Junior Lenders securing any of the ABL Obligations, Term Obligations or Junior Obligations, respectively, are (x) subordinated to any Lien securing any obligation of any Credit Party other than the Term Obligations (in the case of the ABL Obligations), the ABL Obligations (in the case of the Term Obligations) or the Senior Obligations (in the case of the Junior Obligations), respectively, or (y) otherwise subordinated, unperfected, voided, avoided, invalidated or lapsed, or (vii) any other circumstance of any kind or nature whatsoever, the ABL Agent, on behalf of itself and the ABL Secured Parties, the Term Agent, on behalf of itself and the Term Secured Parties, and each Junior Agent that becomes a party to this Agreement, on behalf of itself and the Junior Secured Parties represented thereby, hereby agree that:

(1) (A) any Lien (or purported Lien) in respect of all or any portion of the ABL Priority Collateral now or hereafter held by or on behalf of the Term Agent or any Term Secured Party that secures all or any portion of the Term Obligations shall in all respects be junior and subordinate to all Liens granted to the ABL Agent and the ABL Secured Parties in such ABL Priority Collateral to secure all or any portion of the ABL Obligations and (B) any Lien (or purported Lien) in respect of all or any portion of the ABL Priority Collateral now or hereafter held by or on behalf of any Junior Agent or any Junior Secured Party that secures all or any portion of any Series of Junior Obligations shall in all respects be junior and subordinate to all Liens granted to any Senior Agent or any Senior Secured Parties in the ABL Priority Collateral to secure all or any portion of any Senior Obligations;

(2) (A) any Lien (or purported Lien) in respect of all or any portion of the ABL Priority Collateral now or hereafter held by or on behalf of the ABL Agent or any ABL Secured Party that secures all or any portion of the ABL Obligations shall in all respects be senior and prior to all Liens (or purported Liens) granted to the Term Agent or any Term Secured Party in such ABL Priority Collateral to secure all or any portion of the Term Obligations and (B) any Lien (or purported Lien) in respect of all or any portion of the ABL Priority Collateral now or hereafter held by or on behalf of any Senior Agent or any Senior Secured Parties that secures all or any portion of any Senior Obligations shall in all respects be senior and prior to all Liens (or purported Liens) granted to any Junior Agent or any Junior Secured Party in the ABL Priority Collateral to secure all or any portion of the Junior Obligations of any Series;

(3) (A) any Lien (or purported Lien) in respect of all or any portion of the Term Priority Collateral now or hereafter held by or on behalf of the ABL Agent or any ABL Secured Party that secures all or any portion of the ABL Obligations shall in all respects be junior and subordinate to all Liens (or purported Liens) granted to the Term Agent and the Term Secured Parties in such Term Priority Collateral to secure all or any portion of the Term Obligations and (B) any Lien (or purported Liens) in respect of all or any portion of the Term Priority Collateral now or hereafter held by or on behalf of any Junior Agent or any Junior Secured Party that secures all or any portion of any Series of Junior Obligations shall in all respects be junior and subordinate to all Liens (or purported Liens) granted to any Senior Agent or any Senior Secured Parties in the Term Priority Collateral to secure all or any portion of any Senior Obligations;

(4) (A) any Lien (or purported Lien) in respect of all or any portion of the Term Priority Collateral now or hereafter held by or on behalf of the Term Agent or any Term Secured Party that secures all or any portion of the Term Obligations shall in all respects be senior and prior to all Liens (or purported Liens) granted to the ABL Agent or any ABL Secured Party in such Term Priority Collateral to secure all or any portion of the ABL Obligations and (B) any Lien (or purported Lien) in respect of all or any portion of the Term Priority Collateral now or hereafter held by or on behalf of any Senior Agent or any Senior Secured Parties that secures all or any portion of any Senior Obligations shall in all respects be senior and prior to all Liens (or purported Liens) granted to any Junior Agent or any Junior Secured Party in the Term Priority Collateral to secure all or any portion of the Junior Obligations of any Series; and

(5) any Lien in respect of all or any portion of the Collateral as of the date of this Agreement or hereafter held by or on behalf of any Junior Agent or any Junior Secured Party that secures all or any portion of any Junior Obligations of any Series shall in all respects be pari passu and equal in priority with any Lien in respect of all or any portion of the Collateral as of the date of this Agreement or hereafter held by or on behalf of each other Junior Agent or any Junior Secured Party represented by such other Junior Agent that secures all or any portion of any Junior Obligations of any other Series (except as may be separately otherwise agreed in writing by, and solely as between or among, any two or more Junior Agents, each on behalf of itself and the Junior Secured Parties represented thereby).

(b) Notwithstanding any failure by any ABL Secured Party or Term Secured Party to perfect its security interests in the Collateral or any avoidance, invalidation, priming or subordination by any third party or court of competent jurisdiction of the security interests in the Collateral granted to the ABL Secured Parties or the Term Secured Parties, the priority and rights as between the ABL Secured Parties, the Term Secured Parties and the Junior Secured Parties with respect to the Collateral shall be as set forth herein. Notwithstanding any failure by any Junior Secured Party to perfect its security interests in the Collateral or any avoidance, invalidation, priming or subordination by any third party or court of competent jurisdiction of the security interests in the Collateral granted to such Junior Secured Party, the priority and rights as between any Junior Agent and the Junior Secured Parties represented thereby, on the one hand, and any other Junior Agent and the Junior Secured Parties represented thereby, on the other hand, with respect to the Collateral shall be as set forth herein (except as may be separately otherwise agreed in writing by, and solely as between or among, any two or more Junior Agents, each on behalf of itself and the Junior Secured Parties represented thereby).

(c) The Term Agent, for and on behalf of itself and the Term Secured Parties, acknowledges and agrees that, (x) the ABL Agent, for the benefit of itself and the ABL Secured Parties, has been, or may be, granted Liens upon all of the Collateral in which the Term Agent has been granted Liens and the Term Agent hereby consents thereto and (y) after the date hereof, a Junior Agent, for the benefit of itself and the Junior Secured Parties represented thereby, may be granted Liens upon all of the Collateral in which such Term Agent has been granted Liens and, in each case, the Term Agent hereby consents thereto. The ABL Agent, for and on behalf of itself and the ABL Secured Parties, acknowledges and agrees that, (x) the Term Agent, for the benefit of itself and the Term Secured Parties, has been, or may be, granted Liens upon all of the Collateral in which the ABL Agent has been granted Liens and the ABL Agent hereby consents thereto and (y) after the date hereof, a Junior Agent, for the benefit of itself and the Junior Secured Parties represented thereby, may be granted Liens upon all of the Collateral in which such ABL Agent has been granted Liens and, in each case, the ABL Agent hereby consents thereto. Each Junior Agent that becomes a party to this Agreement, for and on behalf of itself and the Junior Secured Parties represented thereby, acknowledges and agrees that the ABL Agent, for the benefit of itself and the ABL Secured Parties, the Term Agent, for the benefit of itself and the Term Secured Parties, and any other Junior Agent, for the benefit of itself and the Junior Secured Parties represented thereby, have been, or may be, granted Liens upon all of the Collateral in which such Junior Agent has been granted Liens and, in each case, such Junior Agent hereby consents thereto. The subordination of Liens by the Term Agent and the ABL Agent in favor of one another, and by each Junior Agent in favor of the Senior Agents, as set forth herein shall not be deemed to subordinate the Term Agent’s Liens, the ABL Agent’s Liens or such Junior Agent’s Liens to the Liens of any other Person, nor shall such subordination be affected by the subordination of such Liens to any Lien of any other Person. The provision of pari passu and equal priority as between Liens of any Junior Agent and Liens of any other Junior Agent, in each case as set forth herein, shall not be deemed to subordinate the Liens of any Junior Agent to the Liens of any Person other than the Senior Agents and the other Senior Secured Parties as and to the extent set forth herein, or to provide that the Liens of any Junior Agent will be pari passu or of equal priority with the Liens of any other Person.

Section 2.2 Waiver of Right to Contest Liens.

(a) The Term Agent, for and on behalf of itself and the Term Secured Parties, agrees that it and they shall not (and hereby waives any right to) take any action to contest or challenge (or assist or support any other Person in contesting or challenging), directly or indirectly, whether or not in any proceeding (including in any Insolvency Proceeding), the validity, priority, enforceability, or perfection of the Liens of the ABL Agent and the ABL Secured Parties in respect of the Collateral or the provisions of this Agreement. Except to the extent expressly set forth in this Agreement, the Term Agent, for itself and on behalf of the Term Secured Parties, agrees that none of the Term Agent or the Term Secured Parties will take any action that would interfere with any Exercise of Secured Creditor Remedies undertaken by the ABL Agent or any ABL Secured Party under the ABL Documents with respect to the ABL Priority Collateral. The Term Agent, for itself and on behalf of the Term Secured Parties, hereby waives any and all rights it or the Term Secured Parties may have as a junior lien creditor or otherwise to contest, protest, object to, or interfere with the manner in which the ABL Agent or any ABL Lender seeks to enforce its Liens in any ABL Priority Collateral. The foregoing shall not be construed to prohibit the Term Agent from enforcing the provisions of this Agreement.

(b) The ABL Agent, for and on behalf of itself and the ABL Secured Parties, agrees that it and they shall not (and hereby waives any right to) take any action to contest or challenge (or assist or support any other Person in contesting or challenging), directly or indirectly, whether or not in any proceeding (including in any Insolvency Proceeding), the validity, priority, enforceability, or perfection of the Liens of the Term Agent or the Term Secured Parties in respect of the Collateral or the provisions of this Agreement. Except to the extent expressly set forth in this Agreement, the ABL Agent, for itself and on behalf of the ABL Secured Parties, agrees that none of the ABL Agent or the ABL Secured Parties will take any action that would interfere with any Exercise of Secured Creditor Remedies undertaken by the Term Agent or any Term Secured Party under the Term Documents with respect to the Term Priority Collateral. The ABL Agent, for itself and on behalf of the ABL Secured Parties, hereby waives any and all rights it or the ABL Secured Parties may have as a junior lien creditor or otherwise to contest, protest, object to, or interfere with the manner in which the Term Agent or any Term Secured Party seeks to enforce its Liens in any Term Priority Collateral. The foregoing shall not be construed to prohibit the ABL Agent from enforcing the provisions of this Agreement.

(c) The ABL Agent, for and on behalf of itself and the ABL Secured Parties, and the Term Agent, for and on behalf of itself and the Term Secured Parties, each agrees that it shall not (and hereby waives any right to) take any action to contest or challenge (or assist or support any other Person in contesting or challenging), directly or indirectly, whether or not in any proceeding (including in any Insolvency Proceeding), the validity, priority, enforceability, or perfection of the Liens of any Junior Agent or any Junior Secured Parties in respect of the Collateral or the provisions of this Agreement. The foregoing shall not be construed to prohibit the ABL Agent or the Term Agent from enforcing the provisions of this Agreement.

(d) Each Junior Agent that becomes a party to this Agreement, for and on behalf of itself and the Junior Secured Parties represented thereby, agrees that it and they shall not (and hereby waives any right to) take any action to contest or challenge (or assist or support any other Person in contesting or challenging), directly or indirectly, whether or not in any proceeding (including in any Insolvency Proceeding), the validity, priority, enforceability, or perfection of the Liens of any Senior Agent or any Senior Secured Party or of any other Junior Agent and the Junior Secured Parties represented thereby, in each case, in respect of the Collateral or the provisions of this Agreement. Except to the extent expressly set forth in this Agreement, each such Junior Agent, for and on behalf of itself and the Junior Secured Parties represented thereby, agrees that none of such Junior Agent or the applicable Junior Secured Parties represented thereby will take (or seek to take) any action (or support the taking of any action by any third-party) that would interfere with any Exercise of Secured Creditor Remedies undertaken by any Senior Agent or any Senior Secured Party under the applicable Senior Debt Documents with respect to any Collateral securing any Senior Obligations. Each Junior Agent, for and on behalf of itself and the Junior Secured Parties represented thereby, hereby waives any and all rights it or such Junior Secured Parties may have as a junior lien creditor or otherwise to contest, protest, object to, or interfere with the manner in which any Senior Agent or any Senior Secured Party seeks to enforce its Liens in any Collateral securing any Senior Obligation.

(e) For the avoidance of doubt, the assertion of priority rights established under the terms of this Agreement shall not be considered a challenge to Lien priority of any Party prohibited by this Section 2.2.

Section 2.3 Remedies Standstill.

(a) The Term Agent, on behalf of itself and the Term Secured Parties, agrees that, from the date hereof until the date upon which the Discharge of ABL Obligations shall have occurred, neither the Term Agent nor any Term Secured Party will Exercise Any Secured Creditor Remedies with respect to any of the ABL Priority Collateral without the written consent of the ABL Agent, and will not take, receive or accept any Proceeds of ABL Priority Collateral, it being understood and agreed that the temporary deposit of Proceeds of ABL Priority Collateral in a Deposit Account controlled by the Term Agent shall not constitute a breach of this Agreement so long as such Proceeds are promptly (but in no event later than five Business Days after receipt) remitted to the ABL Agent. From and after the date upon which the Discharge of ABL Obligations shall have occurred (or prior thereto upon obtaining the written consent of the ABL Agent), the Term Agent or any Term Secured Party may Exercise Any Secured Creditor Remedies under the Term Documents or applicable law as to any ABL Priority Collateral; provided, however, that any Exercise of Secured Creditor Remedies with respect to any Collateral by the Term Agent or the Term Secured Parties is at all times subject to the provisions of this Agreement.

(b) The ABL Agent, on behalf of itself and the ABL Secured Parties, agrees that, from the date hereof until the date upon which the Discharge of Term Obligations shall have occurred, neither the ABL Agent nor any ABL Secured Party will Exercise Any Secured Creditor Remedies with respect to the Term Priority Collateral without the written consent of the Term Agent, and will not take, receive or accept any Proceeds of the Term Priority Collateral, it being understood and agreed that the temporary deposit of Proceeds of Term Priority Collateral in a Deposit Account controlled by the ABL Agent shall not constitute a breach of this Agreement so long as such Proceeds are promptly (but in no event later than five Business Days after receipt) remitted to the Term Agent. From and after the date upon which the Discharge of Term Obligations shall have occurred (or prior thereto upon obtaining the written consent of the Term Agent), the ABL Agent or any ABL Secured Party may Exercise Any Secured Creditor Remedies under the ABL Documents or applicable law as to any Term Priority Collateral; provided, however, that any Exercise of Secured Creditor Remedies with respect to any Collateral by the ABL Agent or the ABL Secured Parties is at all times subject to the provisions of this Agreement.

(c) Each Junior Agent that becomes a party to this Agreement, on behalf of itself and the Junior Secured Parties represented thereby, agrees that from the date such Junior Agent becomes a party to this Agreement until the date upon which the Discharge of Senior Obligations shall have occurred, whether or not any Insolvency Proceeding has been commenced by or against any Credit Party, (i) neither such Junior Agent nor any Junior Secured Party represented thereby will (x) Exercise Any Secured Creditor Remedies with respect to any Junior Shared Collateral, (y) contest, protest or object (or support any contest, protest or objection) to any Exercise of Any Secured Creditor Remedies brought with respect to the Junior Shared Collateral or any other Senior Collateral by any Senior Agent or any Senior Secured Party in respect of the Senior Obligations, including the exercise of any right by any Senior Agent or any Senior Secured Party (or any agent or sub-agent on their behalf) in respect of the Senior Obligations under any lockbox agreement, control agreement, landlord waiver or bailee’s letter or similar agreement or arrangement to which any Senior Agent or any Senior Secured Party either is a party or may have rights as a third party beneficiary, or any other exercise by any such party of any rights and remedies relating to the Junior Shared Collateral under the ABL Documents or the Term Documents, as applicable, or otherwise in respect of the Senior Collateral or the Senior Obligations, or (z) object (or support any objection) to the forbearance by the Senior Secured Parties from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Junior Shared Collateral in respect of Senior Obligations and (ii) the Senior Agents and the Senior Secured Parties shall have the sole and exclusive right to Exercise Any Secured Creditor Remedies in accordance with the provisions of this Agreement (including clause (a) and (b) above) (including setoff and the right to credit bid their debt) and make determinations regarding the release, disposition or restrictions with respect to the Junior Shared Collateral without any consultation with, notice to, or the consent of any Junior Agent or any Junior Secured Party. In exercising rights and remedies with respect to the Senior Collateral, the Senior Agents and the Senior Secured Parties may enforce the provisions of the ABL Documents and the Term Documents, as applicable, and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion consistent with the terms of this Agreement (including clauses (a) and (b) above). Such exercise and enforcement shall include the rights of an agent appointed by the Senior Secured Parties to sell or otherwise dispose of or deal with Junior Shared Collateral, including upon foreclosure, to incur expenses in connection with such sale or disposition and to exercise all the rights and remedies of a secured lender, including under the Uniform Commercial Code of any applicable jurisdiction and of a secured creditor under Debtor Relief Laws of any applicable jurisdiction.

(d) Notwithstanding the provisions of Sections 2.3(a), 2.3(b) or any other provision of this Agreement, nothing contained herein shall be construed to prevent any Agent or any Secured Party from (i) filing a claim or statement of interest with respect to the ABL Obligations, Term Obligations or the Junior Obligations owed to it in any Insolvency Proceeding commenced by or against any Credit Party, (ii) taking any action (not adverse to the priority status of the Liens of the other Agent or other Secured Parties on the Collateral in which such other Agent or other Secured Party has a priority Lien or the rights of the other Agent or any of the other Secured Parties to Exercise Any Secured Creditor Remedies in respect thereof) in order to create, perfect, preserve or protect (but not enforce) its Lien on any Collateral, (iii) filing any necessary or responsive pleadings in opposition to any motion, adversary proceeding or other pleading filed by any Person objecting to or otherwise seeking disallowance of the claim or Lien of such Agent or Secured Party or (iv) voting on any plan of reorganization or file any proof of claim in any Insolvency Proceeding of any Credit Party, in each case (i) through (iv) above to the extent not inconsistent with the express terms of this Agreement. In the event any Junior Secured Party becomes a judgment lien creditor in respect of Junior Shared Collateral as a result of its enforcement of its rights as an unsecured creditor in respect of Junior Obligations, such judgment lien shall be subordinated to the Liens securing Senior Obligations on the same basis as the other Liens securing the Junior Obligations are so subordinated to such Liens securing Senior Obligations under this Agreement. Nothing in this Agreement shall impair or otherwise adversely affect any rights or remedies the Senior Agents or the Senior Secured Parties may have with respect to the Senior Collateral.

(e) So long as the Discharge of Senior Obligations has not occurred, each Junior Agent that becomes a party to this Agreement, for and on behalf of itself and the Junior Secured Parties represented thereby, agrees that it will not, in the context of its role as secured creditor, take or receive any Junior Shared Collateral or any Proceeds of Junior Shared Collateral in connection with the exercise of any right or remedy (including setoff) with respect to any Junior Shared Collateral in respect of Junior Obligations. Without limiting the generality of the foregoing, unless and until the Discharge of Senior Obligations has occurred, except as expressly provided in Section 2.3(d), the sole right of the Junior Agents and the Junior Secured Parties with respect to the Junior Shared Collateral is to hold a Lien on the Junior Shared Collateral in respect of Junior Obligations pursuant to the applicable Junior Documents for the period and to the extent granted therein and to receive a share of the Proceeds thereof, if any, after the Discharge of Senior Obligations has occurred.

(f) Subject to Section 2.3(d), (i) each Junior Agent that becomes a party to this Agreement, for and on behalf of itself and the Junior Secured Parties represented thereby, agrees that neither such Junior Agent nor any such Junior Secured Party will take any action that would hinder or delay any exercise of remedies undertaken by any Senior Agent or any Senior Secured Party with respect to the Junior Shared Collateral under any Senior Debt Document, including any sale, lease, exchange, transfer or other disposition of the Junior Shared Collateral, whether by foreclosure or otherwise, and (ii) each Junior Agent that becomes a party to this Agreement, for and on behalf of itself and the Junior Secured Parties represented thereby, hereby waives any and all rights it or any such Junior Secured Party may have as a junior lien creditor or otherwise to object to or contest or protest (or support any objection to or contest or protest of) the manner in which the Senior Agents or the Senior Secured Parties seek to enforce or collect the Senior Obligations or the Liens granted on any of the Senior Collateral, regardless of whether any action or failure to act by or on behalf of any Senior Agent or any other Senior Secured Party is adverse to the interests of the Junior Secured Parties.

(g) Each Junior Agent that becomes a party to this Agreement hereby acknowledges and agrees that no covenant, agreement or restriction contained in any Junior Document shall be deemed to restrict in any way the rights and remedies of the Senior Agents or the Senior Secured Parties with respect to the Senior Collateral as set forth in this Agreement and the Senior Debt Documents.

(h) Subject to Section 2.3(d), each Junior Agent that becomes a party to this Agreement, for and on behalf of itself and the Junior Secured Parties represented thereby, agrees that, unless and until the Discharge of Senior Obligations has occurred, it will not commence (or support the commencement of), or join with any Person (other than the Senior Secured Parties and the Senior Agents) in commencing, any enforcement, collection, execution, levy or foreclosure action or proceeding with respect to any Lien held by it in the Junior Shared Collateral under any of the Junior Documents or otherwise in respect of the Junior Obligations.

Section 2.4 Exercise of Rights.

(a) No Other Restrictions. Except as expressly set forth in this Agreement, each Term Secured Party, each ABL Secured Party and each Junior Secured Party shall have any and all rights and remedies it may have as a creditor under applicable law, including the right to the Exercise of Secured Creditor Remedies (except as may be separately otherwise agreed in writing by, and solely as between or among, any two or more Junior Agents, each on behalf of itself and the Junior Secured Parties represented thereby); provided, however, that the Exercise of Secured Creditor Remedies with respect to the Collateral shall be subject to the Lien Priority and to the provisions of this Agreement. The ABL Agent may enforce the provisions of the ABL Documents, the Term Agent may enforce the provisions of the Term Documents, each Junior Agent may (subject to Section 2.4(b)) enforce the provisions of the applicable Junior Documents and each may Exercise Any Secured Creditor Remedies, all in such order and in such manner as each may determine in the exercise of its sole discretion, consistent with the terms of this Agreement (including, without limitation, Section 2.4(b)) and mandatory provisions of applicable law (except as may be separately otherwise agreed in writing by, and solely as between or among, any two or more Junior Agents, each on behalf of itself and the Junior Secured Parties represented thereby); provided, however, that each of the ABL Agent and the Term Agent agrees to provide to the other (x) an Enforcement Notice prior to the commencement of an Exercise of Secured Creditor Remedies and (y) copies of any notices that it is required under applicable law to deliver to any Credit Party; provided further, however, that the ABL Agent’s failure to provide the Enforcement Notice (other than in connection with Section 3.6 hereof) or any such copies to the Term Agent shall not impair any of the ABL Agent’s rights hereunder or under any of the ABL Documents and the Term Agent’s failure to provide the Enforcement Notice or any such copies to the ABL Agent shall not impair any of the Term Agent’s rights hereunder or under any of the Term Documents. Each of the Term Agent, each Term Secured Party, the ABL Agent and each ABL Secured Party agrees (i) that it will not institute any suit or other proceeding or assert in any suit, Insolvency Proceeding or other proceeding any claim (or support any of the foregoing), in the case of the Term Agent and each

Term Secured Party, against either the ABL Agent or any other ABL Secured Party, and in the case of the ABL Agent and each other ABL Secured Party, against either the Term Agent or any other Term Secured Party, seeking damages from or other relief by way of specific performance, instructions or otherwise, with respect to any action taken or omitted to be taken by such Person with respect to the Collateral which is consistent with the terms of this Agreement, and none of such Parties shall be liable for any such action taken or omitted to be taken, and (ii) it will not be a petitioning creditor or otherwise assist or support in the filing of an involuntary Insolvency Proceeding. Each Junior Agent and each Junior Secured Party agrees (i) that it will not institute any suit or other proceeding or assert in any suit, Insolvency Proceeding or other proceeding any claim (or support any of the foregoing) against any Senior Agent or any Senior Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise, with respect to, any action taken or omitted to be taken by such Person with respect to the Collateral which is consistent with the terms of this Agreement, and none of such Senior Agents or Senior Secured Parties shall be liable for any such action taken or omitted to be taken, and (ii) it will not be a petitioning creditor or otherwise assist or support in the filing of an involuntary Insolvency Proceeding.

(b) Until the Discharge of Senior Obligations, as between the Senior Agents, on the one hand, and the Junior Agents, on the other hand, the Senior Agents shall have the sole and exclusive right to exercise any right or remedy with respect to the Junior Shared Collateral and shall have the sole and exclusive right to determine and direct the time, method and place for exercising such right or remedy or conducting any proceeding with respect thereto consistent with the terms of the Agreement. Following the Discharge of Senior Obligations, the Designated Junior Agent, who may be instructed by the Junior Majority Agents, shall have the exclusive right to exercise any right or remedy with respect to the Collateral, and the Designated Junior Agent, who may be instructed by the Junior Majority Agents, shall have the exclusive right to direct the time, method and place of exercising or conducting any proceeding for the exercise of any right or remedy available to the Junior Secured Parties with respect to the Collateral, or of exercising or directing the exercise of any trust or power conferred on the Junior Agents, or for the taking of any other action authorized by the Junior Collateral Documents; provided, however, that nothing in this Section 2.4(b) shall impair the right of any Junior Agent or other agent or trustee acting on behalf of the Junior Secured Parties to take such actions with respect to the Collateral after the Discharge of Senior Obligations as may be otherwise required or authorized pursuant to any intercreditor agreement governing the Junior Secured Parties or the Junior Obligations.

(c) Release of Liens.

(i) In the event of (A) any private or public sale of all or any portion of the ABL Priority Collateral in connection with any Exercise of Secured Creditor Remedies by or with the consent of the ABL Agent (other than in connection with a refinancing as described in Section 5.2(c) hereof), or (B) any sale, transfer or other disposition of all or any portion of the ABL Priority Collateral (other than in connection with a refinancing as described in Section 5.2(c) hereof), so long as such sale, transfer or other disposition is then permitted by the ABL Documents or consented to by the requisite ABL Lenders, irrespective of whether an Event of Default has occurred, each of the Term Agent, on behalf of itself and the Term

Secured Parties, and each Junior Agent that becomes a party to this Agreement, for and on behalf of itself and the Junior Secured Parties represented thereby, agrees that so long as the Term Agent, for the benefit of the Term Secured Parties, or such Junior Agent, for the benefit of the Junior Secured Parties, as applicable, shall retain a Lien on the proceeds of such sale, transfer or other disposition (to the extent that such proceeds are not applied to the ABL Obligations as provided in Section 4.1(b) hereof), in each case, such sale, transfer or other disposition will be free and clear of the Liens on such ABL Priority Collateral (but not the proceeds thereof) securing the Term Obligations and the Junior Obligations, respectively, and the Term Agent’s and the Term Secured Parties’, and such Junior Agent’s and the applicable Junior Secured Parties’, Liens with respect to the ABL Priority Collateral (but not the proceeds thereof) so sold, transferred, or disposed shall terminate and be automatically released without further action concurrently with, and to the same extent as, the release of the ABL Secured Parties’ Liens on such ABL Priority Collateral. In furtherance of, and subject to, the foregoing, the Term Agent and each Junior Agent agrees that it will promptly execute any and all Lien releases or other documents reasonably requested by the ABL Agent in connection therewith. The Term Agent and each Junior Agent hereby appoints the ABL Agent and any officer or duly authorized person of the ABL Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power of attorney in the place and stead of the Term Agent or such Junior Agent and in the name of the Term Agent or such Junior Agent or in the ABL Agent’s own name, from time to time, in the ABL Agent’s sole discretion, for the purposes of carrying out the terms of this paragraph, to take any and all appropriate action and to execute and deliver any and all documents and instruments as may be necessary or desirable to accomplish the purposes of this paragraph, including any financing statements, endorsements, assignments, releases or other documents or instruments of transfer (which appointment, being coupled with an interest, is irrevocable).

(ii) In the event of (A) any private or public sale of all or any portion of the Term Priority Collateral in connection with any Exercise of Secured Creditor Remedies by or with the consent of the Term Agent (other than in connection with a refinancing as described in Section 5.2(c) hereof), or (B) any sale, transfer or other disposition of all or any portion of the Term Priority Collateral (other than in connection with a refinancing as described in Section 5.2(c) hereof), so long as such sale, transfer or other disposition is then permitted by the Term Documents or consented to by the requisite Term Lenders, irrespective of whether an Event of Default has occurred, each of the ABL Agent agrees, on behalf of itself and the ABL Secured Parties, and each Junior Agent that becomes a party to this Agreement, for and on behalf of itself and the Junior Secured Parties represented thereby, agrees that, so long as the ABL Agent, for the benefit of the ABL Secured Parties, or such Junior Agent, for the benefit of the Junior Secured Parties, as applicable, shall retain a Lien on the proceeds of such sale, transfer or other disposition (to the extent that such proceeds are not applied to the Term Obligations as provided in Section 4.1(c) hereof), in each case, such sale, transfer or disposition will be free and clear of the Liens on such Term Priority Collateral

(but not the proceeds thereof) securing the ABL Obligations and the Junior Obligations, respectively, and the ABL Agent’s and the ABL Secured Parties’, and such Junior Agent’s and the applicable Junior Secured Parties’, Liens with respect to the Term Priority Collateral (but not the proceeds thereof) so sold, transferred, or disposed shall terminate and be automatically released without further action concurrently with, and to the same extent as, the release of the Term Secured Parties’ Liens on such Term Priority Collateral. In furtherance of, and subject to, the foregoing, the ABL Agent and each Junior Agent agrees that it will promptly execute any and all Lien releases or other documents reasonably requested by the Term Agent in connection therewith. The ABL Agent and each Junior Agent hereby appoints the Term Agent and any officer or duly authorized person of the Term Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power of attorney in the place and stead of the ABL Agent or such Junior Agent and in the name of the ABL Agent or such Junior Agent or in the Term Agent’s own name, from time to time, in the Term Agent’s sole discretion, for the purposes of carrying out the terms of this paragraph, to take any and all appropriate action and to execute and deliver any and all documents and instruments as may be necessary or desirable to accomplish the purposes of this paragraph, including any financing statements, endorsements, assignments, releases or other documents or instruments of transfer (which appointment, being coupled with an interest, is irrevocable).

(iii) In the event of (A) any private or public sale of all or any portion of the Senior Collateral in connection with any Exercise of Secured Creditor Remedies by or with the consent of the applicable Senior Agent, or (B) any sale, transfer or other disposition of all or any portion of the Senior Collateral, so long as such sale, transfer or other disposition is then permitted by the Senior Debt Documents or consented to by the requisite Senior Lenders, irrespective of whether an Event of Default has occurred, each Junior Agent that becomes a party to this Agreement, for and on behalf of itself and the Junior Secured Parties represented thereby, agrees that such sale, transfer or disposition will be free and clear of the Liens on such Senior Collateral securing the Junior Obligations and such Junior Agent’s and the applicable Junior Secured Parties’ Liens with respect to the Senior Collateral so sold, transferred, or disposed shall terminate and be automatically released without further action concurrently with, and to the same extent as, the release of the Senior Secured Parties’ Liens on such Senior Collateral. In furtherance of, and subject to, the foregoing, each Junior Agent agrees that it will promptly execute any and all Lien releases or other documents reasonably requested by the applicable Senior Agent in connection therewith. Each Junior Agent hereby appoints each Senior Agent and any officer or duly authorized person of such Senior Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power of attorney in the place and stead of such Junior Agent and in the name of such Junior Agent or in such Senior Agent’s own name, from time to time, in each Senior Agent’s sole discretion, for the purposes of carrying out the terms of this paragraph, to take any and all appropriate action and to execute and deliver any and all documents and instruments as may be necessary or desirable to accomplish the purposes of this paragraph, including any financing statements, endorsements, assignments, releases or other documents or instruments of transfer (which appointment, being coupled with an interest, is irrevocable).

(iv) Unless and until the Discharge of Senior Obligations has occurred, each Junior Agent that becomes a party to this Agreement, for and on behalf of itself and the Junior Secured Parties represented thereby, hereby consents to the application, whether prior to or after a Default or an Event of Default under any Senior Debt Document, of proceeds of Junior Shared Collateral to the repayment of Senior Obligations pursuant to the Senior Debt Documents; provided that nothing in this Section 2.4(c)(iv) shall be construed to prevent or impair the rights of the Junior Agents or the Junior Secured Parties to receive proceeds in connection with the applicable Junior Obligations not otherwise in contravention of this Agreement.

(v) Notwithstanding anything to the contrary in any Junior Collateral Document, in the event the terms of a Senior Collateral Document and a Junior Collateral Document each require any Credit Party (i) to make payment in respect of any item of Junior Shared Collateral, (ii) to deliver or afford control over any item of Junior Shared Collateral to, or deposit any item of Junior Shared Collateral with, (iii) to register ownership of any item of Junior Shared Collateral in the name of or make an assignment of ownership of any Junior Shared Collateral or the rights thereunder to, (iv) cause any securities intermediary, commodity intermediary or other Person acting in a similar capacity to agree to comply, in respect of any item of Junior Shared Collateral, with instructions or orders from, or to treat, in respect of any item of Junior Shared Collateral, as the entitlement holder, (v) hold any item of Junior Shared Collateral in trust for (to the extent such item of Junior Shared Collateral cannot be held in trust for multiple parties under applicable law), (vi) obtain the agreement of a bailee or other third party to hold any item of Junior Shared Collateral for the benefit of or subject to the control of or, in respect of any item of Junior Shared Collateral, to follow the instructions of or (vii) obtain the agreement of a landlord with respect to access to leased premises where any item of Junior Shared Collateral is located or waivers or subordination of rights with respect to any item of Junior Shared Collateral in favor of, in any case, both any Senior Agent or any Senior Credit Party, on the one hand, and any Junior Agent or any Junior Secured Party, on the other hand, such Credit Party may, until the Discharge of Senior Obligations has occurred, comply with such requirement under the Junior Collateral Document as it relates to such Junior Shared Collateral by taking any of the actions set forth above only with respect to, or in favor of, the applicable Senior Agent or Senior Secured Party.

Section 2.5 No New Liens.

(a) Until the date upon which the Discharge of ABL Obligations shall have occurred, the parties hereto agree that no Term Secured Party or Junior Secured Party shall acquire or hold any consensual Lien on any assets of any Credit Party securing any Term Obligation or Junior Obligation, respectively, which assets are not also subject to the Lien of the ABL Agent under the ABL Documents. If any Term Secured Party or Junior Secured Party shall (nonetheless and in breach hereof) acquire or hold any Lien on any assets of any Credit Party securing any Term Obligation or any Junior Obligation, respectively, which assets are not also subject to the Lien of the ABL Agent under the ABL Documents, then the Term Agent (or the relevant Term Secured Party) or such Junior Agent (or the relevant Junior Secured Party) shall, without the need for any further consent of any other Term Secured Party or any other Junior Secured Party, as applicable, the Borrower or any Term Guarantor or any Junior Guarantor, as applicable, and notwithstanding anything to the contrary in any other Term Document or any other Junior Document, as applicable, be deemed to also hold and have held such Lien as agent or bailee for the benefit of the ABL Agent as security for the ABL Obligations (subject to the Lien Priority and other terms hereof) and shall promptly notify the ABL Agent in writing of the existence of such Lien upon becoming aware thereof.

(b) Until the date upon which the Discharge of Term Obligations shall have occurred, the parties hereto agree that no ABL Secured Party or Junior Secured Party shall acquire or hold any consensual Lien on any assets of any Credit Party securing any ABL Obligation or Junior Obligation, respectively, which assets are not also subject to the Lien of the Term Agent under the Term Documents. If any ABL Secured Party or any Junior Secured Party shall (nonetheless and in breach hereof) acquire or hold any Lien on any assets of any Credit Party securing any ABL Obligation or any Junior Obligation, respectively, which assets are not also subject to the Lien of the Term Agent under the Term Documents, then the ABL Agent (or the relevant ABL Secured Party) or such Junior Agent (or the relevant Junior Secured Party) shall, without the need for any further consent of any other ABL Secured Party or any other Junior Secured Party, as applicable, the Borrower or any ABL Guarantor or Junior Guarantor, as applicable, and notwithstanding anything to the contrary in any other ABL Document or any other Junior Document, as applicable, be deemed to also hold and have held such Lien as agent or bailee for the benefit of the Term Agent as security for the Term Obligations (subject to the Lien Priority and other terms hereof) and shall promptly notify the Term Agent in writing of the existence of such Lien upon becoming aware thereof.

(c) Until the date upon which the Discharge of Junior Obligations of any other Junior Secured Party shall have occurred, the parties hereto agree that no Junior Secured Party shall acquire or hold any consensual Lien on any assets of any Credit Party securing such other Junior Secured Party’s Junior Obligations which assets are not also subject to the Lien of each other Junior Agent under the applicable Junior Documents (except as may be separately otherwise agreed in writing by, and solely as between or among, any two or more Junior Agents, each on behalf of itself and the Junior Secured Parties represented thereby). If any Junior Secured Party shall (nonetheless and in breach hereof) acquire or hold any Lien on any assets of any Credit Party securing any other Junior Obligation which assets are not also subject to the Lien of each Junior Agent under the applicable Junior Documents (except as may be separately otherwise agreed in writing by, and solely as between or among, any two or more Junior Agents, each on behalf of itself and the Junior Secured Parties represented thereby), then such Junior Agent (or the relevant Junior Secured Party) shall, without the need for any further consent of any other Junior Secured Party, the Borrower or any Junior Guarantor, and notwithstanding anything to the contrary in any other Junior Document, be deemed to also hold and have held such Lien as agent or bailee for the benefit of each Junior Agent as security for the applicable Junior Obligations (subject to the Lien Priority and other terms hereof) and shall promptly notify each applicable Junior Agent in writing of the existence of such Lien upon becoming aware thereof.

(d) Until the date upon which the Discharge of Senior Obligations shall have occurred, the parties hereto agree that no Junior Secured Party shall acquire or hold any Lien on any assets of any Credit Party securing any Senior Obligation which assets are not also subject to the Lien of each Senior Agent under the applicable Senior Debt Documents. If any Junior Secured Party shall (nonetheless and in breach hereof) acquire or hold any Lien on any assets of any Credit Party securing any Junior Obligation which assets are not also subject to the Lien of each Senior Agent under the applicable Senior Debt Documents, then such Junior Agent (or the relevant Junior Secured Party) shall, without the need for any further consent of any other Junior Secured Party, the Borrower or any Junior Guarantor, and notwithstanding anything to the contrary in any other Junior Document, be deemed to also hold and have held such Lien as agent or bailee for the benefit of each Senior Agent as security for the applicable Senior Obligations (subject to the Lien Priority and other terms hereof) and shall promptly notify each applicable Senior Agent in writing of the existence of such Lien upon becoming aware thereof and take any action reasonably requested by a Senior Agent to ensure that such Senior Agent holds a senior Lien on such Assets.

Section 2.6 Waiver of Marshalling.

(a) Until the Discharge of ABL Obligations, the Term Agent, on behalf of itself and the Term Secured Parties, agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law with respect to the ABL Priority Collateral or any other similar rights a junior secured creditor may have under applicable law.

(b) Until the Discharge of Term Obligations, the ABL Agent, on behalf of itself and the ABL Secured Parties, agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law with respect to the Term Priority Collateral or any other similar rights a junior secured creditor may have under applicable law.

(c) Until the Discharge of Senior Obligations, each Junior Agent that becomes a party to this Agreement, for and on behalf of itself and the Junior Secured Parties represented thereby, agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law with respect to the Senior Collateral or any other similar rights a junior secured creditor may have under applicable law.

ARTICLE 3

ACTIONS OF THE PARTIES

Section 3.1 Certain Actions Permitted. The Term Agent, the ABL Agent and any Junior Agent may make such demands or file such claims in respect of the Term Obligations, the ABL Obligations or the Junior Obligations, as applicable, as are necessary to prevent the waiver or bar of such claims under applicable statutes of limitations or other statutes, court orders, or rules of procedure at any time. Nothing in this Agreement shall prohibit the receipt by the Term Agent or any Term Secured Party of the required payments of interest, principal and other amounts owed in respect of the Term Obligations so long as such receipt is not the direct or indirect result of the exercise by the Term Agent or any Term Secured Party of rights or remedies as a secured creditor (including set-off) with respect to ABL Priority Collateral or enforcement in contravention of this Agreement of any Lien held by any of them. Nothing in this Agreement shall prohibit the receipt by the ABL Agent or any ABL Secured Party of the required payments of interest, principal and other amounts owed in respect of the ABL Obligations so long as such receipt is not the direct or indirect result of the exercise by the ABL Agent or any ABL Secured Party of rights or remedies as a secured creditor (including set-off) with respect to Term Priority Collateral or enforcement in contravention of this Agreement of any Lien held by any of them. Nothing in this Agreement shall prohibit the receipt by any Junior Agent or any Junior Secured Party of the required payments of interest, principal and other amounts owed in respect of the Junior Obligations so long as such receipt is not (x) prohibited by the terms of any Senior Debt Documents or (y) the direct or indirect result of the exercise by such Junior Agent or any Junior Secured Party of rights or remedies as a secured creditor (including set-off) with respect to any Senior Collateral or enforcement in contravention of this Agreement of any Lien held by any of them.

Section 3.2 Agent for Perfection.

(a) The ABL Agent, for and on behalf of itself and each ABL Secured Party, and the Term Agent, for and on behalf of itself and each Term Secured Party, as applicable, each agree to hold all Collateral in their respective possession, custody, or control (including as defined in Sections 9-104, 9-105, 9-106, 9-107 and 8-106 of the UCC) (or in the possession, custody, or control of agents or bailees for either) as gratuitous bailee for the other solely for the purpose of perfecting or maintaining the perfection of the security interest granted to each in such Collateral, subject to the terms and conditions of this Section 3.2. None of the ABL Agent, the ABL Secured Parties, the Term Agent, or the Term Secured Parties, as applicable, shall have any obligation whatsoever to the others to assure that the Collateral is genuine or owned by the Borrower, any Guarantor, or any other Person or to preserve rights or benefits of any Person. The duties or responsibilities of the ABL Agent and the Term Agent under this Section 3.2 are and shall be limited solely to holding or maintaining control of the Control Collateral as gratuitous bailee and/or agent for the other Party for purposes of perfecting the Lien held by the Term Agent or the ABL Agent, as applicable. The ABL Agent is not and shall not be deemed to be a fiduciary of any kind for the Term Secured Parties or any other Person. Without limiting the generality of the foregoing, the ABL Secured Parties shall not be obligated to see to the application of any Proceeds of the Term Priority Collateral deposited into any Deposit Account or be answerable in any way for the misapplication thereof. The Term Agent is not and shall not be deemed to be a fiduciary of any kind for the ABL Secured Parties, or any other Person. Without limiting the generality of the foregoing, the Term Secured Parties shall not be obligated to see to the application of any Proceeds of the ABL Priority Collateral deposited into any Deposit Account or be answerable in any way for the misapplication thereof. In addition, the Term Agent, on behalf of the Term Secured Parties, hereby agrees and acknowledges that other than with respect to ABL Priority Collateral that may be perfected through the filing of a UCC financing statement, the ABL Agent’s Liens may be perfected on certain items of ABL Priority Collateral with respect to which the Term Agent’s Liens would not be perfected but for the provisions of this Section 3.2, and the Term Agent, on behalf of the Term Secured Parties, hereby further agrees that the foregoing described in this sentence shall not be deemed a breach of this Agreement.

(b) Each Senior Agent acknowledges and agrees that if it shall at any time hold a Lien securing any Senior Obligations on any Junior Shared Collateral that can be perfected by the possession or control of such Junior Shared Collateral or of any account in which such Junior Shared Collateral is held, and if such Junior Shared Collateral or any such account is in fact in the possession or under the control of such Senior Agent, or of agents or bailees of such Person, or if it shall any time obtain any landlord waiver or bailee’s letter or any similar agreement or arrangement granting it rights or access to Junior Shared Collateral, the applicable Senior Agent shall also hold such Control Collateral, or take such actions with respect to such landlord waiver, bailee’s letter or similar agreement or arrangement, as sub-agent or gratuitous bailee for each relevant Junior Agent, in each case solely for the purpose of perfecting the Liens granted under the relevant Junior Collateral Documents and subject to the terms and conditions of this Section 3.2(b). In the event that any Senior Agent (or its agents or bailees) has Lien filings against Intellectual Property that is part of the Junior Shared Collateral that are necessary for the perfection of Liens in such Junior Shared Collateral, such Senior Agent agrees prior to the Discharge of Senior Obligations to hold such Liens as sub-agent and gratuitous bailee for each relevant Junior Agent and any assignee thereof, solely for the purpose of perfecting the security interest granted in such Liens pursuant to the relevant Junior Collateral Documents, subject to the terms and conditions of this Section 3.2(b). Except as otherwise specifically provided herein, until the Discharge of Senior Obligations has occurred, the Senior Agents and the Senior Secured Parties shall be entitled to deal with the Control Collateral in accordance with the terms of the applicable Senior Debt Documents as if the Liens under the Junior Collateral Documents did not exist. The rights of the Junior Agents and the Junior Secured Parties with respect to the Control Collateral shall at all times be subject to the terms of this Agreement. The Senior Agents and the Senior Secured Parties shall have no obligation whatsoever to any Junior Agent or any Junior Secured Party to assure that any of the Control Collateral is genuine or owned by the Borrower, any Guarantor or any other Person or to preserve rights or benefits of any Person, except as expressly set forth in this Section 3.2(b). The duties or responsibilities of the Senior Agents under this Section 3.2(b) are and shall be limited solely to holding or maintaining control of the Junior Shared Collateral referred to in this Section 3.2(b) as gratuitous bailee and/or agent for each relevant Junior Agent for purposes of perfecting the Lien held by such Junior Agent. The Senior Agents shall not have, by reason of the Junior Collateral Documents or this Agreement, or any other document, a fiduciary relationship in respect of any Junior Agent or any Junior Secured Party, and each Junior Agent that becomes a party to this Agreement, for and on behalf of itself and the Junior Secured Parties represented thereby, hereby waives and releases the

Senior Agents from all claims and liabilities arising pursuant to the Senior Agents’ roles under this Section 3.2(b) as sub-agents and gratuitous bailees with respect to the Junior Shared Collateral.

Section 3.3 Sharing of Information and Access. In the event that the ABL Agent shall, in the exercise of its rights under the ABL Collateral Documents or otherwise, receive possession or control of any books and records of any Term Credit Party which contain information identifying or pertaining to the Term Priority Collateral, the ABL Agent shall, upon request from the Term Agent and as promptly as practicable thereafter, either make available to the Term Agent such books and records for inspection and duplication or provide to the Term Agent copies thereof. In the event that the Term Agent shall, in the exercise of its rights under the Term Collateral Documents or otherwise, receive possession or control of any books and records of any ABL Credit Party which contain information identifying or pertaining to any of the ABL Priority Collateral, the Term Agent shall, upon request from the ABL Agent and as promptly as practicable thereafter, either make available to the ABL Agent such books and records for inspection and duplication or provide the ABL Agent copies thereof.

Section 3.4 Insurance. Proceeds of Collateral include insurance proceeds and, therefore, the Lien Priority shall govern the ultimate disposition of casualty insurance proceeds. The ABL Agent and the Term Agent shall each be named as additional insured or loss payee, as applicable, with respect to all insurance policies relating to the Collateral as set forth in the Term Credit Agreement or the ABL Credit Agreement, as applicable. The ABL Agent shall have the sole and exclusive right, as against the Term Agent, to adjust settlement of insurance claims in the event of any covered loss, theft or destruction of ABL Priority Collateral. The Term Agent shall have the sole and exclusive right, as against the ABL Agent, to adjust settlement of insurance claims in the event of any covered loss, theft or destruction of Term Priority Collateral. If any insurance claim includes both ABL Priority Collateral and Term Priority Collateral, the insurer will not settle such claim separately with respect to ABL Priority Collateral and Term Priority Collateral, and if the Parties are unable after negotiating in good faith to agree on the settlement for such claim, either Party may apply to a court of competent jurisdiction to make a determination as to the settlement of such claim, and the court’s determination shall be binding upon the Parties. All proceeds of such insurance shall be remitted to the ABL Agent or the Term Agent, as the case may be, and each of the Term Agent and ABL Agent shall cooperate (if necessary) in a reasonable manner in effecting the payment of insurance proceeds in accordance with Section 4.1 hereof. Unless and until the Discharge of Senior Obligations has occurred, the Senior Agents and the Senior Secured Parties shall have the sole and exclusive right, as against any Junior Agent, subject to the rights of the Credit Parties under the Senior Debt Documents, (a) to be named as additional insured and loss payee under any insurance policies maintained from time to time by any Credit Party, (b) to adjust settlement for any insurance policy covering the Junior Shared Collateral in the event of any loss thereunder and (c) to approve any award granted in any condemnation or similar proceeding affecting the Junior Shared Collateral. If any Junior Agent or any Junior Secured Party shall, at any time, receive any proceeds of any such insurance policy or any such award in contravention of this Agreement, it shall pay such proceeds over to the Senior Agent in accordance with the terms of Section 4.1.

Section 3.5 No Additional Rights For the Credit Parties Hereunder. Except as provided in Section 3.6 hereof, if any ABL Secured Party, Term Secured Party or Junior Secured Party shall enforce its rights or remedies in violation of the terms of this Agreement, the Credit Parties shall not be entitled to use such violation as a defense to any action by any ABL Secured Party, Term Secured Party or Junior Secured Party, nor to assert such violation as a counterclaim or basis for set off or recoupment against any ABL Secured Party, Term Secured Party or Junior Secured Party.

Section 3.6 Inspection and Access Rights.

(a) Without limiting any rights the ABL Agent or any other ABL Secured Party may otherwise have under applicable law or by agreement, in the event of any liquidation of the ABL Priority Collateral (or any other Exercise of Secured Creditor Remedies by the ABL Agent) and whether or not the Term Agent or any other Term Secured Party has commenced and is continuing to Exercise Any Secured Creditor Remedies, the ABL Agent or any other Person (including any ABL Credit Party) acting with the consent, or on behalf, of the ABL Agent, shall have the right (a) during the Use Period during normal business hours on any Business Day, to access ABL Priority Collateral that (i) is stored or located in or on, (ii) has become an accession with respect to (within the meaning of Section 9-335 of the Uniform Commercial Code), or (iii) has been commingled with (within the meaning of Section 9-336 of the Uniform Commercial Code) Term Priority Collateral (collectively, the “ABL Affected Collateral”), and (b) during the Use Period, shall have the irrevocable right to use the Term Priority Collateral (including, without limitation, Equipment, Fixtures, Intellectual Property, General Intangibles and Real Property) on a rent-free, royalty-free basis, each of the foregoing solely for the limited purposes of assembling, inspecting, copying or downloading information stored on, taking actions to perfect its Lien on, completing a production run of Inventory involving, taking possession of, moving, preparing and advertising for sale, selling (by public auction, private sale or a “store closing”, “going out of business” or similar sale, whether in bulk, in lots or to customers in the ordinary course of business or otherwise and which sale may include augmented Inventory of the same type sold in any ABL Credit Party’s business), storing or otherwise dealing with the ABL Priority Collateral, in each case without notice to, the involvement of or interference by any Term Secured Party or any Junior Secured Party or liability to any Term Secured Party or any Junior Secured Party; provided, however, that the expiration of the Use Period shall be without prejudice to the sale or other disposition of the ABL Priority Collateral in accordance with this Agreement and applicable law. In the event that any ABL Secured Party has commenced and is continuing the Exercise of Secured Creditor Remedies with respect to any ABL Affected Collateral or any other sale or liquidation of the ABL Affected Collateral has been commenced by an ABL Credit Party (with the consent of the ABL Agent), the Term Agent may not sell, assign or otherwise transfer the related Term Priority Collateral prior to the expiration of the Use Period, unless the purchaser, assignee or transferee thereof agrees in writing to be bound by the provisions of this Section 3.6.

(b) During the period of actual occupation, use and/or control by the ABL Secured Parties and/or the ABL Agent (or their respective employees, agents, advisers and representatives) of any Term Priority Collateral, the ABL Secured Parties and the ABL Agent

shall be obligated to repair at their expense any physical damage (but not any diminution in value) to such Term Priority Collateral resulting from such occupancy, use or control, and to leave such Term Priority Collateral in substantially the same condition as it was at the commencement of such occupancy, use or control, ordinary wear and tear excepted. Notwithstanding the foregoing, in no event shall the ABL Secured Parties or the ABL Agent have any liability to the Term Secured Parties and/or to the Term Agent (or to any Junior Secured Party and/or any Junior Agent) pursuant to this Section 3.6 as a result of any condition (including any environmental condition, claim or liability) on or with respect to the Term Priority Collateral existing prior to the date of the exercise by the ABL Secured Parties (or the ABL Agent, as the case may be) of their rights under this Section 3.6 and the ABL Secured Parties shall have no duty or liability to maintain the Term Priority Collateral in a condition or manner better than that in which it was maintained prior to the use thereof by the ABL Secured Parties, or for any diminution in the value of the Term Priority Collateral that results from ordinary wear and tear resulting from the use of the Term Priority Collateral by the ABL Secured Parties in the manner and for the time periods specified under this Section 3.6. Without limiting the rights granted in this Section 3.6, the ABL Secured Parties and the ABL Agent shall cooperate with the Term Secured Parties and/or the Term Agent in connection with any efforts made by the Term Secured Parties and/or the Term Agent to sell the Term Priority Collateral.

(c) The ABL Agent and the ABL Secured Parties shall not be obligated to pay any amounts to the Term Agent, any Junior Agent, the Term Secured Parties or any Junior Secured Parties (or any person claiming by, through or under the Term Secured Parties, including any purchaser of the Term Priority Collateral) or to the ABL Credit Parties, for or in respect of the use by the ABL Agent and the ABL Secured Parties of the Term Priority Collateral.

(d) The ABL Secured Parties shall (i) use the Term Priority Collateral in accordance with applicable law; (ii) insure for damage to property and liability to persons, including property and liability insurance for the benefit of the Term Secured Parties; and (iii) reimburse the Term Secured Parties for any injury or damage to Persons or property (ordinary wear-and-tear excepted) caused by the acts or omissions of Persons under their control (except for those arising from the gross negligence or willful misconduct of any Term Secured Party); provided, however, that the ABL Secured Parties will not be liable for any diminution in the value of the Term Priority Collateral caused by the absence of the ABL Priority Collateral therefrom.

(e) The Term Agent, any Junior Agent, the other Term Secured Parties and the other Junior Secured Parties shall use commercially reasonable efforts to not hinder or obstruct the ABL Agent and the other ABL Secured Parties from exercising the rights described in Section 3.6(a) hereof.

(f) Subject to the terms hereof, the Term Agent may advertise and conduct public auctions or private sales of the Term Priority Collateral without notice (except as required by applicable law) to any ABL Secured Party or any Junior Secured Party, the involvement of or interference by any ABL Secured Party or any Junior Secured Party or liability to any ABL Secured Party or any Junior Secured Party as long as, in the case of an actual sale, the respective purchaser assumes and agrees to the obligations of the Term Agent and the Term Secured Parties under this Section 3.6.

(g) In furtherance of the foregoing in this Section 3.6, the Term Agent, in its capacity as a secured party (or as a purchaser, assignee or transferee, as applicable), and to the extent of its interest therein, hereby grants to the ABL Agent a nonexclusive, irrevocable, royalty-free, worldwide license to use, license or sublicense any and all Intellectual Property now owned or hereafter acquired by the Credit Parties (except to the extent such grant is prohibited by any rule of law, statute or regulation), included as part of the Term Priority Collateral (and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof) as is or may be necessary or advisable in the ABL Agent’s reasonable judgment for the ABL Agent to process, ship, produce, store, supply, lease, complete, sell, liquidate or otherwise deal with the ABL Priority Collateral, or to collect or otherwise realize upon any Accounts (as defined in the ABL Credit Agreement) comprising ABL Priority Collateral, in each case solely in connection with any Exercise of Secured Creditor Remedies; provided that (i) any such license shall terminate upon the sale of the applicable ABL Priority Collateral and shall not extend or transfer to the purchaser of such ABL Priority Collateral, (ii) the ABL Agent’s use of such Intellectual Property shall be reasonable and lawful, and (iii) any such license is granted on an “AS IS” basis, without any representation or warranty whatsoever. The Term Agent (i) acknowledges and consents to the grant to the ABL Agent by the Credit Parties of the license referred to in Section 4.1 of each Security Agreement (as defined in the ABL Credit Agreement) and (ii) agrees that its Liens in the Term Priority Collateral shall be subject in all respects to such license. Furthermore, the Term Agent agrees that, in connection with any Exercise of Secured Creditor Remedies conducted by the Term Agent in respect of Term Priority Collateral, (x) any notice required to be given by the Term Agent in connection with such Exercise of Secured Creditor Remedies shall contain an acknowledgement of the existence of such license and (y) the Term Agent shall provide written notice to any purchaser, assignee or transferee pursuant to an Exercise of Secured Creditor Remedies that the applicable assets are subject to such license.

Section 3.7 Tracing of and Priorities in Proceeds. The ABL Agent, for itself and on behalf of the ABL Secured Parties, and the Term Agent, for itself and on behalf of the Term Secured Parties, further agree that prior to an issuance of any notice of Exercise of Secured Creditor Remedies by such Secured Party (unless a bankruptcy or insolvency Event of Default then exists), any proceeds of Collateral, whether or not deposited under control agreements, which are used by any Credit Party to acquire other property which is Collateral shall not (solely as between the Senior Agents and the Senior Lenders) be treated as Proceeds of Collateral for purposes of determining the relative priorities in the Collateral which was so acquired.

Section 3.8 Purchase Right

(a) If (i) the ABL Agent or “Required Lenders” (as defined in the ABL Credit Agreement) shall sell, lease, license or dispose of all or substantially all of the ABL Priority Collateral by private or public sale, (ii) an Insolvency Proceeding with respect to the Borrower or

Intermediate Holdings shall have occurred or shall have been commenced, or (iii) the ABL Obligations under the ABL Credit Agreement shall have been accelerated (including as a result of any automatic acceleration) or shall remain unpaid following the Maturity Date or similar term (as defined in any ABL Credit Agreement), (each such event described in clauses (i) through (iii) herein above, a “Purchase Option Event”), the Term Secured Parties shall have the opportunity to purchase (at par and without premium) all (but not less than all) of the ABL Obligations pursuant to this Section 3.8; provided, that such option shall expire if the applicable Term Secured Parties fail to deliver a written notice (a “Purchase Notice”) to the ABL Agent with a copy to the Borrower within ten (10) business days following the first date the Term Agent obtains actual knowledge of the occurrence of the earliest Purchase Option Event, which Purchase Notice shall (A) be signed by the applicable Term Secured Parties committing to such purchase (the “Purchasing Creditors”) and indicate the percentage of the ABL Obligations to be purchased by each Purchasing Creditor (which aggregate commitments must add up to 100% of the ABL Obligations) and (B) state that (1) it is a Purchase Notice delivered pursuant to Section 3.8 of this Agreement and (2) the offer contained therein is irrevocable. Upon receipt of such Purchase Notice by the ABL Agent, the Purchasing Creditors shall have from the date of delivery thereof to and including the date that is ten (10) business days after the Purchase Notice was received by the ABL Agent to purchase all (but not less than all) of the ABL Obligations pursuant to this Section 3.8 (the date of such purchase, the “Purchase Date”).

(b) On the Purchase Date, the ABL Agent and the other ABL Secured Parties shall, subject to any required approval of any Governmental Authority and any limitation in the ABL Credit Agreement, in each case then in effect, if any, sell to the Purchasing Creditors all (but not less than all) of the ABL Obligations. On such Purchase Date, the Purchasing Creditors shall (i) pay to the ABL Agent, for the benefit of the ABL Secured Parties, as directed by the ABL Agent, in immediately available funds the full amount (at par and without premium) of all ABL Obligations then outstanding together with all accrued and unpaid interest and fees thereon, all in the amounts specified by the ABL Agent and determined in accordance with the applicable ABL Documents, (ii) furnish such amount of cash collateral in immediately available funds as the ABL Agent determines is reasonably necessary to secure ABL Secured Parties in connection with any (x) contingent Other Liabilities or (y) issued and outstanding letters of credit issued under the ABL Credit Agreement but not in any event in an amount greater than 105% of the aggregate undrawn amount of all such outstanding letters of credit (and in the case of clauses (x) and (y) herein above, any excess of such cash collateral for such Other Liabilities or letters of credit remaining at such time when there are no longer any such Other Liabilities or letters of credit outstanding and there are no unreimbursed amounts then owing in respect of such Other Liabilities or drawings under such letters of credit shall be promptly paid over to the Term Agent) and (iii) agree to reimburse the ABL Secured Parties for any loss, cost, damage or expense resulting from the granting of provisional credit for any checks, wire or ACH transfers that are reversed or not final or other payments provisionally credited to the ABL Obligations under the ABL Credit Agreement and as to which the ABL Agent and ABL Secured Parties have not yet received final payment as of the Purchase Date. Such purchase price shall be remitted by wire transfer in immediately available funds to such bank account of the ABL Agent (for the benefit of the ABL Secured Parties) as the ABL Agent shall have specified in writing to the Term Agent. Interest and fees shall be calculated to but excluding the Purchase Date if the amounts so paid by the applicable Term Lenders to the bank account designated by the ABL Agent are received in such bank account prior to 1:00 p.m., New York time, and interest shall be calculated to and including such Purchase Date if the amounts so paid by the applicable Term Lenders to the bank account designated by the ABL Agent are received in such bank account after 1:00 p.m., New York time.

(c) Any purchase pursuant to the purchase option set forth in this Section 3.8 shall, except as provided below, be expressly made without representation or warranty of any kind by the ABL Agent or the other ABL Secured Parties as to the ABL Obligations, the collateral or otherwise, and without recourse to the ABL Agent and the other ABL Secured Parties as to the ABL Obligations, the collateral or otherwise, except that the ABL Agent and each of the ABL Secured Parties, as to itself only, shall represent and warrant only as to the matters set forth in the assignment agreement to be entered into as provided herein in connection with such purchase, which shall include (i) the principal amount of the ABL Obligations being sold by it, (ii) that such Person has not created any Lien on any ABL Obligations being sold by it, and (iii) that such Person has the right to assign the ABL Obligations being assigned by it and its assignment agreement has been duly authorized and delivered.

(d) Upon notice to the Credit Parties by the Term Agent that the purchase of ABL Obligations pursuant to this Section 3.8 has been consummated by delivery of the purchase price to the ABL Agent, the Credit Parties shall treat the applicable Term Lenders as holders of the ABL Obligations and the Term Agent shall be deemed appointed to act in such capacity as the “agent” or “administrative agent” (or analogous capacity) (the “Replacement Agent”) under the ABL Documents, for all purposes hereunder and under each ABL Document (it being agreed that the ABL Agent shall have no obligation to act as such replacement “agent” or “administrative agent” (or analogous capacity)). In connection with any purchase of ABL Obligations pursuant to this Section 3.8, each ABL Lender and ABL Agent agrees to enter into and deliver to the applicable Term Lenders on the Purchase Date, as a condition to closing, an assignment agreement customarily used by the ABL Agent in connection with the ABL Credit Agreement and the ABL Agent and each other ABL Lender shall deliver all possessory collateral (if any), together with any necessary endorsements and other documents (including any applicable stock powers or bond powers), then in its possession or in the possession of its agent or bailee, or turn over control as to any pledged collateral, deposit accounts or securities accounts of which it or its agent or bailee then has control, as the case may be, to the Replacement Agent, and deliver the loan register and participant register, if applicable and all other records pertaining to the ABL Obligations to the Replacement Agent and otherwise take such actions as may be reasonably appropriate to effect an orderly transition to the Replacement Agent. Upon the consummation of the purchase of the ABL Obligations pursuant to this Section 3.8, the ABL Agent (and all other agents under the ABL Credit Agreement) shall be deemed to have resigned as an “agent” or “administrative agent” for the ABL Secured Parties under the ABL Documents; provided that the ABL Agent (and all other agents under the ABL Credit Agreement) shall be entitled to all of the rights and benefits of a former “agent” or “administrative agent” under the ABL Credit Agreement.

(e) Notwithstanding the foregoing purchase of the ABL Obligations by the Purchasing Creditors, the ABL Secured Parties shall retain those contingent indemnification obligations and other obligations under the ABL Documents which by their express terms would survive any repayment of the ABL Obligations pursuant to this Section 3.8.

Section 3.9 Payments Over.

(a) So long as the Discharge of Term Obligations has not occurred, any Term Priority Collateral or Proceeds thereof not constituting ABL Priority Collateral received by the ABL Agent or any other ABL Secured Party in connection with the exercise of any right or remedy (including set off) relating to the Term Priority Collateral in contravention of this Agreement shall be segregated and held in trust and forthwith paid over to the Term Agent for the benefit of the Term Secured Parties in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. The Term Agent is hereby authorized to make any such endorsements as agent for the ABL Agent or any such other ABL Secured Parties. This authorization is coupled with an interest and is irrevocable until such time as this Agreement is terminated in accordance with its terms.

(b) So long as the Discharge of ABL Obligations has not occurred, any ABL Priority Collateral or Proceeds thereof not constituting Term Priority Collateral received by the Term Agent or any Term Secured Parties in connection with the exercise of any right or remedy (including set off) relating to the ABL Priority Collateral in contravention of this Agreement shall be segregated and held in trust and forthwith paid over to the ABL Agent for the benefit of the ABL Secured Parties in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. The ABL Agent is hereby authorized to make any such endorsements as agent for the Term Agent or any such Term Secured Parties. This authorization is coupled with an interest and is irrevocable until such time as this Agreement is terminated in accordance with its terms.

(c) So long as the Discharge of Senior Obligations has not occurred, any Collateral, Junior Shared Collateral or any other property of any Credit Party or Proceeds thereof received by any Junior or any Junior Secured Parties in connection with the exercise of any right or remedy (including set off) relating to the Junior Shared Collateral in contravention of this Agreement or otherwise shall be segregated and held in trust and forthwith paid over to the applicable Senior Agent for the benefit of the applicable Senior Secured Parties in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. Each Senior Agent is hereby authorized to make any such endorsements as agent for each of the Junior Agents or any such Junior Secured Parties. This authorization is coupled with an interest and is irrevocable until such time as this Agreement is terminated in accordance with its terms.

ARTICLE 4

APPLICATION OF PROCEEDS

Section 4.1 Application of Proceeds.

(a) Revolving Nature of ABL Obligations. The Term Agent, for and on behalf of itself and the Term Secured Parties, and each Junior Agent that becomes a party to this Agreement, for and on behalf of itself and the Junior Secured Parties represented thereby, expressly acknowledges and agrees that (i) the ABL Credit Agreement includes a revolving commitment, that in the ordinary course of business the ABL Agent and the ABL Lenders will apply payments and make advances thereunder, and that no application of any ABL Priority Collateral or the release of any Lien by the ABL Agent upon any portion of the Collateral in connection with a permitted disposition by the ABL Credit Parties under any ABL Credit Agreement shall constitute the Exercise of Secured Creditor Remedies under this Agreement; (ii) the amount of the ABL Obligations that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed, and that the terms of the ABL Obligations may be modified, extended or amended from time to time, and that the aggregate amount of the ABL Obligations may be increased, replaced or refinanced, in each event, without notice to or consent by the Term Secured Parties or the Junior Secured Parties and without affecting the provisions hereof; and (iii) all ABL Priority Collateral received by the ABL Agent may be applied, reversed, reapplied, credited, or reborrowed, in whole or in part, to the ABL Obligations at any time; provided, however, that from and after the date on which the ABL Agent (or any ABL Secured Party) or the Term Agent (or any Term Secured Party) commences any Exercise of Secured Creditor Remedies, all amounts received by the ABL Agent or any ABL Lender shall be applied as specified in this Section 4.1. The Lien Priority shall not be altered or otherwise affected by any such amendment, modification, supplement, extension, repayment, reborrowing, increase, replacement, renewal, restatement or refinancing of either the ABL Obligations or the Term Obligations, or any portion thereof. Notwithstanding anything to the contrary contained in this Agreement, any Term Document or any ABL Document, each Credit Party and the Term Agent, for itself and on behalf of the Term Secured Parties, agrees that (i) only Term Priority Collateral or proceeds of the Term Priority Collateral shall be deposited in the Term Loan Priority Accounts and (ii) prior to the receipt of a Term Cash Proceeds Notice, the ABL Secured Parties are hereby permitted to treat all cash, cash equivalents, Money, collections and payments deposited in any ABL Deposit and Securities Account or otherwise received by any ABL Secured Parties as ABL Priority Collateral, and no such amounts credited to any such ABL Deposit and Securities Account or received by any ABL Secured Parties or applied to the ABL Obligations shall be subject to disgorgement or deemed to be held in trust for the benefit of the Term Secured Parties (and all claims of the Term Agent or any other Term Secured Party to such amounts are hereby waived).

(b) Application of Proceeds of ABL Priority Collateral. The ABL Agent, the Term Agent and each Junior Agent that becomes a party to this Agreement hereby agree that all ABL Priority Collateral, ABL Priority Proceeds and all other Proceeds thereof, received by either of them in connection with any Exercise of Secured Creditor Remedies with respect to the ABL Priority Collateral shall be applied, first, to the payment of costs and expenses of the ABL Agent in connection with such Exercise of Secured Creditor Remedies,

second, to the payment or cash collateralization of the ABL Obligations in accordance with the ABL Documents until the Discharge of ABL Obligations shall have occurred,

third, to the payment of the Term Obligations in accordance with the Term Documents until the Discharge of Term Obligations shall have occurred,

fourth, to the payment of the Junior Obligations secured by an interest in such Junior Shared Collateral, which payment shall be made between and among the Junior Obligations on a pro rata basis (except as may be separately otherwise agreed in writing by, and solely as between or among, any two or more Junior Agents, each on behalf of itself and the Junior Secured Parties represented thereby), and fifth, the balance, if any, to the Credit Parties or as a court of competent jurisdiction may direct.

(c) Application of Proceeds of Term Priority Collateral. The ABL Agent, the Term Agent and each Junior Agent that becomes a party to this Agreement hereby agree that all Term Priority Collateral, Term Priority Proceeds and all other Proceeds thereof, received by either of them in connection with any Exercise of Secured Creditor Remedies with respect to the Term Priority Collateral shall be applied, first, to the payment of costs and expenses of the Term Agent in connection with such Exercise of Secured Creditor Remedies,

second, to the payment of the Term Obligations in accordance with the Term Documents until the Discharge of Term Obligations shall have occurred,

third, to the payment of the ABL Obligations in accordance with the ABL Documents until the Discharge of ABL Obligations shall have occurred,

fourth, to the payment of the Junior Obligations secured by an interest in such Junior Shared Collateral, which payment shall be made between and among the Junior Obligations on a pro rata basis (except as may be separately otherwise agreed in writing by, and solely as between or among, any two or more Junior Agents, each on behalf of itself and the Junior Secured Parties represented thereby), and fifth, the balance, if any, to the Credit Parties or as a court of competent jurisdiction may direct.

(d) Application of Proceeds of Junior Shared Collateral. After an event of default under any Senior Debt Document has occurred and until such event of default is cured or waived, so long as the Discharge of Senior Obligations has not occurred, the Junior Shared Collateral or Proceeds thereof received in connection with the sale or other disposition of, or collection on, such Junior Shared Collateral upon the exercise of remedies shall be applied by the applicable Senior Agent to the Senior Obligations as set forth in this Section 4.1 until the Discharge of Senior Obligations has occurred. Upon the Discharge of Senior Obligations, each applicable Senior Agent shall deliver promptly to the Designated Junior Agent any Junior Shared Collateral or Proceeds thereof held by it in the same form as received, with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct, to be applied by the Designated Junior Agent to the Junior Obligations in accordance with this Section 4.1.

(e) Limited Obligation or Liability. In exercising remedies, whether as a secured creditor or otherwise, the ABL Agent shall have no obligation or liability to the Term Agent, any Term Secured Party, any Junior Agent or any Junior Secured Party represented thereby, and the Term Agent shall have no obligation or liability to the ABL Agent, any ABL Secured Party, any Junior Agent or any Junior Secured Party represented thereby, regarding the adequacy of any Proceeds or for any action or omission, except solely for an action or omission that breaches the express obligations undertaken by each Party under the terms of this Agreement. Notwithstanding anything to the contrary herein contained, none of the Parties hereto waives any claim that it may have against a Secured Party on the grounds that any sale, transfer or other disposition by the Secured Party was not commercially reasonable in every respect as required by the Uniform Commercial Code.

(f) Turnover of Collateral After Discharge. Upon the Discharge of ABL Obligations, the ABL Agent shall deliver to the Term Agent or shall execute such documents as the Term Agent may reasonably request to enable the Term Agent to have control over any Control Collateral still in the ABL Agent’s possession, custody, or control in the same form as received with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct. Upon the Discharge of Term Obligations, the Term Agent shall deliver to the ABL Agent or shall execute such documents as the ABL Agent may reasonably request to enable the ABL Agent to have control over any Control Collateral still in the Term Agent’s possession, custody or control in the same form as received with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct. Upon the Discharge of Senior Obligations, the applicable Senior Agent shall deliver to the Designated Junior Agent or shall execute such documents as the Designated Junior Agent may reasonably request to enable the Designated Junior Agent to have control over any Control Collateral still in such Senior Agent’s possession, custody, or control in the same form as received with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct.

Section 4.2 Specific Performance. Each of the ABL Agent, the Term Agent and each Junior Agent that becomes a party to this Agreement is hereby authorized to demand specific performance of this Agreement, whether or not the Borrower or any Guarantor shall have complied with any of the provisions of any of the Credit Documents, at any time when any other Party shall have failed to comply with any of the provisions of this Agreement applicable to it. Each of the ABL Agent, for and on behalf of itself and the ABL Secured Parties, the Term Agent, for and on behalf of itself and the Term Secured Parties, and each Junior Agent that becomes a party to this Agreement, for and on behalf of itself and the Junior Secured Parties represented thereby, hereby irrevocably waives any defense based on the adequacy of a remedy at law that might be asserted as a bar to such remedy of specific performance.

ARTICLE 5

INTERCREDITOR ACKNOWLEDGEMENTS AND WAIVERS

Section 5.1 Notice of Acceptance and Other Waivers.

(a) All ABL Obligations at any time made or incurred by the Borrower or any Guarantor shall be deemed to have been made or incurred in reliance upon this Agreement, and the Term Agent, on behalf of itself and the Term Secured Parties, and each Junior Agent that becomes a party to this Agreement, on behalf of itself and the Junior Secured Parties represented thereby, hereby waives notice of acceptance, or proof of reliance by the ABL Agent or any ABL Secured Party of this Agreement, and notice of the existence, increase, renewal, extension, accrual, creation, or non-payment of all or any part of the ABL Obligations. All Term Obligations at any time made or incurred by the Borrower or any Guarantor shall be deemed to have been made or incurred in reliance upon this Agreement, and the ABL Agent, on behalf of itself and the ABL Secured Parties, and each Junior Agent that becomes a party to this Agreement, on behalf of itself and the Junior Secured Parties represented thereby, hereby waives notice of acceptance, or proof of reliance, by the Term Agent or any Term Secured Party of this Agreement, and notice of the existence, increase, renewal, extension, accrual, creation, or non-payment of all or any part of the Term Obligations.

(b) None of the ABL Agent, any ABL Secured Party, or any of their respective Affiliates, directors, officers, employees, or agents shall be liable for failure to demand, collect, or realize upon any of the Collateral or any Proceeds, or for any delay in doing so, or shall be under any obligation to sell or otherwise dispose of any Collateral or Proceeds thereof or to take any other action whatsoever with regard to the Collateral or any part or Proceeds thereof, except as specifically provided in this Agreement. If the ABL Agent or any ABL Secured Party honors (or fails to honor) a request by the Borrower for an extension of credit pursuant to any ABL Credit Agreement or any of the other ABL Documents, whether the ABL Agent or any ABL Secured Party has knowledge that the honoring of (or failure to honor) any such request would constitute a default under the terms of any Term Credit Agreement, any other Term Document, any Junior Agreement or any other Junior Document or an act, condition, or event that, with the giving of notice or the passage of time, or both, would constitute such a default, or if the ABL Agent or any ABL Secured Party otherwise should exercise any of its contractual rights or remedies under any ABL Documents (subject to the express terms and conditions hereof), neither the ABL Agent nor any ABL Secured Party shall have any liability whatsoever to the Term Agent, any Term Secured Party, any Junior Agent or any Junior Secured Party as a result of such action, omission, or exercise (so long as any such exercise does not breach the express terms and provisions of this Agreement). The ABL Agent and the ABL Secured Parties shall be entitled to manage and supervise their loans and extensions of credit under any ABL Credit Agreement and any of the other ABL Documents as they may, in their sole discretion, deem appropriate, and may manage their loans and extensions of credit without regard to any rights or interests that the Term Agent, any of the Term Secured Parties, any Junior Agent or any of the Junior Secured Parties have in the Collateral, except as otherwise expressly set forth in this Agreement. The Term Agent, on behalf of itself and the Term Secured Parties, and each Junior Agent that becomes a party to this Agreement, on behalf of itself and the Junior Secured Parties represented thereby, agrees that neither the ABL Agent nor any ABL Secured Party shall incur any liability as a result of a sale, lease, license, application, or other disposition of all or any portion of the Collateral or Proceeds thereof, pursuant to the ABL Documents, so long as such disposition is conducted in accordance with mandatory provisions of applicable law and does not breach the provisions of this Agreement.

(c) None of the Term Agent, any Term Secured Party or any of their respective Affiliates, directors, officers, employees, or agents shall be liable for failure to demand, collect, or realize upon any of the Collateral or any Proceeds, or for any delay in doing so, or shall be under any obligation to sell or otherwise dispose of any Collateral or Proceeds thereof or to take any other action whatsoever with regard to the Collateral or any part or Proceeds thereof, except as specifically provided in this Agreement. If the Term Agent or any Term Secured Party honors (or fails to honor) a request by the Borrower for an extension of credit pursuant to any Term Credit Agreement or any of the other Term Documents, whether the Term Agent or any Term Secured Party has knowledge that the honoring of (or failure to honor) any such request would constitute a default under the terms of any ABL Credit Agreement, any other ABL Document, any Junior Agreement or any other Junior Document or an act, condition, or event that, with the giving of notice or the passage of time, or both, would constitute such a default, or if the Term Agent or any Term Secured Party otherwise should exercise any of its contractual rights or remedies under the Term Documents (subject to the express terms and conditions hereof), neither the Term Agent nor any Term Secured Party shall have any liability whatsoever to the ABL Agent, any ABL Secured Party, any Junior Agent or any Junior Secured Party as a result of such action, omission, or exercise (so long as any such exercise does not breach the express terms and provisions of this Agreement). The Term Agent and the Term Secured Parties shall be entitled to manage and supervise their loans and extensions of credit under the Term Documents as they may, in their sole discretion, deem appropriate, and may manage their loans and extensions of credit without regard to any rights or interests that the ABL Agent, any ABL Secured Party, any Junior Agent or any Junior Secured Party has in the Collateral, except as otherwise expressly set forth in this Agreement. The ABL Agent, on behalf of itself and the ABL Secured Parties, and each Junior Agent that becomes a party to this Agreement, on behalf of itself and the Junior Secured Parties represented thereby, agrees that none of the Term Agent or the Term Secured Parties shall incur any liability as a result of a sale, lease, license, application, or other disposition of the Collateral or any part or Proceeds thereof, pursuant to the Term Documents, so long as such disposition is conducted in accordance with mandatory provisions of applicable law and does not breach the provisions of this Agreement.

Section 5.2 Modifications to Credit Documents.

(a) The Term Agent, on behalf of itself and the Term Secured Parties, and each Junior Agent that becomes a party to this Agreement, on behalf of itself and the Junior Secured Parties represented thereby, hereby agrees that, without affecting the obligations of the Term Agent, the Term Secured Parties, any Junior Agent or any Junior Secured Parties hereunder, the ABL Agent and the ABL Secured Parties may, at any time and from time to time, in their sole discretion without the consent of or notice to the Term Agent, any Term Secured Party, any Junior Agent or any Junior Secured Party (except to the extent such notice or consent is required pursuant to the express provisions of this Agreement), and without incurring any liability to the Term Agent, any Term Secured Party, any Junior Agent or any Junior Secured Party or impairing or releasing the subordination provided for herein, amend, restate, supplement, replace, refinance, extend, consolidate, restructure, or otherwise modify any of the ABL Documents in any manner whatsoever (other than in a manner which would contravene the provisions of this Agreement), including, without limitation, to:

(i) change the manner, place, time, or terms of payment or renew, alter or increase, all or any of the ABL Obligations or otherwise amend, restate, supplement, or otherwise modify in any manner, or grant any waiver or release with respect to, all or any part of the ABL Obligations or any of the ABL Documents;

(ii) subject to Section 2.5 hereof, retain or obtain a Lien on any Property of any Person to secure any of the ABL Obligations, and in connection therewith to enter into any additional ABL Documents;

(iii) amend, or grant any waiver, compromise, or release with respect to, or consent to any departure from, any guaranty or other obligations of any Person obligated in any manner under or in respect of the ABL Obligations;

(iv) release its Lien on any Collateral or other Property;

(v) exercise or refrain from exercising any rights against the Borrower, any Guarantor, or any other Person;

(vi) subject to Section 2.5 hereof, retain or obtain the primary or secondary obligation of any other Person with respect to any of the ABL Obligations; and

(vii) otherwise manage and supervise the ABL Obligations as the ABL Agent shall deem appropriate.

(b) The ABL Agent, on behalf of itself and the ABL Secured Parties, and each Junior Agent that becomes a party to this Agreement, on behalf of itself and the Junior Secured Parties represented thereby, hereby agrees that, without affecting the obligations of the ABL Agent, the ABL Secured Parties, any Junior Agent or any Junior Secured Parties hereunder, the Term Agent and the Term Secured Parties may, at any time and from time to time, in their sole discretion without the consent of or notice to the ABL Agent, any ABL Secured Party, any Junior Agent or any Junior Secured Party (except to the extent such notice or consent is required pursuant to the express provisions of this Agreement), and without incurring any liability to the ABL Agent, any ABL Secured Party, any Junior Agent or any Junior Secured Party or impairing or releasing the subordination provided for herein, amend, restate, supplement, replace, refinance, extend, consolidate, restructure, or otherwise modify any of the Term Documents in any manner whatsoever (other than in a manner which would contravene the provisions of this Agreement), including, without limitation, to:

(i) change the manner, place, time, or terms of payment or renew, alter or increase all or any of the Term Obligations or otherwise amend, restate, supplement, or otherwise modify in any manner, or grant any waiver or release with respect to, all or any part of the Term Obligations or any of the Term Documents;

(ii) subject to Section 2.5 hereof, retain or obtain a Lien on any Property of any Person to secure any of the Term Obligations, and in connection therewith to enter into any additional Term Documents;

(iii) amend, or grant any waiver, compromise, or release with respect to, or consent to any departure from, any guaranty or other obligations of any Person obligated in any manner under or in respect of the Term Obligations;

(iv) release its Lien on any Collateral or other Property;

(v) exercise or refrain from exercising any rights against the Borrower, any Guarantor, or any other Person;

(vi) subject to Section 2.5 hereof, retain or obtain the primary or secondary obligation of any other Person with respect to any of the Term Obligations; and

(vii) otherwise manage and supervise the Term Obligations as the Term Agent shall deem appropriate.

(c) The ABL Obligations and the Term Obligations may be refunded, replaced or refinanced (including (without limitation), in the case of the Term Obligations, by means of any Refinancing Equivalent Debt (as defined in the Term Credit Agreement) (or any Permitted Refinancing thereof)), in whole or in part, from time to time, in each case, without notice to, or the consent (except to the extent a consent is required to permit such refunding, replacement refinancing transaction under any ABL Document or any Term Document) of the ABL Agent, the ABL Secured Parties, the Term Agent or the Term Secured Parties represented thereby, as the case may be, all without affecting the Lien Priorities provided for herein or the other provisions hereof, provided, however, if the indebtedness refunding, replacing or refinancing any such ABL Obligations or Term Obligations is to constitute ABL Obligations or Term Obligations subject to this Agreement, the holders of such refunding, replacement or refinancing Indebtedness (or an authorized agent or trustee on their behalf) shall bind themselves in writing to the terms of this Agreement pursuant to a joinder agreement substantially in the form of Exhibit D attached hereto or otherwise in form and substance reasonably satisfactory to the ABL Agent or the Term Agent, as the case may be, and any such refunding, replacement or refinancing transaction shall be in accordance with any applicable provisions of both the ABL Documents and the Term Documents (to the extent such documents survive the refunding, replacement or refinancing).

(d) No Junior Collateral Document may be amended, restated, amended and restated, supplemented or otherwise modified or entered into to the extent such amendment, restatement, amendment and restatement, supplement or modification, or the terms of any new Junior Collateral Document, would be prohibited by or inconsistent with any of the terms of this Agreement or any Senior Debt Document. Each Junior Agent agrees to deliver to the Senior Agents copies of (i) any amendments, supplements or other modifications to the Junior Collateral Documents and (ii) any new Junior Collateral Documents promptly after effectiveness thereof (but subject to any required prior approval under the Senior Debt Documents). Each Junior

Agent, for itself and on behalf of each Junior Secured Party represented thereby, agrees that each Junior Collateral Document under its Junior Agreement shall include the following language (or language to similar effect reasonably approved by the Senior Agents):

“Notwithstanding anything herein to the contrary, (i) the liens and security interests granted to the [Junior Agent] pursuant to this [Agreement] are expressly subject and subordinate to the liens and security interests granted in favor of the Senior Secured Parties (as defined in the Intercreditor Agreement referred to below), including liens and security interests granted to (A) Royal Bank of Canada, as collateral agent, pursuant to or in connection with the Credit Agreement, dated as of November 14, 2013, among Norcraft Companies, L.P. (“Borrower”), Norcraft Intermediate Holdings, L.P. (“Intermediate Holdings”), the Subsidiary Guarantors (as defined therein), the lenders from time to time party thereto, Royal Bank of Canada, as administrative agent and collateral agent and the other parties thereto, as amended, restated, amended and restated, refinanced, replaced, extended, supplemented or otherwise modified from time to time and (B) Royal Bank of Canada, as collateral agent, pursuant to or in connection with the Credit Agreement, dated as of November 14, 2013, among Borrower, Intermediate Holdings, the Subsidiary Guarantors (as defined therein), the lenders from time to time party thereto, Royal Bank of Canada, as swingline lender, issuing bank, administrative agent and collateral agent and the other parties thereto, as amended, restated, amended and restated, refinanced, replaced, extended, supplemented or otherwise modified from time to time and (ii) the exercise of any right or remedy by the [Junior Agent] hereunder is subject to the limitations and provisions of the Intercreditor Agreement (as amended, restated, amended and restated, supplemented or otherwise modified from time to time pursuant to the terms thereof, the “Intercreditor Agreement”) entered into as of December 13, 2013 by and among ROYAL BANK OF CANADA, in its capacities as administrative agent and collateral agent (together with its successors and permitted assigns in such capacities, the “ABL Agent”) for the ABL Secured Parties (as defined therein), ROYAL BANK OF CANADA, in its capacities as administrative agent and collateral agent (together with its successors and permitted assigns in such capacities, the “Term Agent”) for the Term Secured Parties (as defined therein), and each Junior Agent (as defined therein) that from time to time becomes a party thereto pursuant to Section 7.6 thereof. In the event of any conflict between the terms of the Intercreditor Agreement and the terms of this Agreement, the terms of the Intercreditor Agreement shall govern.”

(e) In the event that each applicable Senior Agent and/or the Senior Secured Parties enter into any amendment, waiver or consent in respect of any of the Senior Collateral Documents for the purpose of adding to or deleting from, or waiving or consenting to any departures from any provisions of, any Senior Collateral Document or changing in any manner the rights of the Senior Agents, the Senior Secured Parties, the Borrower or any other Credit Party thereunder (including the release of any Liens on Senior Collateral) in a manner that is applicable to all Senior Collateral Documents, then such amendment, waiver or consent shall apply automatically to any comparable provision of each comparable Junior Collateral

Document without the consent of any Junior Agent or any Junior Secured Party and without any action by any Junior Agent, the Borrower or any other Credit Party; provided, however, that written notice of such amendment, waiver or consent shall have been given to each Junior Agent within 10 Business Days after the effectiveness of such amendment, waiver or consent; provided, further, that the failure to give such notice shall not affect the effectiveness of such amendment, waiver or consent with respect to the provisions of any Senior Collateral Document or this Agreement as set forth in this Section 5.2(e).

Section 5.3 Reinstatement and Continuation of Agreement.

(a) If the ABL Agent or any ABL Secured Party is required in any Insolvency Proceeding or otherwise to turn over or otherwise pay to the estate of the Borrower, any Guarantor, or any other Person any payment made in satisfaction of all or any portion of the ABL Obligations (an “ABL Recovery”), then the ABL Obligations shall be reinstated to the extent of such ABL Recovery. If this Agreement shall have been terminated prior to such ABL Recovery, this Agreement shall be reinstated in full force and effect in the event of such ABL Recovery, and such prior termination shall not diminish, release, discharge, impair, or otherwise affect the obligations of the Parties from such date of reinstatement. All rights, interests, agreements, and obligations of the ABL Agent, the Term Agent, any Junior Agent, the ABL Secured Parties, the Term Secured Parties and any Junior Secured Parties under this Agreement shall remain in full force and effect and shall continue irrespective of the commencement of, or any discharge, confirmation, conversion, or dismissal of, any Insolvency Proceeding by or against the Borrower or any Guarantor or any other circumstance which otherwise might constitute a defense available to, or a discharge of the Borrower or any Guarantor in respect of the ABL Obligations, the Term Obligations or the Junior Obligations. No priority or right of the ABL Agent or any ABL Secured Party shall at any time be prejudiced or impaired in any way by any act or failure to act on the part of the Borrower or any Guarantor or by the noncompliance by any Person with the terms, provisions, or covenants of any of the ABL Documents, regardless of any knowledge thereof which the ABL Agent or any ABL Secured Party may have.

(b) If the Term Agent or any Term Secured Party is required in any Insolvency Proceeding or otherwise to turn over or otherwise pay to the estate of the Borrower, any Guarantor, or any other Person any payment made in satisfaction of all or any portion of the Term Obligations (a “Term Recovery”), then the Term Obligations shall be reinstated to the extent of such Term Recovery. If this Agreement shall have been terminated prior to such Term Recovery, this Agreement shall be reinstated in full force and effect in the event of such Term Recovery, and such prior termination shall not diminish, release, discharge, impair, or otherwise affect the obligations of the Parties from such date of reinstatement. All rights, interests, agreements, and obligations of the ABL Agent, the Term Agent, any Junior Agent, the ABL Secured Parties, the Term Secured Parties and any Junior Secured Parties under this Agreement shall remain in full force and effect and shall continue irrespective of the commencement of, or any discharge, confirmation, conversion, or dismissal of, any Insolvency Proceeding by or against the Borrower or any Guarantor or any other circumstance which otherwise might constitute a defense available to, or a discharge of the Borrower or any Guarantor in respect of the ABL Obligations, the Term Obligations or the Junior Obligations. No priority or right of the

Term Agent or any Term Secured Party shall at any time be prejudiced or impaired in any way by any act or failure to act on the part of the Borrower or any Guarantor or by the noncompliance by any Person with the terms, provisions, or covenants of any of the Term Documents, regardless of any knowledge thereof which the Term Agent or any Term Secured Party may have.

(c) Each Junior Agent that becomes a party to this Agreement, for itself and on behalf of each Junior Secured Party represented thereby, hereby agrees that none of them shall be entitled to benefit from any avoidance action affecting or otherwise relating to any distribution or allocation made in accordance with this Agreement, whether by preference or otherwise, it being understood and agreed that the benefit of such avoidance action otherwise allocable to them shall instead be allocated and turned over to the applicable Senior Agent for application in accordance with the priorities set forth in this Agreement.

ARTICLE 6

INSOLVENCY PROCEEDINGS

Section 6.1 DIP Financing.

(a) If the Borrower or any Guarantor shall be subject to any Insolvency Proceeding at any time prior to the Discharge of ABL Obligations, and the ABL Agent or the ABL Secured Parties shall seek to provide the Borrower or any Guarantor with, or consent to a third party providing, any financing under Section 364 of the Bankruptcy Code or consent to any order for the use of cash collateral constituting ABL Priority Collateral under Section 363 of the Bankruptcy Code (or any similar provision of any foreign Debtor Relief Laws or under a court order in respect of measures granted with similar effect under any foreign Debtor Relief Laws) (each, a “DIP Financing”), with such DIP Financing to be secured by all or any portion of the Collateral (including assets that, but for the application of Section 552 of the Bankruptcy Code (or any similar provision of any foreign Debtor Relief Laws) would be Collateral) (it being agreed that the ABL Agent and the ABL Secured Parties shall not propose any DIP Financing secured by the Term Priority Collateral in competition with the Term Agent and the Term Secured Parties without the consent of the Term Agent), then the Term Agent, on behalf of itself and the Term Secured Parties, agrees that it will raise no objection and will not support any objection to such DIP Financing or use of cash collateral or to the Liens securing the same on the grounds of a failure to provide “adequate protection” for the Liens of the Term Agent securing the Term Obligations or on any other grounds (and will not request any adequate protection solely as a result of such DIP Financing or use of cash collateral that is ABL Priority Collateral except as permitted by Section 6.3(c)(i)), so long as (i) the Term Agent retains its Lien on the Collateral to secure the Term Obligations (in each case, including Proceeds thereof arising after the commencement of the case under any Debtor Relief Laws) and, as to the Term Priority Collateral only, such Lien has the same priority as existed prior to the commencement of the case under the subject Debtor Relief Laws and any Lien on the Term Priority Collateral securing such DIP Financing is junior and subordinate to the Lien of the Term Agent on the Term Priority Collateral, (ii) all Liens on ABL Priority Collateral securing any such DIP Financing shall be senior to or on a parity with the Liens of the ABL Agent and the ABL Secured Parties securing the ABL Obligations on ABL Priority Collateral and (iii) the foregoing provisions of this Section 6.1(a) shall not prevent the Term Agent and the Term Secured Parties from objecting to any provision in any DIP Financing relating to any provision or content of a plan of reorganization or other plan of similar effect under any Debtor Relief Laws.

(b) If the Borrower or any Guarantor shall be subject to any Insolvency Proceeding at any time prior to the Discharge of Term Obligations, and the Term Agent or the Term Secured Parties shall seek to provide the Borrower or any Guarantor with, or consent to a third party providing, any DIP Financing, with such DIP Financing to be secured by all or any portion of the Collateral (including assets that, but for the application of Section 552 of the Bankruptcy Code (or any similar provision of any foreign Debtor Relief Laws) would be Collateral) (it being agreed that the Term Agent and the Term Secured Parties shall not propose any DIP Financing secured by the ABL Priority Collateral in competition with the ABL Agent and the ABL Secured Parties without the consent of the ABL Agent), then the ABL Agent, on behalf of itself and the ABL Secured Parties, agrees that it will raise no objection and will not support any objection to such DIP Financing or to the Liens securing the same on the grounds of a failure to provide “adequate protection” for the Liens of the ABL Agent securing the ABL Obligations or on any other grounds (and will not request any adequate protection solely as a result of such DIP Financing), so long as (i) the ABL Agent retains its Lien on the Collateral to secure the ABL Obligations (in each case, including Proceeds thereof arising after the commencement of the case under any Debtor Relief Law) and, as to the ABL Priority Collateral only, such Lien has the same priority as existed prior to the commencement of the case under the subject Debtor Relief Laws and any Lien on ABL Priority Collateral securing such DIP Financing furnished by the Term Agent or Term Secured Parties is junior and subordinate to the Lien of the ABL Agent on the ABL Priority Collateral, (ii) all Liens on Term Priority Collateral securing any such DIP Financing furnished by the Term Agent or Term Secured Parties shall be senior to or on a parity with the Liens of the Term Agent and the Term Secured Parties securing the Term Obligations on Term Priority Collateral and (iii) the foregoing provisions of this Section 6.1(b) hereof shall not prevent the ABL Agent and the ABL Secured Parties from objecting to any provision in any DIP Financing relating to any provision or content of a plan of reorganization or other plan of similar effect under any Debtor Relief Laws.

(c) If the Borrower or any Guarantor shall be subject to any Insolvency Proceeding at any time prior to the Discharge of Senior Obligations, and any Senior Agent or any Senior Secured Parties shall seek to provide the Borrower or any Guarantor with, or consent to a third party providing, any DIP Financing, with such DIP Financing to be secured by all or any portion of the Senior Collateral (including assets that, but for the application of Section 552 of the Bankruptcy Code (or any similar provision of any foreign Debtor Relief Laws) would be Senior Collateral), then each Junior Agent that becomes a party to this Agreement, for itself and on behalf of each Junior Secured Party represented thereby, agrees that it will raise no (a) objection to and will not otherwise contest (or support, directly or indirectly, any contest to or in respect of) such sale, use or lease of such cash or other collateral or such DIP Financing and, except to the extent permitted by Section 2.3(d) and Section 6.3(d), will not request (or seek to request) or accept any adequate protection or any other relief in connection therewith and, to the extent the Liens securing any Senior Obligations are subordinated or pari passu with such DIP Financing, will subordinate (and will be deemed hereunder to have subordinated) its Liens in the Junior Shared Collateral to (x) such DIP Financing (and all obligations relating thereto) on the same basis as the Liens securing the Junior Obligations are so subordinated to Liens securing Senior Obligations under this Agreement, (y) to any “carve-out” for professional and United

States Trustee fees agreed to by the applicable Senior Agent(s) and (z) any adequate protection Liens granted to any Senior Agent, (b) objection to (and will not otherwise contest or support any contest) any motion for relief from the automatic stay or from any injunction against foreclosure or enforcement in respect of Senior Obligations made by any Senior Agent or any other Senior Secured Party, (c) objection to (and will not otherwise support, directly or indirectly, any objection to or contest or support any contest of) any lawful exercise by any Senior Secured Party of the right to credit bid Senior Obligations at any sale in foreclosure of Senior Collateral or under Section 363(k) of the Bankruptcy Code or otherwise under any plan of reorganization or similar dispositive restructuring plan or (d) objection to (and will not otherwise support, directly or indirectly, any objection to or contest or support any contest of) any other request for judicial relief made in any court by any Senior Secured Party relating to the lawful enforcement of any Lien on Senior Collateral. Each Junior Agent that becomes a party to this Agreement, for itself and on behalf of each Junior Secured Party represented thereby, agrees that notice received two Business Days prior to the entry of an order approving such usage of cash or other collateral or approving such financing shall be adequate notice.

(d) All Liens granted to the ABL Agent, the Term Agent or any Junior Agent in any Insolvency Proceeding, whether as adequate protection or otherwise, are intended by the Parties to be and shall be deemed to be subject to the Lien Priority and the other terms and conditions of this Agreement.

Section 6.2 Relief From Stay. Until the Discharge of ABL Obligations has occurred, the Term Agent, on behalf of itself and the Term Secured Parties, agrees not to seek relief from the automatic stay or any other stay in any Insolvency Proceeding in respect of any portion of the ABL Priority Collateral without the ABL Agent’s express written consent. Until the Discharge of Term Obligations has occurred, the ABL Agent, on behalf of itself and the ABL Secured Parties, agrees not to seek relief from the automatic stay or any other stay in any Insolvency Proceeding in respect of any portion of the Term Priority Collateral without the Term Agent’s express written consent. Until the Discharge of Senior Obligations has occurred, each Junior Agent that becomes a party to this Agreement, for itself and on behalf of each Junior Secured Party represented thereby, agrees not to seek (or support any other Person in seeking) relief from the automatic stay or any other stay in any Insolvency Proceeding in respect of any portion of any Junior Shared Collateral without the express written consent of each Senior Agent. In addition, neither the Term Agent nor the ABL Agent shall seek any relief from the automatic stay with respect to any Collateral without providing three (3) days’ prior written notice to the other, unless such period is agreed by both the ABL Agent and the Term Agent to be modified or unless the ABL Agent or Term Agent, as applicable, makes a good faith determination that either (A) the ABL Priority Collateral or the Term Priority Collateral, as applicable, will decline speedily in value or (B) the failure to take any action will have a reasonable likelihood of endangering the ABL Agent’s or the Term Agent’s ability to realize upon its Collateral.

Section 6.3 No Contest; Adequate Protection.

(a) The Term Agent, on behalf of itself and the Term Secured Parties, agrees that, prior to the Discharge of ABL Obligations, none of them shall seek or accept any form of adequate protection under any or all of §361, §362, §363 or §364 of the Bankruptcy Code with respect to the ABL Priority Collateral, except as set forth in Section 6.1 hereof and this Section 6.3 or as may otherwise be consented to in writing by the ABL Agent in its sole and absolute discretion. The Term Agent, on behalf of itself and the Term Secured Parties, agrees that, prior to the Discharge of ABL Obligations, none of them shall contest (or support any other Person contesting) (i) any request by the ABL Agent or any ABL Secured Party for adequate protection of its interest in the Collateral (unless in contravention of Section 6.1(b) above), (ii) any proposed provision of DIP Financing by the ABL Agent and the ABL Secured Parties (or any other Person proposing to provide DIP Financing with the consent of the ABL Agent) (unless in contravention of Section 6.1(a) above) or (iii) any objection by the ABL Agent or any ABL Secured Party to any motion, relief, action, or proceeding based on a claim by the ABL Agent or any ABL Secured Party that its interests in the Collateral (unless in contravention of Section 6.1(b) above) are not adequately protected (or any other similar request under any law applicable to an Insolvency Proceeding), so long as any Liens granted to the ABL Agent as adequate protection of its interests are subject to this Agreement.

(b) The ABL Agent, on behalf of itself and the ABL Secured Parties, agrees that, prior to the Discharge of Term Obligations, none of them shall seek or accept any form of adequate protection under any or all of §361, §362, §363 or §364 of the Bankruptcy Code with respect to the Term Priority Collateral, except as set forth in Section 6.1 hereof and this Section 6.3 or as may otherwise be consented to in writing by the Term Agent in its sole and absolute discretion. The ABL Agent, on behalf of itself and the ABL Secured Parties, agrees that, prior to the Discharge of Term Obligations, none of them shall contest (or support any other Person contesting) (i) any request by the Term Agent or any Term Secured Party for adequate protection of its interest in the Collateral (unless in contravention of Section 6.1(a) above), (ii) any proposed provision of DIP Financing by the Term Agent and the Term Secured Parties (or any other Person proposing to provide DIP Financing with the consent of the Term Agent) (unless in contravention of Section 6.1(b) above) or (iii) any objection by the Term Agent or any Term Secured Party to any motion, relief, action or proceeding based on a claim by the Term Agent or any Term Secured Party that its interests in the Collateral (unless in contravention of Section 6.1(a) above) are not adequately protected (or any other similar request under any law applicable to an Insolvency Proceeding), so long as any Liens granted to the Term Agent as adequate protection of its interests are subject to this Agreement.

(c) Notwithstanding the foregoing provisions in this Section 6.3, in any Insolvency Proceeding:

(i) if the ABL Secured Parties (or any subset thereof) are granted adequate protection with respect to the ABL Priority Collateral in the form of additional collateral (even if such collateral is not of a type which would otherwise have constituted ABL Priority Collateral), then the ABL Agent, on behalf of itself and the ABL Secured Parties, agrees that the Term Agent, on behalf of itself or any of the Term Secured Parties, may seek or request (and the ABL Secured Parties will not oppose such request) adequate protection with respect to its interests in such Collateral in the form of a Lien on the same additional collateral, which Lien will be subordinated to the Liens securing the ABL Obligations on the same basis as the other Liens of the Term Agent on ABL Priority Collateral; and

(ii) in the event the Term Agent, on behalf of itself or any of the Term Secured Parties, are granted adequate protection in respect of Term Priority Collateral in the form of additional collateral (even if such collateral is not of a type which would otherwise have constituted Term Priority Collateral), then the Term Agent, on behalf of itself and any of the Term Secured Parties, agrees that the ABL Agent on behalf of itself or any of the ABL Secured Parties, may seek or request (and the Term Secured Parties will not oppose such request) adequate protection with respect to its interests in such Collateral in the form of a Lien on the same additional collateral, which Lien will be subordinated to the Liens securing the Term Obligations on the same basis as the other Liens of the ABL Agent on Term Priority Collateral.

(iii) Except as otherwise expressly set forth in Section 6.1 hereof or in connection with the exercise of remedies with respect to the ABL Priority Collateral, nothing herein shall limit the rights of the Term Agent or the Term Secured Parties from seeking adequate protection with respect to their rights in the Term Priority Collateral in any Insolvency Proceeding (including adequate protection in the form of a cash payment, periodic cash payments or otherwise). Except as otherwise expressly set forth in Section 6.1 hereof or in connection with the exercise of remedies with respect to the Term Priority Collateral, nothing herein shall limit the rights of the ABL Agent or the ABL Secured Parties from seeking adequate protection with respect to their rights in the ABL Priority Collateral in any Insolvency Proceeding (including adequate protection in the form of a cash payment, periodic cash payments or otherwise).

(d) Each Junior Agent that becomes a party to this Agreement, for itself and on behalf of each Junior Secured Party represented thereby, agrees that none of them shall (A) object, contest or support any other Person objecting to or contesting (a) any request by any Senior Agent or any Senior Secured Parties for adequate protection, (b) any objection by any Senior Agent or any Senior Secured Parties to any motion, relief, action or proceeding based on any Senior Agent’s or Senior Secured Party’s claiming a lack of adequate protection or (c) the payment of interest, fees, expenses or other amounts of any Senior Agent or any other Senior Secured Party under Section 506(b) of the Bankruptcy Code or otherwise or any similar provision of any other Debtor Relief Law or (B) assert or support any claim for costs or expenses of preserving or disposing of any Collateral under Section 506(c) of the Bankruptcy Code or any similar provision of any other Debtor Relief Law. Notwithstanding anything contained in this Section 6.3 or in Section 6.1, in any Insolvency Proceeding, (i) if the Senior Secured Parties (or any subset thereof) are granted adequate protection in the form of additional collateral or superpriority claims in connection with any DIP Financing or use of cash collateral under Section 363 or 364 of the Bankruptcy Code or any similar provision of any other Debtor Relief Law, then each Junior Agent that becomes a party to this Agreement, for itself and on behalf of each Junior Secured Party represented thereby, may seek or request adequate protection in the form of a replacement Lien or superpriority claim on such additional collateral, which Lien or superpriority claim is subordinated to the Liens securing and claims relating to all Senior Obligations and such DIP Financing (and all obligations relating thereto) on the same basis as the other Liens securing and claims relating to the Junior Obligations are so subordinated to the Liens securing Senior Obligations under this Agreement, (ii) in the event any Junior Agent, for itself and on behalf of each Junior Secured Party represented thereby, seeks or requests adequate protection and such adequate protection is granted in the form of additional or replacement collateral (even if such collateral is Junior Shared Collateral), then such Junior Agent, for itself and on behalf of each Junior Secured Party represented thereby, agrees that each Senior Agent shall also be granted a senior Lien on such additional or replacement collateral as security for the Senior Obligations and that any Lien on such additional or replacement collateral securing the applicable Junior Obligations shall be subordinated to the Liens on such collateral securing the Senior Obligations and any such DIP Financing (and all obligations relating thereto) and any other Liens granted to the Senior Secured Parties as adequate protection on the same basis as the other Liens securing such Junior Obligations are so subordinated to such Liens securing Senior Obligations under this Agreement and (iii) in the event any Junior Agent, for itself and on behalf of each Junior Secured Party represented thereby, seeks or requests adequate protection and such adequate protection is granted in the form of a superpriority claim, then such Junior Agent, for itself and on behalf of each Junior Secured Party represented thereby, agrees that each Senior Agent shall also be granted adequate protection in the form of a superpriority claim, which superpriority claim shall be senior to the superpriority claim of the Junior Secured Parties.

Section 6.4 Asset Sales. The Term Agent agrees, on behalf of itself and the Term Secured Parties, that it will not oppose any sale consented to by the ABL Agent of any ABL Priority Collateral pursuant to Section 363(f) of the Bankruptcy Code (or any similar provision under the law applicable to any Insolvency Proceeding or under a court order in respect of measures granted with similar effect under any foreign Debtor Relief Laws) so long as the Term Agent, for the benefit of the Term Secured Parties, shall retain a Lien on the proceeds of such sale (to the extent such proceeds are not applied to the ABL Obligations in accordance with Section 4.1(b) hereof). The ABL Agent agrees, on behalf of itself and the ABL Secured Parties, that it will not oppose any sale consented to by the Term Agent of any Term Priority Collateral pursuant to Section 363(f) of the Bankruptcy Code (or any similar provision under the law applicable to any Insolvency Proceeding or under a court order in respect of measures granted with similar effect under any foreign Debtor Relief Laws) so long as (i) any such sale is made in accordance with Section 3.6 hereof and (ii) the ABL Agent, for the benefit of the ABL Secured Parties, shall retain a Lien on the proceeds of such sale (to the extent such proceeds are not applied to the Term Obligations in accordance with Section 4.1(c) hereof). Each Junior Agent that becomes a party to this Agreement agrees, for itself and on behalf of each Junior Secured Party represented thereby, that it will not oppose (or support any Person in opposing) any sale or other disposition consented to by any Senior Agent of any Senior Collateral pursuant to Section 363 of the Bankruptcy Code (or any similar provision under the law applicable to any Insolvency Proceeding or under a court order in respect of measures granted with similar effect under any foreign Debtor Relief Laws), so long as the proceeds of such sale are applied in accordance with this Agreement. If such sale of Collateral includes both ABL Priority Collateral and Term Priority Collateral and the Parties are unable after negotiating in good faith to agree on the allocation of the purchase price between the ABL Priority Collateral and Term Priority Collateral, either Party may apply to the court in such Insolvency Proceeding to make a determination of such allocation, and the court’s determination shall be binding upon the Parties.

Section 6.5 Separate Grants of Security and Separate Classification. Each Term Secured Party, each ABL Secured Party and each Junior Secured Party acknowledges and agrees that (i) the grants of Liens pursuant to the ABL Collateral Documents, the Term Collateral Documents and the Junior Collateral Documents constitute separate and distinct grants of Liens and (ii) because of, among other things, their differing rights in the Collateral, the Term Obligations are fundamentally different from the ABL Obligations and the Junior Obligations, the ABL Obligations are fundamentally different from the Term Obligations and the Junior Obligations, and the Junior Obligations are fundamentally different from the Senior Obligations and, in each case, must be separately classified in any plan of reorganization (or other plan of similar effect under any Debtor Relief Laws) proposed or adopted in an Insolvency Proceeding. To further effectuate the intent of the parties as provided in the immediately preceding sentence, (x) if it is held that the claims of the ABL Secured Parties and the Term Secured Parties in respect of the Collateral constitute only one secured claim (rather than separate classes of senior and junior secured claims), then the ABL Secured Parties and the Term Secured Parties hereby acknowledge and agree that all distributions shall be made as if there were separate classes of ABL Obligation claims and Term Obligation claims against the Credit Parties, with the effect being that, to the extent that the aggregate value of the ABL Priority Collateral or Term Priority Collateral, as applicable, is sufficient (for this purpose ignoring all claims held by the other Secured Parties), the ABL Secured Parties or the Term Secured Parties, respectively, shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of post-petition interest, fees and expenses that is available from each pool of Priority Collateral for each of the ABL Secured Parties and the Term Secured Parties, respectively, before any distribution is made in respect of the claims held by the other Secured Parties from such Collateral, with the other Secured Parties hereby acknowledging and agreeing to turn over to the respective other Secured Parties amounts otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the aggregate recoveries, and (y) if it is held that the claims of any of the Senior Secured Parties and any Junior Secured Parties in respect of the Junior Shared Collateral constitute only one secured claim (rather than separate classes of senior and junior secured claims), then each Junior Agent that becomes a party to this Agreement, for itself and on behalf of each Junior Secured Party represented thereby, hereby acknowledges and agrees that all distributions shall be made as if there were separate classes of Senior Obligation claims and Junior Obligation claims against the Credit Parties in respect of the Junior Shared Collateral, with the effect being that, to the extent that the aggregate value of the Junior Shared Collateral is sufficient (for this purpose ignoring all claims held by any Junior Secured Parties), the applicable Senior Secured Parties shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of post-petition interest that is available from each pool of Priority Collateral for each of the Senior Secured Parties and any other Senior Collateral (regardless of whether any claim for such amounts is allowed or allowable in such Insolvency Proceeding) before any distribution is made in respect of the claims held by the Junior Secured Parties from Junior Shared Collateral, with each Junior Agent that becomes a party to this Agreement, for itself and on behalf of each Junior

Secured Party represented thereby, hereby acknowledging and agreeing to turn over to the applicable Senior Agent amounts otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the aggregate recoveries of such Junior Secured Parties.

Section 6.6 No Waivers of Rights of Senior Secured Parties. Nothing contained herein shall, except as expressly provided herein, prohibit or in any way limit any Senior Agent or any other Senior Secured Party from objecting in any Insolvency Proceeding or otherwise to any action taken by any Junior Secured Party, including the seeking by any Junior Secured Party of adequate protection or the assertion by any Junior Secured Party of any of its rights and remedies under the applicable Junior Documents or otherwise.

Section 6.7 Enforceability. The provisions of this Agreement are intended to be and shall be enforceable under Section 510(a) of the Bankruptcy Code or any similar provision of any other Debtor Relief Law and shall be effective before, during and after the commencement of any Insolvency Proceeding. The relative rights as to the Collateral and proceeds thereof shall continue after the commencement of any Insolvency Proceeding on the same basis as prior to the date of the petition therefor, subject to any court order approving the financing of, or use of cash collateral by, any Credit Party. All references herein to any Credit Party shall include such Credit Party as a debtor-in-possession and any receiver or trustee for such Grantor.

Section 6.8 Other Matters with respect to Junior Shared Collateral. To the extent that any Junior Agent that becomes a party to this Agreement or any Junior Secured Party represented thereby has or acquires rights under Section 363 or Section 364 of the Bankruptcy Code or any similar provision of any other Debtor Relief Law with respect to any of the Junior Shared Collateral, such Junior Agent, on behalf of itself and each Junior Secured Party represented thereby, or such Junior Secured Party agrees not to assert any such rights without the prior written consent of each Senior Agent; provided that if requested by each Senior Agent, such Junior Agent shall timely exercise such rights in the manner requested by the Senior Agents (acting unanimously), including any rights to payments in respect of such rights. Until the Discharge of Senior Obligations has occurred, each Junior Agent that becomes a party to this Agreement, on behalf of itself and each Junior Secured Party represented thereby, agrees that it will not assert or enforce any claim under Section 506(c) of the Bankruptcy Code or any similar provision of any other Debtor Relief Law senior to or on a parity with the Liens securing the Senior Obligations for costs or expenses of preserving or disposing of any Junior Shared Collateral.

Section 6.9 Reorganization Securities.

(a) If, in any Insolvency Proceeding, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed pursuant to a plan of reorganization or similar dispositive restructuring plan, on account of both the Senior Obligations and the Junior Obligations, then, to the extent the debt obligations distributed on account of the Senior Obligations and on account of the Junior Obligations are secured by Liens upon the same assets or property, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations.

(b) Each Junior Secured Party (whether in the capacity of a secured creditor or an unsecured creditor) shall not propose, vote in favor of, or otherwise directly or indirectly support any plan of reorganization that is inconsistent with the priorities or other provisions of this Agreement, other than with the prior written consent of each Senior Agent.

Section 6.10 Section 1111(b) of the Bankruptcy Code. Each Junior Agent that becomes a party to this Agreement, for itself and on behalf of each Junior Secured Party represented thereby, shall not object to, oppose, support any objection, or take any other action to impede, the right of any Senior Secured Party to make an election under Section 1111(b)(2) of the Bankruptcy Code. Each Junior Agent that becomes a party to this Agreement, for itself and on behalf of each Junior Secured Party represented thereby, waives any claim it may hereafter have against any senior claimholder arising out of the election by any Senior Secured Party of the application of Section 1111(b)(2) of the Bankruptcy Code. Until the Discharge of Senior Obligations, each Junior Agent that becomes a party to this Agreement, for itself and on behalf of each Junior Secured Party represented thereby, agrees that it shall not make any election under Section 1111(b) of the Bankruptcy Code regarding the Junior Shared Collateral.

Section 6.11 ABL Obligations Unconditional. All rights of the ABL Agent hereunder, and all agreements and obligations of the Term Agent and the Credit Parties (to the extent applicable) hereunder, shall remain in full force and effect irrespective of:

(a) any lack of validity or enforceability of any ABL Document;

(b) any change in the time, place or manner of payment of, or in any other term of, all or any portion of the ABL Obligations, or any amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of any ABL Document;

(c) any exchange, release, voiding, avoidance or non perfection of any security interest in any Collateral or any other collateral, or any release, amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding, restatement or increase of all or any portion of the ABL Obligations or any guarantee or guaranty thereof; or

(d) any other circumstances that otherwise might constitute a defense available to, or a discharge of, any Credit Party in respect of the ABL Obligations, or of any of the Term Agent or any Credit Party, to the extent applicable, in respect of this Agreement.

Section 6.12 Term Obligations Unconditional. All rights of the Term Agent hereunder, and all agreements and obligations of the ABL Agent and the Credit Parties (to the extent applicable) hereunder, shall remain in full force and effect irrespective of:

(a) any lack of validity or enforceability of any Term Document;

(b) any change in the time, place or manner of payment of, or in any other term of, all or any portion of the Term Obligations, or any amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of any Term Document;

(c) any exchange, release, voiding, avoidance or non perfection of any security interest in any Collateral, or any other collateral, or any release, amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding, restatement or increase of all or any portion of the Term Obligations or any guarantee or guaranty thereof; or

(d) any other circumstances that otherwise might constitute a defense available to, or a discharge of, any Credit Party in respect of the Term Obligations, or of any of the ABL Agent or any Credit Party, to the extent applicable, in respect of this Agreement.

Section 6.13 Junior Obligations Unconditional. All rights of any Junior Agent that becomes a party to this Agreement hereunder, all agreements and obligations of the ABL Agent, the Term Agent and the Credit Parties (to the extent applicable) hereunder, shall remain in full force and effect irrespective of:

(a) any lack of validity or enforceability of any Junior Document;

(b) any change in the time, place or manner of payment of, or in any other term of, all or any portion of the Junior Obligations, or any amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of any Junior Document;

(c) any exchange, release, voiding, avoidance or non perfection of any security interest in any Junior Shared Collateral, or any other collateral, or any release, amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding, restatement or increase of all or any portion of the Junior Obligations or any guarantee or guaranty thereof; or

(d) any other circumstances that otherwise might constitute a defense available to, or a discharge of, any Credit Party in respect of the Junior Obligations, or of any Credit Party, to the extent applicable, in respect of this Agreement.

ARTICLE 7

MISCELLANEOUS

Section 7.1 Rights of Subrogation. The Term Agent, for and on behalf of itself and the Term Secured Parties, agrees that no payment to the ABL Agent or any ABL Secured Party pursuant to the provisions of this Agreement shall entitle the Term Agent or any Term Secured Party to exercise any rights of subrogation in respect thereof until the Discharge of ABL Obligations shall have occurred. Following the Discharge of ABL Obligations, the ABL Agent agrees to execute such documents, agreements, and instruments as the Term Agent or any Term Secured Party may reasonably request to evidence the transfer by subrogation to any such Person of an interest in the ABL Obligations resulting from payments to the ABL Agent by such Person, so long as all costs and expenses (including all reasonable legal fees and disbursements) incurred in connection therewith by the ABL Agent are paid by such Person upon request for payment thereof. The ABL Agent, for and on behalf of itself and the ABL Secured Parties, agrees that no payment to the Term Agent or any Term Secured Party pursuant to the provisions of this Agreement shall entitle the ABL Agent or any ABL Secured Party to exercise any rights of subrogation in respect thereof until the Discharge of Term Obligations shall have occurred. Following the Discharge of Term Obligations, the Term Agent agrees to execute such documents, agreements, and instruments as the ABL Agent or any ABL Secured Party may reasonably request to evidence the transfer by subrogation to any such Person of an interest in the Term Obligations resulting from payments to the Term Agent by such Person, so long as all costs and expenses (including all reasonable legal fees and disbursements) incurred in connection therewith by the Term Agent are paid by such Person upon request for payment thereof.

Each Junior Agent that becomes a party to this Agreement, for and on behalf of itself and the Junior Secured Parties represented thereby, agrees that no payment to the Term Agent, any Term Secured Party, the ABL Agent or any ABL Secured Party pursuant to the provisions of this Agreement shall entitle such Junior Agent or any Junior Secured Party represented by it to exercise any rights of subrogation in respect thereof until the Discharge of Senior Obligations shall have occurred. Each Junior Agent that becomes a party to this Agreement, on behalf of itself and each Junior Secured Party represented thereby, hereby waives any rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of Senior Obligations has occurred. Following the Discharge of Senior Obligations, each Senior Agent agrees to execute such documents, agreements, and instruments as such Junior Agent or any Junior Secured Party represented by it may reasonably request to evidence the transfer by subrogation to any such Person of an interest in the ABL Obligations or the Term Obligations, as applicable, resulting from payments to the ABL Agent or the Term Agent, as applicable, by such Person, so long as all costs and expenses (including all reasonable legal fees and disbursements) incurred in connection therewith by the ABL Agent or the Term Agent, as applicable, are paid by such Person upon request for payment thereof.

Section 7.2 Application of Payments. Except as otherwise provided herein, all payments received by the Senior Secured Parties may be applied, reversed and reapplied, in whole or in part, to such part of the Senior Obligations as the Senior Secured

Parties, in their sole discretion, deem appropriate, consistent with the terms of the Senior Debt Documents. Except as otherwise provided herein, each Junior Agent that becomes a party to this Agreement, on behalf of itself and each Junior Secured Party represented thereby, assents to any such extension or postponement of the time of payment of the Senior Obligations or any part thereof and to any other indulgence with respect thereto, to any substitution, exchange or release of any security that may at any time secure any part of the Senior Obligations and to the addition or release of any other Person primarily or secondarily liable therefor.

Section 7.3 Further Assurances. The Parties will, at their own expense and at any time and from time to time, promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that any Senior Agent may reasonably request, in order to protect any right or interest granted or purported to be granted hereby or to enable such Senior Agent to exercise and enforce its rights and remedies hereunder; provided, however, that no Party shall be required to pay over any payment or distribution, execute any instruments or documents, or take any other action referred to in this Section 7.3, to the extent that such action would contravene any law, order or other legal requirement or any of the terms or provisions of this Agreement, and in the event of a controversy or dispute, such Party may interplead any payment or distribution in any court of competent jurisdiction, without further responsibility in respect of such payment or distribution under this Section 7.3.

Section 7.4 Representations. The Term Agent represents and warrants to the ABL Agent that it has the requisite power and authority under the Term Documents to enter into, execute, deliver, and carry out the terms of this Agreement on behalf of itself and the Term Secured Parties and that this Agreement shall be binding obligations of the Term Agent and the Term Secured Parties, enforceable against the Term Agent and the Term Secured Parties in accordance with its terms. The ABL Agent represents and warrants to the Term Agent that it has the requisite power and authority under the ABL Documents to enter into, execute, deliver, and carry out the terms of this Agreement on behalf of itself and the ABL Secured Parties and that this Agreement shall be binding obligations of the ABL Agent and the ABL Secured Parties, enforceable against the ABL Agent and the ABL Secured Parties in accordance with its terms. Each Junior Agent that becomes a party to this Agreement represents and warrants to the Term Agent, the ABL Agent and each other Junior Agent (if any) that it has the requisite power and authority under the applicable Junior Documents to enter into, execute, deliver, and carry out the terms of this Agreement on behalf of itself and the Junior Secured Parties represented thereby and that this Agreement shall be binding obligations of such Junior Agent and the Junior Secured Parties represented by it, enforceable against such Junior Agent and the Junior Secured Parties represented by it in accordance with its terms.

Section 7.5 Amendments. No amendment or waiver of any provision of this Agreement nor consent to any departure by any Party hereto shall be effective unless it is in a written agreement executed by the Term Agent, the ABL Agent, the Designated Junior Agent and, in the case of any amendment or waiver that could reasonably be expected to be adverse to the interests of any Credit Party (it being agreed that any such amendment or waiver that conflicts with or is inconsistent with the obligations of any Credit Party under any other ABL Documents, Term Documents or Junior Documents is adverse to the interests of a Credit Party), the Borrower, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. It is understood that the ABL Agent, the Term Agent and the Designated Junior Agent, without the consent of any other ABL Secured Party, Term Secured Party or Junior Secured Party, respectively, may in their discretion determine that a supplemental agreement (which may take the form of an amendment and restatement of this Agreement) is necessary or appropriate (i) to facilitate having additional indebtedness or other obligations of any of the Credit Parties become ABL Obligations, Term Obligations or Junior Obligations of a particular Series, as the case may be, under this Agreement (including any Incremental Equivalent Debt (as defined in the Term Credit Agreement) or any Permitted Refinancing thereof), (ii) to effectuate the subordination of Liens securing any Permitted Junior Secured Refinancing Debt or any Incremental Equivalent Debt (as defined in the Term Credit Agreement) that is secured on a junior basis (or any Permitted Refinancing thereof) to the Liens on the Term Priority Collateral securing the ABL Obligations and to the Liens on the ABL Priority Collateral securing the Term Obligations and (iii) to cause Liens securing any Permitted Pari Passu Secured Refinancing Debt or any Incremental Equivalent Debt (as defined in the Term Credit Agreement) that is secured on a pari passu basis (or any Permitted Refinancing thereof) to be secured by ABL Priority Collateral or Term Priority Collateral on a pari passu basis with ABL Obligations or Term Obligations, as the case may be (the indebtedness or other obligations described in clauses (i), (ii) and (iii), “Additional Debt”), which supplemental agreement shall, except in the case of (ii) and (iii), specify whether such Additional Debt constitutes ABL Obligations, Term Obligations or Junior Obligations; provided that such Additional Debt is permitted to be incurred under any ABL Credit Agreement, any Term Credit Agreement and any Junior Agreement then extant in accordance with the terms thereof.

Notwithstanding the foregoing, (i) without the consent of any other Secured Party but with the consent of the Borrower, (x) any Junior Agent may become a party hereto by execution and delivery to each other Agent of a Junior Secured Indebtedness Joinder in accordance with Section 7.6 and (y) any Senior Agent may become a party hereto by execution and delivery to each other Agent of a joinder hereto pursuant to Section 5.2(c) and, in each case, upon such execution and delivery, such Agent and the Secured Parties for which such Agent is acting shall be subject to the terms hereof; (ii) the Senior Agents may amend or waive any provision of this Agreement, or consent to any departure therefrom by any Senior Secured Party, that solely affects the rights and obligations of the Senior Secured Parties hereunder or does not adversely affect any Junior Secured Party in its capacity as such, in each case, without the consent of any Junior Agent or any other Junior Secured Party; and (iii) (x) any Junior Majority Agent may amend or waive any provision of this Agreement, or consent to any departure therefrom by any Junior Secured Party, and (y) any two or more Junior Agents may in a separate agreement consent to any departure from this Agreement by any Junior Secured Party, in the case of each of the foregoing clauses (x) and (y), that solely affects the rights and obligations of the Junior Secured Parties hereunder without the consent of any Senior Agent or any other Senior Secured Party. No amendment, modification or waiver of any provision of this Agreement, and no consent to any departure therefrom by any Party hereto, that changes, alters, modifies or otherwise affects any power, privilege, right, remedy, liability or obligation of, or otherwise affects in any manner, any Junior Agent that is not then a Party, or any Junior Secured Party not then represented by a Junior Agent that is then a Party (including but not limited to any change, alteration, modification or other effect upon any power, privilege, right, remedy, liability or obligation of or other effect upon any such Junior Agent or Junior Secured Party that may at any subsequent time become a Party or beneficiary hereof), shall be effective unless it is consented to in writing by the Borrower (regardless of whether any such Junior Agent or Junior Secured Party ever becomes a Party or beneficiary hereof), and any amendment, modification or waiver of any provision of this Agreement that would have the effect, directly or indirectly, through any reference in any Credit Document to this Agreement or otherwise, of waiving, amending, supplementing or otherwise modifying any Credit Document, or any term or provision thereof, or any right or obligation of the Borrower or any other Credit Party thereunder or in respect thereof, shall not be given such effect except pursuant to a written instrument executed by the Borrower and each other affected Credit Party.

Section 7.6 Section 7.6 Designation of Junior Secured Indebtedness; Joinder of Junior Agents.

(a) The Borrower may designate any Junior Secured Indebtedness complying with the requirements of the definition of “Junior Secured Indebtedness” as Junior Secured Indebtedness for purposes of this Agreement, upon complying with the following conditions:

(i) one or more Junior Agents for one or more Junior Secured Parties in respect of such Junior Secured Indebtedness shall have executed the Junior Secured Indebtedness Joinder with respect to such Junior Secured Indebtedness, and the Borrower or any such Junior Agent shall have delivered such executed Junior Secured Indebtedness Joinder to each other Agent then party to this Agreement;

(ii) at least five Business Days (unless a shorter period is agreed in writing by the Parties and the Borrower) prior to delivery of the Junior Secured Indebtedness Joinder, the Borrower shall have delivered to each other Agent then party to this Agreement complete and correct copies of any Junior Agreement, Junior Guaranties and Junior Collateral Documents that will govern such Junior Secured Indebtedness upon giving effect to such designation (which may be unexecuted copies of Junior Documents to be executed and delivered concurrently with the effectiveness of such designation);

(iii) the Borrower shall have executed and delivered to each other Agent then party to this Agreement a Junior Secured Indebtedness Designation, with respect to such Junior Secured Indebtedness; and

(iv) all state and local stamp, recording, filing, intangible and similar taxes or fees (if any) that are payable in connection with the inclusion of such Junior Secured Indebtedness under this Agreement shall have been paid and reasonable evidence thereof shall have been given to each other Agent then party to this Agreement.

(b) Upon satisfaction of the foregoing conditions, the designated Junior Secured Indebtedness shall constitute “Junior Secured Indebtedness”, any Junior Agreement under which such Junior Secured Indebtedness is or may be incurred shall constitute a “Junior Agreement”, any holder of such Junior Secured Indebtedness or other applicable Junior Secured Party shall constitute a “Junior Secured Party”, and any Junior Agent for any such Junior Secured Party shall constitute a “Junior Agent,” for all purposes under this Agreement. The date on which the foregoing conditions shall have been satisfied with respect to such Junior Secured Indebtedness is herein called the “Junior Effective Date.” Prior to the Junior Effective Date with respect to such Junior Secured Indebtedness, all references herein to Junior Secured Indebtedness shall be deemed not to take into account such Junior Secured Indebtedness, and the rights and obligations of each other Agent then party to this Agreement shall be determined on the basis that such Junior Secured Indebtedness is not then designated under this Agreement. On and after the Junior Effective Date with respect to such Junior Secured Indebtedness, all references herein to Junior Secured Indebtedness shall be deemed to take into account such Junior Secured Indebtedness, and the rights and obligations of each other Agent then party to this Agreement shall be determined on the basis that such Junior Secured Indebtedness is then designated.

(c) In connection with any designation of Junior Secured Indebtedness pursuant to this Section 7.6, each Agent then party hereto agrees (x) to execute and deliver any amendments, amendments and restatements, restatements or waivers of or supplements to or other modifications to, any Term Collateral Documents or ABL Collateral Documents, as applicable, and any blocked account, control or other agreements relating to any security interest in Control Collateral, and to make or consent to any filings or take any other actions (including executing and recording any mortgage subordination or similar agreement), as may be reasonably deemed by the Borrower to be necessary or reasonably desirable for any Lien on any Collateral to secure such Junior Secured Indebtedness to become a valid and perfected Lien (with the priority contemplated by this Agreement), and (y) otherwise to reasonably cooperate to effectuate a designation of Junior Secured Indebtedness pursuant to this Section 7.6 (including without limitation, if requested, by executing an acknowledgment of any Junior Secured Indebtedness Joinder or of the occurrence of any Junior Effective Date).

Section 7.7 Addresses for Notices. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, sent by telecopy, emailed, or sent by overnight express courier service or United States mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telecopy or email or five (5) days after deposit in the United States mail (certified, with postage prepaid and properly addressed). For the purposes hereof, the addresses of the parties hereto (until notice of a change thereof is delivered as provided in this Section 7.7) shall be as set forth below or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.

ABL Agent:	Royal Bank of Canada
4th Floor, 20 King Street West
Toronto, Ontario M5H 1C4
Attention: Manager, Agency Services Group
Telecopy No.: 416.842.4023

with a copy (which shall not constitute notice) to:

Paul Hastings LLP
75 E 55th Street
New York, NY 10022
Attention: Michael Baker
Telecopy: 212.318.6855

Term Agent:	Royal Bank of Canada
4th Floor, 20 King Street West
Toronto, Ontario M5H 1C4
Attention: Manager, Agency Services Group
Telecopy No.: (416) 842-4023

with a copy (which shall not constitute notice) to:

Paul Hastings LLP
75 E 55th Street
New York, NY 10022
Attention: Michael Baker
Telecopy: (212) 318-6855

Any Junior Agent:	As set forth in the Junior Secured Indebtedness Joinder executed and delivered by such Junior Agent pursuant to Section 7.6.

Borrower:	c/o Norcraft Companies, L.P.
3020 Denmark Avenue, Suite 100
Eagan, Minnesota 55121
Attention: Chief Financial Officer
Telecopy No.: (651) 234-3398

with a copy to:

Apax Partners, L.P.
45 Park Avenue
New York, NY 10022
Attention: David Kim
Telecopy: (212) 319-6155

and to:

c/o KarpReilly LLC
104 Field Point Road, 2nd Floor
Greenwich, Connecticut 06830
Attention: Chris Reilly, Co-Founder
Telecopy No.: (203) 504-9912

and to:

c/o Trimaran Capital Partners, LLC
425 Lexington Avenue, 3rd Floor
New York, New York 10017
Attention: Jay Bloom, Managing Partner
Telecopy No.: (212) 885-4350

and to:

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036-8704
Attention: Sunil W. Savkar
Telecopy No.: (646) 728-1533

Section 7.8 No Waiver; Remedies. No failure on the part of any Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

Section 7.9 Continuing Agreement, Transfer of Secured Obligations. This Agreement is a continuing agreement and shall (a) remain in full force and effect until the Discharge of Senior Obligations shall have occurred, (b) be binding upon the Parties and their successors and assigns, and (c) inure to the benefit of and be enforceable by the Parties and their respective successors and permitted transferees and assigns. Except as set forth in Section 7.4 hereof, nothing herein is intended, or shall be construed to give, any other Person any right, remedy or claim under, to or in respect of this Agreement or any Collateral. All references to any Credit Party shall include any Credit Party as debtor-in-possession and any receiver or trustee for such Credit Party in any Insolvency Proceeding. Without limiting the generality of the foregoing clause (c), to the extent permitted by the applicable Credit Document, the ABL Agent, any ABL Secured Party, the Term Agent, any Term Secured Party, any Junior Agent or any Junior Secured Party may assign or otherwise transfer all or any portion of the ABL Obligations, the Term Obligations or the Junior Obligations in accordance with the ABL Credit Agreement, the Term Credit Agreement or Junior Agreement, in each case, as applicable, to any other Person (other than the Borrower, any Guarantor or any Affiliate of the Borrower or any Guarantor and any Subsidiary of the Borrower or any Guarantor (except as provided in any ABL Credit Agreement, any Term Credit Agreement or any Junior Agreement, as applicable)), and such other Person shall thereupon become vested with all the rights and obligations in respect thereof granted to the ABL Agent, the Term Agent, any Junior Agent, any ABL Secured Party, any Term Secured Party or any Junior Secured Party, as the case may be, herein or otherwise. The ABL Secured Parties, the Term Secured Parties and the Junior Secured Parties may continue, at any time and without notice to the other parties hereto, to extend credit and other financial accommodations, lend monies and provide Indebtedness to, or for the benefit of, any Credit Party on the faith hereof.

Section 7.10 GOVERNING LAW; ENTIRE AGREEMENT. (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. This Agreement constitutes the entire agreement and understanding among the Parties with respect to the subject matter hereof and supersedes any prior agreements, written or oral, with respect thereto.

Section 7.11 Counterparts. This Agreement may be executed in any number of counterparts, and it is not necessary that the signatures of all Parties be contained on any one counterpart hereof, each counterpart will be deemed to be an original, and all together shall constitute one and the same document. Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission (in “.pdf” or similar format) shall be as effective as delivery of a manually signed counterpart of this Agreement.

Section 7.12 No Third Party Beneficiaries. This Agreement is solely for the benefit of the ABL Agent, ABL Secured Parties, Term Agent, Term Secured Parties, any Junior Agent and any Junior Secured Parties. Except as set forth in Section 7.4 hereof (in respect of which the Borrower and the other Credit Parties are third party beneficiaries), no other Person (including the Borrower, any Guarantor or any Affiliate of the Borrower or any Guarantor, or any Subsidiary of the Borrower or any Guarantor (except as provided in any ABL Credit Agreement or any Term Credit Agreement, as applicable)) shall be deemed to be a third party beneficiary of this Agreement.

Section 7.13 Headings. The headings of the articles and sections of this Agreement are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

Section 7.14 Severability. If any of the provisions in this Agreement shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement and shall not invalidate the Lien Priority or the application of Proceeds and other priorities set forth in this Agreement. The parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 7.15 Attorneys’ Fees. The Parties agree that if any dispute, arbitration, litigation, or other proceeding is brought with respect to the enforcement of this Agreement or any provision hereof, the prevailing party in such dispute, arbitration, litigation, or other proceeding shall be entitled to recover its reasonable attorneys’ fees and all other costs and expenses incurred in the enforcement of this Agreement, irrespective of whether suit is brought.

Section 7.16 VENUE; JURY TRIAL WAIVER.

(a) EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY IN THE BOROUGH OF MANHATTAN AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT ANY ABL SECURED PARTY, ANY TERM SECURED PARTY OR ANY JUNIOR SECURED PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, ANY TERM DOCUMENTS, ANY ABL DOCUMENTS OR ANY JUNIOR DOCUMENTS AGAINST ANY CREDIT PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(b) EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT REFERRED TO IN PARAGRAPH (a) OF THIS SECTION 7.16. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(c) EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER

AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. EACH PARTY HERETO REPRESENTS THAT IT HAS REVIEWED THIS WAIVER AND IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

(d) EACH PARTY TO THIS AGREEMENT IRREVOCABLY CONSENTS TO SERVICE OF PROCESS (OTHER THAN BY EMAIL OR TELECOPY) IN THE MANNER PROVIDED FOR NOTICES IN SECTION 7.7 HEREOF. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

Section 7.17 Intercreditor Agreement. This Agreement is the “Intercreditor Agreement” referred to in the ABL Credit Agreement and this Agreement is the “ABL Intercreditor Agreement” referred to in the Term Credit Agreement and each Junior Agreement, if any. Nothing in this Agreement shall be deemed to subordinate the obligations due to (i) any ABL Secured Party to the obligations due to any Term Secured Party or any Junior Secured Party, (ii) any Term Secured Party to the obligations due to any ABL Secured Party or any Junior Secured Party or (iii) any Junior Secured Party to the obligations due to any Senior Secured Party (in each case, whether before or after the occurrence of an Insolvency Proceeding), it being the intent of the Parties that this Agreement shall effectuate a subordination of Liens but not a subordination of Indebtedness.

Section 7.18 No Warranties or Liability. The Term Agent, the ABL Agent and each Junior Agent that becomes a party to this Agreement acknowledge and agree that no such Party has made any representation or warranty with respect to the execution, validity, legality, completeness, collectability or enforceability of any other ABL Document, any Term Document or any Junior Document. Except as otherwise provided in this Agreement, the Term Agent, the ABL Agent and each Junior Agent that becomes a party to this Agreement will be entitled to manage and supervise their respective extensions of credit to any Credit Party in accordance with law and their usual practices, modified from time to time as they deem appropriate.

Section 7.19 Conflicts. In the event of any conflict between the provisions of this Agreement and the provisions of any ABL Document, any Term Document or any Junior Document, the provisions of this Agreement shall govern.

Section 7.20 Costs and Expenses. All costs and expenses incurred by the Term Agent, the ABL Agent or any Junior Agent, including, without limitation pursuant to Section 3.8(d) and Section 4.1(f) hereunder shall be reimbursed by the Borrower and the Credit

Parties as provided in Section 10.03 of the Term Credit Agreement (or any similar provision), Section 10.03 (or any similar provision) of the ABL Credit Agreement and any applicable expense reimbursement provision of any Junior Agreement.

Section 7.21 Information Concerning Financial Condition of the Credit Parties. Each of the Term Agent, the ABL Agent and each Junior Agent that becomes a party to this Agreement hereby assumes responsibility for keeping itself informed of the financial condition of the Credit Parties and all other circumstances bearing upon the risk of nonpayment of the Term Obligations, the ABL Obligations or the applicable Junior Obligations, as applicable. The Term Agent, the ABL Agent and each Junior Agent that becomes a party to this Agreement hereby agree that no party shall have any duty to advise any other party of information known to it regarding such condition or any such circumstances. In the event the Term Agent, the ABL Agent or any Junior Agent that becomes a party to this Agreement, in its sole discretion, undertakes at any time or from time to time to provide any information to any other party to this Agreement, (a) it shall be under no obligation (i) to provide any such information to such other party or any other party on any subsequent occasion, (ii) to undertake any investigation not a part of its regular business routine, or (iii) to disclose any other information, (b) it makes no representation as to the accuracy or completeness of any such information and shall not be liable for any information contained therein, and (c) the Party receiving such information hereby agrees to hold the other Party harmless from any action the receiving Party may take or conclusion the receiving Party may reach or draw from any such information, as well as from and against any and all losses, claims, damages, liabilities, and expenses to which such receiving Party may become subject arising out of or in connection with the use of such information.

Section 7.22 Additional Credit Parties. The Borrower will promptly cause each Person that becomes a Credit Party to execute and deliver to the parties hereto an acknowledgment to this Agreement substantially in the form of Exhibit A, whereupon such Person will be bound by the terms hereof to the same extent as if it had executed and delivered this Agreement as of the date hereof. The Parties and the Credit Parties hereto further agree that, notwithstanding any failure to take the actions required by the immediately preceding sentence, each Person which becomes a Credit Party at any time (and any security granted by any such Person) shall be subject to the provisions hereof as fully as if the same constituted a Credit Party party hereto and had complied with the requirements of the immediately preceding sentence.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the ABL Agent, for and on behalf of itself and the ABL Secured Parties, and the Term Agent, for and on behalf of itself and the Term Secured Parties, have caused this Agreement to be duly executed and delivered as of the date first above written.

ROYAL BANK OF CANADA, in its capacity as the ABL Agent

By:	/s/ Yvonne Brazier
	Name:	Yvonne Brazier
	Title:	Manager, Agency

[Signature Page to Intercreditor Agreement]

ROYAL BANK OF CANADA, in its capacity as the Term Agent

By:	/s/ Yvonne Brazier
	Name:	Yvonne Brazier
	Title:	Manager, Agency

[Signature Page to Intercreditor Agreement]

Exhibit A

ACKNOWLEDGMENT

The Borrower and each Guarantor hereby acknowledges that it has received a copy of this Agreement as in effect on the date hereof and consents thereto, agrees to recognize all rights granted thereby to the ABL Agent, the ABL Secured Parties, the Term Agent, the Term Secured Parties and any Junior Agent that becomes party to this Agreement or any Junior Secured Parties represented thereby (including pursuant to Section 7.20 hereof) and will not do any act to interfere with any obligations of the Parties to this Agreement. The Borrower and each Guarantor further acknowledges and agrees that (except as set forth in Section 7.4 hereof) it is not an intended beneficiary or third party beneficiary under this Agreement and (i) as between the ABL Secured Parties, the Borrower and Guarantors, the ABL Documents remain in full force and effect as written and are in no way modified hereby, and (ii) as between the Term Secured Parties, the Borrower and Guarantors, the Term Documents remain in full force and effect as written and are in no way modified hereby.

Without limiting the foregoing or any rights or remedies the Borrower and the other Credit Parties may have, Intermediate Holdings, the Borrower and the other Credit Parties consent to the performance by the Term Agent of the obligations set forth in Section 3.6 of this Agreement and acknowledge and agree that neither the Term Agent nor any other Term Secured Party shall ever be accountable or liable for any action taken or omitted by the ABL Agent or any other ABL Secured Party or its or any of their officers, employees, agents successors or assigns in connection therewith or incidental thereto or in consequence thereof, including any improper use or disclosure of any proprietary information or other Intellectual Property by the ABL Agent or any other ABL Secured Party or its or any of their officers, employees, agents, successors or assigns or any other damage to or misuse or loss of any property of the Credit Parties as a result of any action taken or omitted by the ABL Agent or its officers, employees, agents, successors or assigns pursuant to, and in accordance with, Section 3.6 of this Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

CREDIT PARTIES:

NORCRAFT COMPANIES, L.P., as Borrower
By:	NORCRAFT GP, L.L.C., its general partner

By:	/s/ Leigh Ginter
Name:	Leigh Ginter
Title:	Secretary and Chief Financial Officer

[Signature Page to Intercreditor Agreement]

GUARANTORS:

NORCRAFT INTERMEDIATE HOLDINGS, L.P.
NORCRAFT FINANCE CORP.
NORCRAFT CANADA CORPORATION, each as a Loan Party

By:	/s/ Leigh Ginter
Name:	Leigh Ginter
Title:	Secretary and Chief Financial Officer

[Signature Page to Intercreditor Agreement]

Exhibit B

JUNIOR SECURED INDEBTEDNESS DESIGNATION

DESIGNATION, dated as of                  , 20    , by [NORCRAFT COMPANIES, L.P.]1 (the “Company”). Capitalized terms used herein and not otherwise defined herein shall have the meaning specified in the Intercreditor Agreement (as amended, supplemented, restated, amended and restated or otherwise modified from time to time pursuant to the terms thereof, the “Intercreditor Agreement”) entered into as of December 13, 2013 among ROYAL BANK OF CANADA, in its capacities as administrative agent and collateral agent (together with its successors and permitted assigns in such capacities, the “ABL Agent”) for the ABL Secured Parties, ROYAL BANK OF CANADA, in its capacities as administrative agent and collateral agent (together with its successors and permitted assigns in such capacities, the “Term Agent”) for the Term Secured Parties, and each Junior Agent that from time to time becomes a party thereto pursuant to Section 7.6 thereof.2

Reference is made to that certain [insert name of Junior Agreement], dated as of                  , 20     (the “Junior Agreement”), among [list any applicable Credit Party], [list Junior Lenders] [and Junior Agent, as agent (the “New Junior Agent”)].

Section 7.6 of the Intercreditor Agreement permits the Company to designate Junior Secured Indebtedness under the Intercreditor Agreement. Accordingly:

Section 1. Representations and Warranties. The Company hereby represents and warrants to the ABL Agent, the Term Agent and any Junior Agent that:

(a) The Junior Secured Indebtedness incurred or to be incurred under the Junior Agreement constitutes “Junior Secured Indebtedness” which complies with the definition of such term in the Intercreditor Agreement; and

(b) all conditions set forth in Section 7.6 of the Intercreditor Agreement with respect to the Junior Secured Indebtedness have been satisfied.

Section 2. Designation of Junior Secured Indebtedness. The Company hereby designates such Junior Secured Indebtedness as Junior Secured Indebtedness under the Intercreditor Agreement.

[Signature Page to Junior Secured Indebtedness Designation]

[1]	Revise as appropriate to refer to any permitted successor or assign.
[2]	Revise as appropriate to refer to any successor Agent and to add reference to any previously added Junior Agent.

IN WITNESS OF, the undersigned has caused this Designation to be duly executed by its duly authorized officer or other representative, all as of the day and year first above written.

[NORCRAFT COMPANIES, L.P.]

By:
Name:
Title:

[Junior Secured Indebtedness Designation]

Exhibit C

JUNIOR SECURED INDEBTEDNESS JOINDER

JOINDER, dated as of             , 20    (this “Agreement”), among ROYAL BANK OF CANADA, in its capacities as administrative agent and collateral agent (together with its successors and permitted assigns in such capacities, the “ABL Agent”) for the ABL Secured Parties, ROYAL BANK OF CANADA, in its capacities as administrative agent and collateral agent (together with its successors and permitted assigns in such capacities, the “Term Agent”) for the Term Secured Parties, and [list any previously added Junior Agent] [and insert name of each Junior Agent under any Junior Agreement being added hereby as party] and any successors or permitted assigns thereof, to the Intercreditor Agreement dated as of December 13, 2013 (as amended, supplemented, restated, amended and restated or otherwise modified from time to time pursuant to the terms thereof, the “Intercreditor Agreement”) among the ABL Agent, the Term Agent [and (list any previously added Junior Agent)]. Capitalized terms used herein and not otherwise defined herein shall have the meaning specified in the Intercreditor Agreement.

W I T N E S S E T H:

Reference is made to that certain [insert name of Junior Agreement], dated as of                  , 20    (the “Junior Agreement”), among [list any applicable Credit Party], [list any applicable Junior Secured Parties (the “Joining Junior Secured Parties”)] [and insert name of each applicable Junior Agent (the “Joining Junior Agent”)].

Section 7.6 of the Intercreditor Agreement permits the Company to designate Junior Secured Indebtedness under the Intercreditor Agreement. The Company has so designated Junior Secured Indebtedness incurred or to be incurred under the Junior Agreement as Junior Secured Indebtedness by means of a Junior Secured Indebtedness Designation.

Accordingly, [the Joining Junior Agent, for itself and on behalf of the Joining Junior Secured Parties,] hereby agrees with the ABL Agent, the Term Agent and any Junior Agent party to the Intercreditor Agreement as follows:

Section 1. Agreement to be Bound. The [Joining Junior Agent, for itself and on behalf of the Joining Junior Secured Parties,] hereby agrees to be bound by the terms and provisions of the Intercreditor Agreement and shall, as of the Junior Effective Date with respect to the Junior Agreement, be deemed to be a party to the Intercreditor Agreement.

Section 2. Recognition of Claims. (a) The ABL Agent (for itself and on behalf of the other ABL Secured Parties), the Term Agent (for itself and on behalf of the other Term Parties) and [each of the Junior Agents (for itself and on behalf of any Junior Secured Parties represented thereby)] hereby agree that the interests of the respective Secured Parties in the Liens granted to the ABL Agent, the Term Agent or any Junior Agent, as applicable, under the applicable Credit Documents shall be treated, as among the Secured Parties, as having the priorities provided for in Section 2.1 of the Intercreditor Agreement, and shall at all times be allocated among the Secured Parties as provided therein regardless of any claim or defense (including without limitation any claims under the fraudulent transfer, preference or similar avoidance provisions of applicable bankruptcy, insolvency or other laws affecting the rights of creditors generally) to which the ABL Agent, the Term Agent, any Junior Agent or any other Secured Party may be entitled or subject. The [Joining Junior Agent (for itself and on behalf of the Joining Junior Secured Parties)] (a) recognize[s] the existence and validity of the ABL Obligations, the Term Obligations and [any existing Junior Obligations]3 and (b) agree[s] to refrain from making or asserting any claim that any ABL Credit Agreement or any other ABL Documents, any Term Credit Agreement or any other Term Documents or [the existing Junior Debt Documents],4 as the case may be, are invalid or not enforceable in accordance with their terms as a result of the circumstances surrounding the incurrence of such obligations.

Section 3. Notices. Notices and other communications provided for under the Intercreditor Agreement to be provided to [the Joining Junior Agent] shall be sent to the address set forth on Annex 1 attached hereto (until notice of a change thereof is delivered as provided in Section 7.6 of the Intercreditor Agreement).

Section 4. Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original. Delivery of an executed signature page to this Agreement by facsimile or electronic transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

Section 5. Governing Law. THE VALIDITY, PERFORMANCE, AND ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. THIS AGREEMENT AND THE INTERCREDITOR AGREEMENT CONSTITUTE THE ENTIRE AGREEMENT AND UNDERSTANDING AMONG THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDES ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

[Signature Pages Follow]

[3]	Add specific reference to any previously added Junior Obligations as appropriate.
[4]	Add reference to any previously added Junior Agreement and related Junior Documents as appropriate.

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

[Joining Junior Agent],
[on behalf of the Joining Junior Secured Parties

By:
Name:
Title:

Address for notices:

[ ]

Acknowledged and agreed by:

Royal Bank of Canada, as ABL Agent

By:
Name:
Title:

Current address for notices:

[ ]

Royal Bank of Canada, as Term Agent

By:
Name:
Title:

Current address for notices:

[ ]

[Junior Secured Indebtedness Joinder]

EXHIBIT D

JOINDER AGREEMENT

[Date]

Reference is made to the Intercreditor Agreement. dated as of December 13, 2013 (as amended, supplemented, restated, amended and restated or otherwise modified from time to time pursuant to the terms thereof, the “Intercreditor Agreement”), among ROYAL BANK OF CANADA in its capacities as administrative agent and collateral agent (together with its successors and permitted assigns in such capacities, the “ABL Agent”)5 for the ABL Secured Parties, ROYAL BANK OF CANADA, in its capacities as administrative agent and collateral agent (together with its successors and assigns in such capacities, the “Term Agent”)6 for the Term Secured Parties, and [list any previously added Junior Agent] and any successors or assigns thereof. Capitalized terms used herein and not otherwise defined herein shall have the meaning specified in the Intercreditor Agreement.

W I T N E S S E T H:

WHEREAS, Section 5.2(c) of the Intercreditor Agreement provides that [ABL Obligations][Term Obligations] may be refunded, replaced or refinanced in whole or in part, and the holders of such refunding, replacing or refinancing Indebtedness (or an authorized agent or trustee on their behalf) may bind themselves to the terms of the Intercreditor Agreement;

WHEREAS, on the date hereof, NORCRAFT COMPANIES, L.P. (the “Company”) is [describe refinancing transaction], the proceeds of which are being used to refinance a portion of the [ABL Obligations][Term Obligations] under the [ABL Credit Agreement][Term Credit Agreement]; and

WHEREAS, the Company wishes to have the [New Agent], as [collateral agent, trustee, etc. for the holders of the new] [ABL Obligations][Term Obligations], join the Intercreditor Agreement;

NOW, THEREFORE, the ABL Agent, the Term Agent and the [New Agent] hereby agree as follows:

Section 1. Joinder. Effective upon the execution of this Joinder Agreement by the [New Agent], (i) all [Obligations] (as defined in the [New Agreement]) shall constitute [ABL Obligations][Term Obligations] under the Intercreditor Agreement, (ii) all [New Documents] (as defined below) shall constitute [ABL Documents][Term Documents] under the Intercreditor Agreement, (iii) the [New Secured Parties] (as defined in the [New Agreement]) shall constitute [ABL Secured Parties][Term Secured Parties] under the Intercreditor Agreement, (iv) all [New Security Documents] (as defined in the [New Agreement]) shall constitute [ABL Collateral

[5]	Revise as appropriate to refer to any successor ABL Agent.
[6]	Revise as appropriate to refer to any successor Term Agent.

Documents][Term Collateral Documents] under the Intercreditor Agreement, (v) the [New Agreement] shall constitute a [ABL Credit Agreement][Term Credit Agreement] under the Intercreditor Agreement, (vi) the [New Lenders] (as defined in the [New Agreement]) of the [New Notes] shall constitute Lenders and [ABL Lenders][Term Lenders] under the Intercreditor Agreement for all purposes [other than the definition of Cash Management Services] and (vii) all Liens securing the [New Obligations] vis-a-vis any Liens for the benefit of the [Term Secured Parties][ABL Secured Parties] in respect of [Term Obligations][ABL Obligations] shall be governed by the priority and limitations set forth in the Intercreditor Agreement. The “[New Documents]” shall mean the [New Agreement], the [New Notes] (as defined in the [New Agreement]), the [New Security Documents] and all other documents evidencing [New Obligations], now or hereafter executed by or on behalf of any [ABL Credit Party][Term Credit Party] or any of its respective Subsidiaries or Affiliates, and delivered to the [New Collateral Agent], in connection with any of the foregoing, in each case as the same may be amended, supplemented, restated or otherwise modified from time to time.

Section 2. [ABL Agent][Term Agent]. Following the effectiveness of this Joinder Agreement, (i) [Royal Bank of Canada (the “Existing ABL Agent”)][Royal Bank of Canada (the “Existin Agent”)] shall continue to act as the [ABL Agent][Term Agent] authorized to represent all of the [ABL Secured Parties][Term Secured Parties] under the Intercreditor Agreement, including without limitation, the [New Collateral Agent] and the other [New Secured Parties], and to take actions on behalf of all [ABL Secured Parties][Term Secured Parties] thereunder, and (ii) for the avoidance of doubt, the [New Collateral Agent] and any other authorized agent or trustee of any holders of Indebtedness refinancing any [ABL Obligations][Term Obligations] that joins the Intercreditor Agreement pursuant to Section 5.2(c) thereof may succeed the [Existing ABL Agent][Existing TLB Agent] as the [ABL Agent][Term Agent] under the Intercreditor Agreement pursuant to any other agreement among the [ABL Secured Parties][Term Secured Parties] upon notice to the [Term Agent][ABL Agent] after the date hereof.

Section 3. Counterparts. This Joinder Agreement may be executed in counterparts, each of which shall constitute an original. Delivery of an executed signature page to this Joinder Agreement by facsimile or electronic transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

Section 4. Governing Law. THE VALIDITY, PERFORMANCE, AND ENFORCEMENT OF THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. THIS JOINDER AGREEMENT CONSTITUTES THE ENTIRE AGREEMENT AND UNDERSTANDING AMONG THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned have caused this Joinder Agreement to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

[New Agent],
on behalf of the [New Secured Parties]

By:
Name:
Title:

Address for notices:

[ ]

Acknowledged and agreed by:

Royal Bank of Canada, as ABL Agent

By:
Name:
Title:

Current address for notices:

[ ]

Royal Bank of Canada, as Term Agent

By:
Name:
Title:

Current address for notices: [ ]